                                                                  EXECUTION COPY

                          SALE AND SERVICING AGREEMENT
                         Dated as of September 14, 2006

                                      among

                              INDYMAC BANK, F.S.B.
                              (Seller and Servicer)

                                INDYMAC MBS, INC.
                                   (Depositor)

              INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST,
                                 SERIES 2006-H3
                                     (Trust)

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                               (Indenture Trustee)

                                                 ARTICLE I.
                                                 DEFINITIONS

Section 1.01    Definitions............................................................................    2

Section 1.02    Other Definitional Provisions..........................................................   33

Section 1.03    Interest Calculations..................................................................   34

                                                 ARTICLE II.
                                      CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01    Conveyance of the Mortgage Loans.......................................................   34

Section 2.02    Acceptance by Indenture Trustee, Review of Documentation...............................   40

Section 2.03    Representations and Warranties Regarding the Seller, the Depositor and the Servicer....   41

Section 2.04    Representations and Warranties of the Seller Regarding the Mortgage Loans..............   44

Section 2.05    Substitution of Mortgage Loans.........................................................   51

Section 2.06    Tax Treatment..........................................................................   53

Section 2.07    Representations, Warranties and Covenants of the Depositor.............................   53

                                                ARTICLE III.
                               ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01    The Servicer...........................................................................   55

Section 3.02    Collection of Certain Mortgage Loan Payments...........................................   59

Section 3.03    Withdrawals from the Collection Account................................................   61

Section 3.04    Maintenance of Hazard Insurance; Property Protection Expenses..........................   62

Section 3.05    Maintenance of Mortgage Impairment Insurance Policy....................................   62

Section 3.06    Maintenance of Fidelity Bond and Errors and Omissions Insurance........................   63

Section 3.07    Management of and Realization upon Defaulted Mortgage Loans............................   63

Section 3.08    Indenture Trustee to Cooperate.........................................................   65

Section 3.09    Servicing Compensation; Payment of Certain Expenses by Servicer........................   66

Section 3.10    Annual Statement as to Compliance......................................................   67

Section 3.11    Assessment of Compliance and Attestation Report........................................   67

Section 3.12    Access to Certain Documentation and Information Regarding the Mortgage Loans...........   69

Section 3.13    Early Termination Fees.................................................................   69

Section 3.14    Commission Reporting...................................................................   70

Section 3.15    Reports of Foreclosures and Abandonments of Mortgaged Properties, Returns Relating
                to Mortgage Interest Received from Individuals and Returns Relating to
                Cancellation of Indebtedness...........................................................   73

Section 3.16    Assumption Agreements..................................................................   74

Section 3.17    Payment of Taxes, Insurance and Other Charges..........................................   74

Section 3.18    Servicing Advances.....................................................................   74

Section 3.19    Allocation of Charge-Off Amounts.......................................................   75

                                                 ARTICLE IV.
                                                   INSURER

Section 4.01    Claims upon the Policy.................................................................   75

Section 4.02    Effect of Payments by the Insurer; Subrogation.........................................   76

                                                 ARTICLE V.
         PRIORITY OF DISTRIBUTIONS; STATEMENTS TO CLASS A NOTEHOLDERS; RIGHTS OF CLASS A NOTEHOLDERS

Section 5.01    Distributions..........................................................................   77

Section 5.02    Calculation of the Note Rate...........................................................   80

Section 5.03    Servicing Certificate and Statement to  Noteholders....................................   80

Section 5.04    Other Receipts.........................................................................   81

Section 5.05    Payment Account........................................................................   82

Section 5.06    Reserve Account........................................................................   82

Section 5.07    The Certificate Account................................................................   83

Section 5.08    Rapid Amortization Event...............................................................   83

Section 5.09    Indenture Trustee Fees and Indemnification Expenses....................................   86

                                                 ARTICLE VI.
                                 THE SELLER, THE SERVICER AND THE DEPOSITOR

Section 6.01    Liability of the Seller, the Servicer and the Depositor................................   86

Section 6.02    Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the
                Servicer or the Depositor..............................................................   86

Section 6.03    Limitation on Liability of the Seller, the Depositor, the Servicer and Others..........   86

Section 6.04    Servicer Not to Resign.................................................................   87

Section 6.05    Delegation of Duties...................................................................   88

Section 6.06    Indemnification of the Trust by the Servicer...........................................   88

                                                ARTICLE VII.
                                            SERVICER TERMINATION

Section 7.01    Events of Servicer Termination.........................................................   88

Section 7.02    Indenture Trustee to Act; Appointment of Successor.....................................   91

Section 7.03    Waiver of Defaults.....................................................................   92

Section 7.04    Notification to Noteholders............................................................   92

                                                ARTICLE VIII.
                                                 TERMINATION

Section 8.01    Termination............................................................................   93

                                                 ARTICLE IX.
                                            THE INDENTURE TRUSTEE

Section 9.01    Indenture Trustee Not Liable for the Notes or Mortgage Loans...........................   94

Section 9.02    Indenture Trustee May Own Notes........................................................   95

Section 9.03    Indenture Trustee's Fees and Expenses..................................................   95

                                                 ARTICLE X.
                                          MISCELLANEOUS PROVISIONS

Section 10.01   Amendment..............................................................................   96

Section 10.02   Recordation of Agreement...............................................................   97

Section 10.03   Duration of Agreement..................................................................   97

Section 10.04   Governing Law..........................................................................   98

Section 10.05   Notices................................................................................   98

Section 10.06   Severability of Provisions.............................................................   98

Section 10.07   No Partnership.........................................................................   98

Section 10.08   Counterparts...........................................................................   98

Section 10.09   Successors and Assigns.................................................................   98

Section 10.10   Headings...............................................................................   99

Section 10.11   Reports to Rating Agencies.............................................................   99

Section 10.12   Inconsistencies Among Transaction Documents............................................   99

Section 10.13   Rights of the Insurer to Exercise Rights of Class A Noteholders........................   99

Section 10.14   Enforceability Rights of the Indenture Trustee.........................................   99

Section 10.15   Matters Regarding the Trust............................................................  100

Section 10.16   Reports to Insurer.....................................................................  100

Section 10.17   Matters Regarding the Indenture Trustee................................................  100

Section 10.18   Limitation of Owner Trustee Liability..................................................  100

EXHIBITS

EXHIBIT A   Mortgage Loan Schedule

EXHIBIT B   List of Servicing Officers

EXHIBIT C   Form of Annual Officer's Certificate

EXHIBIT D   Form of Advance Notice

EXHIBIT E   Form of Mortgage Note

EXHIBIT F   Form of Mortgage

EXHIBIT G   Specimen of the Policy

EXHIBIT H   Form of Lost Note Affidavit

EXHIBIT I   Form of Request for Release

EXHIBIT J   Form of Initial Certification

EXHIBIT K   Form of Interim Certification

EXHIBIT L   Form of Final Certification

EXHIBIT M   Form of Certification to be Provided by the Depositor with Form 10-K

EXHIBIT N   Indenture Trustee's Officer's Certificate

EXHIBIT O   Originators' Appraisal Matrix

EXHIBIT P   Servicing Criteria

EXHIBIT Q   Form of Statement to Noteholders

EXHIBIT R   Form 10-D, Form 8-K and Form 10-K Reporting Responsibility

      This Sale and Servicing Agreement (the "Agreement") is entered into effective as of September 14, 2006, among INDYMAC BANK, F.S.B., a federal savings bank, as seller (in such capacity, the "Seller"), and as servicer (in such capacity, the "Servicer"), INDYMAC MBS, INC., a Delaware corporation, as the depositor (the "Depositor"), INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES 2006-H3, a Delaware statutory trust (the "Trust"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as Indenture Trustee on behalf of the Class A Noteholders (in such capacity, the "Indenture Trustee").

                              PRELIMINARY STATEMENT

      In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

      The following table sets forth the Class Designation, Note Rate, Initial Note Principal Amount and minimum denomination for the Notes of each Class issued pursuant to the Indenture.

              Class                    Initial Note        Minimum
           Designation   Note Rate   Principal Amount   Denominations
           -----------   ---------   ----------------   -------------

             Class A        (1)        $ 496,786,000      $100,000

             Class M1       (2)        $   2,509,000      $100,000

             Class M2       (3)        $   2,509,000      $100,000

----------
(1) The Note Rate with respect to any Payment Date (and the related Interest Accrual Period) for the Class A Notes is the per annum rate equal to the lesser of (i) LIBOR plus 0.17% and (ii) the Maximum Rate for such Payment Date.

(2) The Note Rate with respect to any Payment Date (and the related Interest Accrual Period) for the Class M1 Notes is the per annum rate equal to the lesser of (i) LIBOR plus 3.00% and (ii) the Maximum Rate for such Payment Date.

(3) The Note Rate with respect to any Payment Date (and the related Interest Accrual Period) for the Class M2 Notes is the per annum rate equal to the lesser of (i) LIBOR plus 3.00% and (ii) the Maximum Rate for such Payment Date.

                                   ARTICLE I.

                                   DEFINITIONS

      Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accelerated Principal Payment: With respect to any Payment Date a payment received as a payment of principal by the Noteholders of any Class of Notes, for the purpose of increasing the Overcollateralization Amount, and to be paid from the Excess Cashflow for such Class, and equal to for any Payment Date the lesser of (x) the amount of the Excess Cashflow for such Class and (y) the Overcollateralization Deficiency Amount for such Payment Date (after giving effect to any Class of Notes senior to such Class).

      Accepted Servicing Practices: The Servicer's normal servicing practices in servicing and administering revolving home equity line of credit mortgage loans for its own account, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

      Accountant's Opinion: A written opinion of the Servicer's internal accountants, delivered and acceptable to the Indenture Trustee.

      Accrual Period: With respect to each Mortgage Loan and Due Date, the period from and including the preceding Due Date to but not including such Due Date.

      Additional Balance: As to any Mortgage Loan and day, the aggregate amount of all Draws conveyed to the Trust pursuant to Section 2.01(a).

      Additional Balance Advance Amount: As to any Payment Date during the Managed Amortization Period, the excess, if any, of (i) the aggregate principal amount of all Additional Balances created during the Collection Period relating to such Payment Date over (ii) the Principal Collections in respect of the Mortgage Loans received during the Collection Period relating to such Payment Date.

      Administration Agreement: The Administration Agreement dated as of September 29, 2006 among the Issuer, the Administrator, the Owner Trustee and the Depositor, as may be amended or supplemented from time to time.

      Advance Notice: A notice to the Class L Certificateholder substantially in the form of Exhibit D.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

      Aggregate Draw Amount - As of any day during the Managed Amortization Period, the sum of (x) the Floating Allocation Percentage of the aggregate principal balance of all Draws on such day and (y) the amount of any Daily Draw Deficits remaining from the preceding day of the related Collection Period (if such preceding day is not within the related Collection Period, the Daily Draw Deficit from the preceding day shall be zero).

      Agreement: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

      Anniversary Year: Means the one-year period beginning on the Closing Date and ending on the first anniversary thereof, and each subsequent one-year period beginning on the day after the end of the preceding Anniversary Year and ending on the next succeeding anniversary of the Closing Date.

      Appraised Value: The appraised value of a Mortgaged Property based upon the appraisal made by or for the originator, in compliance with the Servicer's underwriting criteria (which criteria may permit an electronic appraisal or other abbreviated appraisal process), in each case at the time of the origination of the related Mortgage Loan or, if new appraisals are obtained, the appraised value based upon the most recent appraisal.

      Assessment of Compliance: As defined in Section 3.11.

      Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to effect the sale of the Mortgage to the Indenture Trustee, on behalf of the Trust, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

      Available Funds: With respect to any Payment Date, the sum of (i) the Principal Collections for the related Collection Period, (ii) the Interest Collections for the related Collection Period, (iii) Early Termination Fees recovered from any Mortgagor during the related Collection Period and (iv) any other amounts remitted by the Servicer with respect to that Payment Date on the Servicer Remittance Date pursuant to Section 3.03(ii).

      Avoided Payment: As defined in the Policy.

      Book-Entry Note: Any Class A Note registered in the name of the Depository or its nominee, ownership of a security entitlement with respect to which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

      Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of New York or California or the city in which the Corporate Trust Office or the office of the Insurer is located are required or authorized by law to be closed.

      Certificate Account: The account maintained by the Administrator pursuant to Section 5.07

      Certificate Principal Balance: The Class Principal Balance of the Class B Certificates, the Class Principal Balance of the Class L Certificates or the Class Principal Balance of the Class R Certificates, as applicable.

      Certificate Register and Certificate Registrar: The register which provides for the registration of the Certificates and the registration of transfers of Certificates, which shall be maintained by the Indenture Trustee, as Certificate Registrar.

      Certificateholders: The holders of the Class B Certificates, the Class L Certificates or the Class R Certificates.

      Certificates: The Class B Certificates, Class L Certificates and Class R Certificates.

      Charge-Off Amount: With respect to any Charged-Off HELOC under clause (i) of the definition thereof, the amount of the Principal Balance that has been written down (including, for any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, any unrecovered portion of its Principal Balance that is written down during that Collection Period after giving effect to the Net Liquidation Proceeds applied in reduction of the Principal Balance of such Mortgage Loan) and with respect to any Charged-Off HELOC that became a Charged-Off HELOC during the related Collection Period under clause (ii) of the definition thereof, the entire Principal Balance of such Mortgage Loan minus the Appraised Value of the related Mortgaged Property reduced by the principal balance of any senior mortgage loan also secured by such Mortgaged Property.

      Charged-Off HELOC: Means (i) a Mortgage Loan with a Principal Balance that has been written down on the Servicer's servicing system in accordance with its policies and procedures (including, any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, and had an unrecovered portion of its related Principal Balance written down during that Collection Period) and (ii) any Mortgage Loan that is more than 180 days past due.

      Class: All Notes and Certificates bearing the same class designation.

      Class A Note: Any Note designated as a "Class A Asset-Backed Note" on the face thereof, substantially in the form of Exhibit A-1 to the Indenture.

      Class A Noteholder: The owner of the Class A Notes, as shown on the Note Register.

      Class A Principal Payment Amount: With respect to each Payment Date, (a) prior to the Stepdown Date or if a Trigger Event is in effect or a Rapid Amortization Trigger Event has occurred, the Principal Payment Amount for such Payment Date and (b) on or after the Stepdown Date unless a Trigger Event is in effect or a Rapid Amortization Trigger Event has occurred, the lesser of (A) the excess of (i) the Note Principal Amount of the Class A Notes immediately prior to the applicable Payment Date over (ii) the Class A Target Amount for such Payment Date and (B) the Principal Payment Amount for such Payment Date.

      Class A Target Amount: For each Payment Date, the lesser of (a) the product of (i) 94.80% and (ii) the Invested Amount for such Payment Date and (b) the excess if any of (i) the Invested Amount for such Payment Date over (ii) 0.50% of the Cut-off Date Pool Balance.

      Class B Certificate: A Certificate, substantially in the form of Exhibit A-1 to the Trust Agreement.

      Class L Certificate: A Certificate, substantially in the form of Exhibit A-2 to the Trust Agreement.

      Class L Interest: The beneficial ownership interest in the assets of the Trust not represented by the Class B Certificate and the Class R Certificate and is evidenced by the Class L Certificate.

      Class L Interest Collections: With respect to any Payment Date and the Class L Certificate, an amount equal to the Interest Collections allocable to such Payment Date times the Class L Percentage.

      Class L Percentage: For any Payment Date, 100% minus the Floating Allocation Percentage for such Payment Date.

      Class R Certificate: A Residual Certificate, substantially in the form of Exhibit A-3 to the Trust Agreement.

      Class M1 Note: Any Note designated as a "Class M1 Asset-Backed Note" on the face thereof, substantially in the form of Exhibit A-2 to the Indenture.

      Class M1 Principal Payment Amount: With respect to any Payment Date, (a) prior to the Stepdown Date or if a Trigger Event is in effect or a Rapid Amortization Trigger Event has occurred, the Principal Payment Amount for such Payment Date remaining after the Note

Principal Amount of the Class A Notes has been reduced to zero and (b) on or after the Stepdown Date unless a Trigger Event is in effect or a Rapid Amortization Trigger Event has occurred, the lesser of (i) the excess of (A) the aggregate of the Note Principal Amount of the Class A Notes (after giving effect to payments of principal on such Payment Date) and the Note Principal Amount of the Class M1 Notes immediately prior to such Payment Date over (B) the Class M1 Target Amount for such Payment Date and (ii) the Principal Payment Amount for such Payment Date after giving effect to payments of principal to the Holders of the Class A Notes therefrom.

      Class M1 Target Amount: With respect to each Payment Date, the lesser of
(a) the product of (i) 95.80% and (ii) the Invested Amount for such Payment Date and (b) the excess if any of (i) the Invested Amount for such Payment Date over
(ii) 0.50% of the Cut-off Date Pool Balance.

      Class M2 Note: Any Note designated as a "Class M2 Asset-Backed Note" on the face thereof, substantially in the form of Exhibit A-3 to the Indenture.

      Class M2 Principal Payment Amount: With respect to any Payment Date, (a) prior to the Stepdown Date or if a Trigger Event is in effect or a Rapid Amortization Trigger Event has occurred, the Principal Payment Amount for such Payment Date remaining after the Note Principal Amount of the Class A Notes and the Class M1 Notes has been reduced to zero and (b) on or after the Stepdown Date unless a Trigger Event is in effect or a Rapid Amortization Trigger Event has occurred, the lesser of (i) excess of (A) the aggregate of the Note Principal Amount of the Class A Notes (after giving effect to payments of principal on such Payment Date), the Note Principal Amount of the Class M1 Notes (after giving effect to payments of principal on such Payment Date) and the Note Principal Amount of the Class M2 Notes immediately prior to such Payment Date over (B) the Class M2 Target Amount for such Payment Date and (ii) the Principal Payment Amount for such Payment Date after giving effect to payments of principal to the Holders of the Class A Notes and the Class M1 Notes therefrom.

      Class M2 Target Amount: With respect to each Payment Date, the lesser of
(a) the product of (i) 96.80% and (ii) the Invested Amount for such Payment Date and (b) the excess if any of (i) the Invested Amount for such Payment Date over
(ii) 0.50% of the Cut-off Date Pool Balance.

      Class Principal Balance: With respect to the Class L Certificates and any Payment Date during the Managed Amortization Period, the sum of the Additional Balance Advance Amount for such Payment Date and any prior Payment Date, less
(x) the sum of the amount, calculated for such Payment Date and any prior Payment Date, equal to all Charge-off Amounts for such Payment Date multiplied by the Class L Percentage for such Payment Date, and (y) distributions to such Class pursuant to Section 3.11 of the Trust Agreement representing principal payments on the Mortgage Loans for such Payment Date and any prior Payment Date. With respect to the Class L Certificates and any Payment Date during the Rapid Amortization Period, the sum of (a) the Class Principal Balance of the Class L Certificates on the last Payment Date prior to the commencement of the Rapid Amortization Period (after giving effect to the payment of all distributions, and the allocation of Charge-Off Amounts on such Payment Date) plus (b) the aggregate amount of Draws conveyed to the Issuer during the Rapid Amortization Period, less (x) the sum of the amount, calculated for such Payment Date and any prior Payment Date during the Rapid Amortization Period, equal to all Charge-off Amounts for such Payment Dates multiplied by the Class L Percentage and (y) distributions to such Class pursuant to Section 3.11 of the Trust Agreement representing principal payments on the Mortgage Loans during the Rapid Amortization Period.

      With respect to the Class B Certificates and any Payment Date, an amount equal to the excess of the Invested Amount on the last day of the related Collection Period (after taking into account all Interest Collections and Principal Collections for such Payment Date) over the sum of the aggregate Note Principal Amount of the Notes immediately prior to such Payment Date.

      With respect to the Class R Certificates and any Payment Date, zero.

      Close of Business: With respect to any Business Day, 5:00 p.m. (New York time).

      Closing Date: September 29, 2006.

      Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

      Collection Account: The custodial account or accounts created and maintained for the benefit of the Noteholders, the Certificateholders and the Insurer pursuant to Section 3.02(b).

      Collection Period: With respect to any Payment Date and Mortgage Loan, the 15th day of the calendar month immediately preceding such Payment Date to the 14th day of the calendar month of such Payment Date.

      Combined Loan-to-Value Ratio or CLTV: With respect to any Mortgage Loan the sum of the Credit Limit of such Mortgage Loan at the time such Mortgage Loan was originated or at the time such Mortgage Loan is modified pursuant to Section 3.01(h) and the outstanding principal balance of any Senior Liens as of the date of origination of the Mortgage Loan, divided by (i) in the case of a purchase, the lesser of the selling price of the Mortgaged Property or its Appraised Value at the time of sale, or (ii) in the case of a refinance, the Appraised Value of the Mortgaged Property at the time of the refinance.

      Commission: The Securities and Exchange Commission.

      Controlling Class Notes: The Class A Notes, so long as any Class A Notes are Outstanding, then the Class M1 Notes, so long as any Class M1 Notes are Outstanding after the Class A Notes are no longer Outstanding, and finally the Class M2 Notes.

      Controlling Party: The Insurer, so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default shall have occurred and be continuing, and the Majority Securityholders, after the Class A Notes are no longer Outstanding and no Reimbursement Amounts are due and owing to the Insurer or for so long as an Insurer Default shall have occurred and is continuing.

      Conveyed Assets: As defined in Section 2.01(a).

      Corporate Trust Office: The principal office of the Indenture Trustee at which at any particular time its corporate business shall be administered, which office on the Closing Date is located at 1761 East Saint Andrew Place, Santa Ana, California 92705-4934, Attention: IN06H3 or with respect to the Certificate Registrar, the designated office for presentment and surrender of Certificates for registration, transfer or exchange thereof located at DB Services Tennessee, 646 Grassmere Road, Nashville, Tennessee 37211, Attn: Transfer Unit.

      Credit Enhancement Percentage: With respect to the Class A Notes and any Payment Date, a percentage equal to (x) the sum of (i) the Note Principal Amount of the Class M1 Notes and the Class M2 Notes (after taking into account any payments of principal on such Payment Date) and (ii) the Overcollateralization Amount for such Payment Date, divided by (y) the Invested Amount for such Payment Date.

      Credit Limit: As to any Mortgage Loan, the maximum principal balance permitted under the terms of the related Mortgage Note.

      Credit Line Agreement: The Mortgage Note.

      Cut-off Date: As to any Mortgage Loan, the close of business on September 14, 2006.

      Cut-off Date Pool Balance: $501,804,955.

      Cut-off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage Loan pursuant to Section 2.02 or 2.05).

      Daily Draw Deficit: As of any day during any Collection Period preceding the commencement of the Rapid Amortization Period, the excess, if any, of the Aggregate Draw Amount on such day over the Floating Allocation Percentage of Principal Collections in respect of the Mortgage Loans received during such Collection Period and remaining on deposit in the Collection Account.

      Defective Mortgage Loan: Any Mortgage Loan subject to repurchase or substitution by the Seller pursuant to Section 2.02 or 2.05.

      Deferred Interest: With respect to the Notes of each Class and any Payment Date, the excess, if any, of interest due at the applicable Formula Note Rate over interest due at the applicable Note Rate.

      Deficiency Amount: As defined in the Policy.

      Definitive Notes: As defined in the Indenture.

      Delinquent Mortgage Loan and Delinquent: A Mortgage Loan is a Delinquent Mortgage Loan if the Monthly Payment due thereon is not received by the close of business on the Due Date in accordance with the related Mortgage Note and until such delinquency is subsequently cured.

      Depositor: IndyMac MBS Inc., a Delaware corporation.

      Depositor Certification: As defined in Section 3.14(e).

      Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC of the State of New York.

      Depository Agreement: The agreement dated as of September 29, 2006, among the Indenture Trustee, acting on behalf of the Trust, and The Depository Trust Company, as the initial Depository, relating to the Book-Entry Notes.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Payment Date, the date which is five (5) Business Days prior to such Payment Date.

      Distribution Report: As defined in Section 3.14.

      Draw: With respect to any Mortgage Loan, an additional borrowing by the related Mortgagor subsequent to the Cut-off Date in accordance with the related Mortgage Note.

      Draw Period: With respect to any Mortgage Loan, the period during which the related Mortgagor is permitted to make Draws.

      Due Date: With respect to any Mortgage Loan and any Monthly Payment, the date on which such Monthly Payment is due from the related Mortgagor.

      Early Termination Fee: As to a Mortgage Loan, any charge owed by a Mortgagor in connection with the termination of the related Credit Line Agreement within a specified period following the origination of such Mortgage Loan.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of Moody's or Fitch and one of the two highest short-term ratings of Standard & Poor's, if Standard & Poor's is a Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to each Rating Agency, the Noteholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity, or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Indenture Trustee.

      Eligible Institution: Shall mean (1) any depository institution (which may be the Indenture Trustee) organized under the laws of the United States or any one of the States thereof, including the District of Columbia (or any domestic branch of a foreign bank) which at all times (a) has a short-term unsecured debt rating of "P-1" by Moody's, (b) has a short-term unsecured debt rating of "A-1" by Standard & Poor's and (c) has its accounts fully insured by the FDIC or maintains trust accounts in a fiduciary capacity, or (2) any other institution that is acceptable to each Rating Agency; provided, however, that if such other institution does not satisfy the rating criteria set forth in clause (1), such other institution shall also be acceptable to the Insurer. If so qualified, the Indenture Trustee or the Servicer may be considered an Eligible Institution for the purposes of this definition.

      Eligible Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

            (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

            (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and the Insurer as an Eligible Investment hereunder and will not reduce the rating assigned to any Class of Notes by such Rating Agency below the lower of the then-current rating or the rating assigned to such Notes as of the Closing Date by such Rating Agency, as evidenced in writing;

            provided, however, no instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch; provided, however, that any Eligible Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Note Principal Amount of the Notes and each investment must not mature beyond 30 days; and (iii) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

      Eligible Substitute Mortgage Loan: With respect to Mortgage Loans, a Mortgage Loan substituted by the Seller for a Mortgage Loan that constitutes a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance that is approximately equal to the Principal Balance of such Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a Loan Rate Cap based on the Index, determined in accordance with then current underwriting standards;
(iv) have a Margin that is not less than the Margin of the Defective Mortgage Loan and not more than 1% in excess of the Margin for the Defective Mortgage Loan; (v) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (vi) have a maturity not later than the Final Scheduled Payment Date; (vii) comply with each representation and warranty set forth in Section 2.04 (deemed to be made as of the date of substitution); (viii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; and (ix) have a Mortgagor that has a credit score at least equal to that of the Mortgagor under the Defective Mortgage Loan.

      More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

      ERISA: Employee Retirement Income Security Act of 1974, as amended.

      Errors and Omissions Insurance Policy: As defined in Section 3.06.

      Event of Servicer Termination: As defined in Section 7.01.

      Excess Cashflow: With respect to any Payment Date and each Class of Notes, the Floating Allocation Percentage of Net Available Funds for such Payment Date which remain on deposit in the Payment Account after taking into account the payments on such Payment Date listed in (x) in the case of the Class A Notes, clauses (i) through (vii) of Section 5.01(a)(I), (y) in the case of the Class M1 Notes, clauses (i) through (viii) of Section 5.01(a)(I) and the Class M1 Principal Payment Amount paid to the Holders of the Class M1 Notes pursuant to clause (I) of Section 5.01(a) and (z) in the case of the Class M2 Notes, clauses
(i) through (ix) of Section 5.01(a)(I) and the Class M2 Principal Payment Amount paid to the Holders of the Class M2 Notes pursuant to clause (x) of Section 5.01(a)(I).

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      Expense Fee Rate: Is an amount equal to the sum of (i) the Servicing Fee Rate, (ii) the fees of the Owner Trustee, (iii) a per annum rate equal to a fraction, the numerator of which is the product of (a) 12 and the sum of (b)(1) current interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, or any similar state law, (2) any interest shortfalls resulting from prepayments of the Mortgage Loans and (3) payments to the Indenture Trustee in respect of the Indenture Trustee Expense Amount and the denominator of which is the Pool Balance at the beginning of the related Collection Period and (iv) the product of (a) the rate at which the Insurer Premium is calculated and (b) a fraction, the numerator of which is the Note Principal Amount of the Class A Notes immediately before the Payment Date and the denominator of which is the Pool Balance at the beginning of the related Collection Period.

      Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

      Fidelity Bond: As defined in Section 3.06.

      Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the Servicer pursuant to or as contemplated by Sections 2.02, 2.04, 2.05, 3.07 or 8.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

      Final Scheduled Payment Date: The Payment Date in September 2036, whereby the Holders of each Class of Notes shall be entitled to receive a payment of principal in an amount equal to the Note Principal Amount of such Class of Notes and any accrued and unpaid interest thereon.

      Floating Allocation Percentage: With respect to any Payment Date, the percentage equivalent of a fraction the numerator of which is the Invested Amount for the preceding Payment Date (or in the case of the first Payment Date, the Initial Invested Amount) and the denominator of which is the Pool Balance at the end of the Collection Period preceding the previous Payment Date (or in the case of the first Payment Date, the Cut-off Date Pool Balance), provided such percentage shall not be greater than 100%.

      Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the related aggregate Net Recoveries exceed (ii) the related Principal Balance (without giving effect to any reduction thereto in respect of any prior Charge-Off Amounts) immediately prior to receipt of the final Recoveries plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Recoveries.

      Formula Note Rate: (i) with respect to the Class A Notes and any Interest Accrual Period, the per annum rate equal to LIBOR plus 0.17%; (ii) with respect to the Class M1 Notes and any Interest Accrual Period, the per annum rate equal to LIBOR plus 3.00%; and (iii) with respect to the Class M2 Notes and any Interest Accrual Period, the per annum rate equal to LIBOR plus 3.00%.

      Holders: The holders of the Class A Notes, the Class M Notes, the Class B Certificates, the Class L Certificates or the Class R Certificates.

      Indenture: The Indenture dated as of September 29, 2006, between the Issuer and the Indenture Trustee, as such may be amended, modified or supplemented from time to time.

      Indenture Trustee: Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee under this Agreement, or any successor Indenture Trustee appointed in accordance with this agreement.

      Indenture Trustee Expense Amount: Means, any costs, expenses or liabilities reimbursable to the Indenture Trustee to the extent provided in the Indenture; provided, however, such reimbursable amounts may not exceed $20,000 on any Payment Date or $150,000 during any Anniversary Year (excluding, for this purpose, costs and expenses of the indenture trustee incurred in connection with any transfer of servicing following a default by the Servicer). In the event that the Indenture Trustee incurs reimbursable amounts in excess of $150,000, it may seek reimbursement for such amounts in subsequent Anniversary Years, but (subject to the immediately preceding sentence) in no event shall more than $150,000 be reimbursed to the Indenture Trustee per Anniversary Year.

      Indenture Trustee Fee: An amount equal to 0.0055% per annum of the outstanding Principal Balance of each Mortgage Loan.

      Index: Means the Prime Rate.

      Initial Invested Amount: $501,804,955.

      Initial LIBOR Rate: 5.32438%.

      Initial Note Principal Amount: (i) with respect to the Class A Notes, $496,786,000, (ii) with respect to the Class M1 Notes, $2,509,000, and (iii) with respect to the Class M2 Notes, $2,509,000.

      Insurance and Indemnity Agreement or Insurance Agreement: The Insurance and Indemnity Agreement dated as of September 29, 2006 among the Indenture Trustee, the Insurer, the Depositor and the Seller and Servicer, including any amendments and supplements thereto in accordance with the terms thereof.

      Insurance Agreement Event of Default: For purposes of Section 7.01 hereunder, and notwithstanding the definition of the same set forth in the Insurance and Indemnity Agreement, the occurrence of one or more of the following events:

      (a) Any representation or warranty (other than a representation or warranty in respect of the Mortgage Loans contained in Section 3.01 of the Mortgage Loan Purchase Agreement or Section 2.04 of the Sale and Servicing Agreement, so long as the party breaching such representation or warranty shall have performed its obligations with respect thereto in accordance with the Mortgage Loan Purchase Agreement or the Sale and Servicing Agreement, as the case may be) made by the Sponsor, the Seller, the Servicer, the Depositor or the Trust under the Insurance and Indemnity Agreement or under any other Transaction Document, or in any certificate furnished under the Insurance and Indemnity Agreement or under any other Transaction Document, shall prove to be untrue or incomplete in any material respect; provided, however, that if the Sponsor, the Seller, the Servicer, the Depositor or the Trust effectively cures any such defects in any representation or warranty under any Transaction Document or certificate or report furnished under any Transaction Document, within the time period specified in the related document as the cure period therefor, such defect shall not in and of itself constitute an Insurance Agreement Event of Default;

      (b) (i) The Sponsor, the Seller, the Servicer, the Depositor or the Trust shall fail to pay when due any amount payable by the Sponsor, the Seller, the Servicer, the Depositor or the Trust unless such amounts are paid in full within the cure period therefor, respectively, under the Insurance and Indemnity Agreement or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that the Insurance Agreement or any other Transaction Document are not valid and binding on the Sponsor, the Seller, the Servicer, the Depositor or the Trust;

      (c) Any failure on the part of the Sponsor, the Seller, the Servicer, the Depositor or the Trust duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Sponsor, the Seller, the Servicer, the Depositor or the Trust contained in the Insurance and Indemnity Agreement or in any other Transaction Document which continues unremedied beyond any cure period provided therein, or, in the case of the Insurance and Indemnity Agreement, for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sponsor, the Seller, the Servicer, the Depositor or the Trust by the Insurer (with a copy to the Indenture Trustee) or by the Indenture Trustee (with a copy to the Insurer). Such failure shall not constitute an Insurance Agreement Event of Default hereunder, if within such 30-day period the Sponsor, the Seller, the Servicer, the Depositor or the Trust, as the case may be, shall have given notice to the Insurer of corrective action it proposes to take, which corrective action is agreed, in writing by the Insurer to be satisfactory and the Sponsor, the Seller, the Servicer, the Depositor or the Trust shall thereafter pursue such corrective action diligently until such default is cured;

      (d) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sponsor, the Seller or the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

      (e) The Sponsor, the Seller or the Servicer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any involuntary insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sponsor, the Seller or the Servicer or of or relating to all or substantially all of its property and if the Sponsor, the Seller or the Servicer, shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 60 Business Days; or

      (f) The Sponsor, the Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

      Insurance Proceeds: Proceeds of any title policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

      Insured Amount: As defined in the Policy with respect to the Class A Notes and each Payment Date.

      Insured Payments: As defined in the Policy with respect to the Class A Notes and each Payment Date.

      Insurer: XL Capital Assurance Inc., a monoline financial guaranty insurance company incorporated under the laws of the State of New York.

      Insurer Default: The failure by the Insurer to make a payment required under the Policy in accordance with the terms thereof.

      Interest Accrual Period: with respect to each Payment Date will be the period from and including the preceding Payment Date (or, in the case of the first Payment Date, from the Closing Date) to, but excluding the current Payment Date.

      Interest Collections: with respect to any Payment Date, is equal to the sum of (a) all payments by or on behalf of mortgagors and any other amounts constituting interest, including the portion of Net Liquidation Proceeds and Insurance Proceeds allocated to interest pursuant to the terms of the related Mortgage Note (excluding the fees or late charges or similar administrative fees paid by Mortgagors) collected during the related Collection Period and all Recoveries, less the Servicing Fee for the related Collection Period and (b) the interest portion of (i) the purchase price paid for a Mortgage Loan repurchased by the Seller during the related Collection Period, (ii) any Substitution Amounts in respect of an Eligible Substitute Mortgage Loan which is substituted by the Seller during the related Collection Period for a removed Mortgage Loan, and (iii) the Optional Redemption Price in connection with any Optional Redemption of the Notes during the related Collection Period. The terms of the related Mortgage Note shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

      Interest Payment Amount: With respect to the Notes of each Class and any Payment Date, (x) the Note Rate applicable to such Class and Payment Date multiplied by (y) the Note Principal Amount of such Class immediately prior to such Payment Date multiplied by (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

      Invested Amount: On any Payment Date, is the Invested Amount for the preceding Payment Date (or in the case of the First Payment Date, the Initial Invested Amount) reduced by (i) the Floating Allocation Percentage of Principal Collections for such Payment Date and (ii) the Investor Charge-Off Amounts for such Payment Date.

      Investor Charge-Off Amount: For any Payment Date, the Charge-Off Amounts incurred during the related Collection Period multiplied by the Floating Allocation Percentage for such Payment Date.

      Late Payment Rate: For any Payment Date, the lesser of (a) the greater of
(i) the rate of interest, as it is publicly announced by Citibank, N.A., as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.), plus 2% per annum and (ii) the then applicable highest rate of interest on the Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates, as determined by the Insurer. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

      LIBOR: With respect to the first Interest Accrual Period, the Initial LIBOR Rate. With respect to each subsequent Interest Accrual Period, a per annum rate determined on the LIBOR Determination Date in the following manner by the Indenture Trustee on the basis of the

"Interest Settlement Rate" set by the British Bankers' Association (the "BBA") for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

      (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Indenture Trustee will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM". If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Indenture Trustee will designate an alternative index that has performed, or that the Indenture Trustee expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate.

      (b) The establishment of LIBOR by the Indenture Trustee and the Indenture Trustee's subsequent calculation of the Note Rate for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

      LIBOR Business Day: Any day on which banking institutions in the State of New York or in the city of London, England are open for conducting transactions in foreign currency and exchange.

      LIBOR Determination Date: With respect to any Interest Period, the second LIBOR Business Day preceding the first day of such Interest Period.

      Lien: Any lien, charge, mortgage, claim, participation interest, equity, pledge or security interest of any nature, encumbrances or right of others.

      Liquidation Expenses: Expenses that are incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable primary mortgage insurance policy, if any, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts, if any, expended pursuant to Sections 3.07 or 3.08.

      Liquidated Mortgage Loan: Any Mortgage Loan as to which the Servicer has made a Final Recovery Determination.

      Liquidation Event: With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Sections 2.02, 2.04, 2.05 3.07 or 8.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to Sections 3.07(a) or 8.01.

      Liquidation Proceeds: The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's foreclosure sale or otherwise or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Sections 2.02, 2.04, 2.05, 3.07 or 8.01.

      Loan Rate: With respect to any Mortgage Loan as of any day, the variable interest rate applicable under the related Mortgage Note.

      Loan Rate Cap: With respect to any Mortgage Loan, the lesser of (i) the maximum Loan Rate permitted by the related Mortgage Note over the life of the Mortgage Loan, and (ii) the applicable state usury ceiling.

      Lost Note Affidavit: An affidavit in the form of Exhibit H.

      Majority Securityholders: During the period that any Notes are outstanding, the holder or holders of in excess of 50% of the Note Principal Amount of the Controlling Class Notes; and thereafter, the holders of the Certificates (voting collectively as a single class).

      Managed Amortization Period: With respect to the Notes, the period commencing on the first Payment Date and ending on the earlier to occur of (x) the 120th Payment Date and (y) the Payment Date which immediately follows the occurrence of a Rapid Amortization Trigger Event.

      Margin: With respect to each Mortgage Loan, the fixed percentage amount set forth in the related Credit Line Agreement which amount is added to the Prime Rate in accordance with the terms of such Credit Line Agreement to determine the Loan Rate for such Mortgage Loan, subject to the Loan Rate Cap.

      Material Adverse Change: As defined in the Insurance and Indemnity Agreement.

      Maximum Principal Payment: With respect the Notes, (i) during the Managed Amortization Period, the Net Principal Collections with respect to such Payment Date, and (ii) during the Rapid Amortization Period, the Floating Allocation Percentage of Principal Collections for such Payment Date.

      Maximum Rate: With respect to the Notes on any Payment Date, the quotient of (A) the excess of (x) the Interest Collections for that Payment Date over (y) the sum of (i) the fees of the Owner Trustee for that Payment Date; (ii) payments to the Indenture Trustee in respect of the Indenture Trustee Expense Amount; (iii) the Indenture Trustee Fee; and (iv) the Premium Amount payable to the Insurer on that Payment Date divided by (B) the product of (x) the Pool Balance on the first day of the related Collection Period, and (y) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period for the Notes and the denominator of which is 360.

      MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

      MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the Credit Line Agreement.

      Monthly Payment: With respect to a Mortgage Loan, the scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on such Mortgage Loan.

      Moody's: Moody's Investors Service, Inc., or any successor thereto.

      Mortgage: The mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple interest in real property securing a Mortgage Loan.

      Mortgage File: The mortgage documents listed in Section 2.01(e)(i) and
(ii), pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan: Each of the home equity line of credit mortgage loans that is transferred and assigned to the Trust pursuant to Sections 2.01 and 2.05, together with the Related Documents, exclusive of home equity line of credit mortgage loans that are transferred to the Seller, from time to time pursuant to Sections 2.02 and 2.05.

      Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement, dated as of September 29, 2006, between the Seller and the Depositor, relating to the sale of the Mortgage Loans from the Seller to the Depositor.

      Mortgage Loan Schedule: With respect to the Cut-off Date, the schedule of Mortgage Loans constituting assets of the Trust and thereafter as amended or supplemented pursuant to the terms hereof. The Mortgage Loan Schedule is the schedule set forth herein as Exhibit A, which schedule sets forth as to each Mortgage Loan: (i) the Cut-off Date Principal Balance, (ii) the loan number,
(iii) the Credit Limit, (iv) the CLTV as of the date of the origination of the related Mortgage Loan, (v) occupancy and loan purpose, (vi) the Loan Rate as of the Cut-off Date, (vii) the Margin, (viii) the type of property, (ix) the debt-to-income ratio, (x) the credit score, (xi) the Originator, (xii) the Loan Rate Cap, (xiii) documentation type, (xiv) zip code, (xv) term of the draw period, (xvi) lien position, (xvii) maximum rate, (xviii) original term, (xix) remaining term, and (xx) any related Early Termination Fee.

      Mortgage Note: With respect to a Mortgage Loan, the related credit line account agreement executed by the related Mortgager and any amendment or modification thereof.

      Mortgaged Property: With respect to each Mortgage Loan, the underlying real property, including improvements thereon.

      Mortgagee: With respect to any Mortgage Loan as of any date of determination, the holder of the related Mortgage Note and any related Mortgage as of such date.

      Mortgagor: With respect to any Mortgage Loan, the obligor or obligors under the related Mortgage Note.

      Net Available Funds: With respect to each Payment Date, the excess of (A) the Available Funds for that Payment Date, over (B) the sum of (i) the payment of the Indenture Trustee Expense Amount, (ii) the payment of the Indenture Trustee Fee, (iii) the payment to the Owner Trustee of its fee for services rendered pursuant to the Trust Agreement, (iv) all Early Termination Fees (which are distributable only to the Class L Certificates), and (v) during the Managed Amortization Period, the amount of Principal Collections for that Payment Date applied to purchase additional Draws under the Mortgage Loans.

      Net Charge-Off Amount: With respect to any Mortgage Loan, the Charge-Off Amount, less any Net Recoveries with respect to such Mortgage Loan.

      Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property), the related Liquidation Proceeds net of Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

      Net Loan Rate: With respect to any Mortgage Loan on any day, the Loan Rate less the Expense Fee Rate.

      Net Principal Collections: With respect to the Mortgage Loans and any Payment Date, an amount equal the positive difference between (x) the Floating Allocation Percentage of Principal Collections with respect to such Payment Date and (y) the Floating Allocation Percentage of the aggregate principal amount of all Additional Balances arising during the related Collection Period; provided, however, that in no event will Net Principal Collections be less than zero with respect to any Payment Date.

      Net Recoveries: With respect to any Charged-Off HELOC, Recoveries net of unreimbursed Servicing Fees with respect thereto.

      Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

      Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Servicer in respect of a Mortgage Loan which, in the good faith judgment of the Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer from related late collections, Insurance Proceeds, Liquidation Proceeds or proceeds from the disposition of any REO Property. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Servicer, which forgives amounts which the Servicer or Subservicer had previously advanced, and the Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Company, the Indenture Trustee and the Insurer.

      Note Principal Amount: With respect to any Class of Notes and any date, the Initial Note Principal Amount, less the amount of all principal distributions previously distributed with respect to such Note and, in the case of the Class M1 and Class M2 Notes, any Investor Charge-Off Amounts allocated to such Class pursuant to Section 3.19(b).

      Note Rate: With respect to each Class of Notes and any Payment Date, the lesser of the applicable Formula Note Rate and the Maximum Rate for such Payment Date.

      Note Register and Note Registrar: The register which provides for the registration of the Class A Notes and the registration of transfers of the Class A Notes, which shall be maintained by the Indenture Trustee, as Note Registrar.

      Noteholder: Any owner of the Notes, as shown on the Note Register.

      Notes: The Class A Notes, the Class M1 Notes and the Class M2 Notes, collectively.

      Officer's Certificate: A certificate signed by the President, an Executive Vice President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, Assistant Treasurer, Cashier, Assistant Cashier, Controller or Assistant Controller of the Servicer, Seller or the Depositor, as the case may be, and delivered to the Indenture Trustee and the Insurer.

      Opinion of Counsel: A written opinion of counsel, who may be in-house counsel for the Servicer (or its affiliate), the Depositor (or its affiliate), the Seller (or its affiliate) or the Depositor (or its affiliate) (except that any opinion pursuant to Section 2.01 or 6.04 or relating to taxation or otherwise as required by the Insurer must be an opinion of independent outside counsel) and who, in the case of opinions delivered to the Insurer, the Indenture Trustee and the Rating Agency, is reasonably acceptable to each of them.

      Optional Redemption Date: As defined in Section 8.01(b) of this Agreement.

      Optional Redemption Holder: The Servicer.

      Optional Redemption Price: An amount equal to the greater of: (a) the sum of (i) the aggregate outstanding Principal Balance of each Mortgage Loan, plus accrued interest at the applicable Loan Rate, (ii) any costs and damages incurred by the Trust in connection with a violation of any applicable federal, state or local predatory or abusive lending law, (iii) the lesser of (A) the fair market value of all other property being purchased and (B) the unpaid Principal Balance of the related Mortgage Loan that was secured by such property and (iv) any unreimbursed Servicing Advances, unreimbursed expenses and any unpaid fees due to the Servicer, the Insurer (including premiums and Reimbursement Amounts), the Indenture Trustee and the Owner Trustee for the related Payment Date and (b) the sum of (i) the Note Principal Amount of the Class A Notes, the Class M1 Notes and the Class M2 Notes with interest due thereon (including Deferred Interest), (ii) any costs and damages incurred by the Trust in connection with a violation of any federal, state or local predatory or abusive lending laws, (iii) any unreimbursed Servicing Advances, unreimbursed expenses and any unpaid fees due to the Servicers, the Insurer, the Indenture Trustee, and the Owner Trustee and (iv) any Reimbursement Amounts.

      Originator: With respect to each Mortgage Loan sold by the Seller, the originator of such Mortgage Loan as specified in the Mortgage Loan Schedule.

      Outstanding: The meaning specified in the Indenture.

      Overcollateralization Amount: With respect to the Notes and any Payment Date, the excess, if any, of (x) the Invested Amount for that Payment Date over
(y) the sum of the Note Principal Amount of the Notes as of such Payment Date (after taking into account any reductions to such Note Principal Amount resulting from payments made pursuant to clauses (iii), (iv), (viii), (ix) and
(x) of Section 5.01(a)(I) of this Agreement on such Payment Date).

      Overcollateralization Deficiency Amount: With respect to the Notes and any Payment Date, the excess, if any, of (i) the Specified Overcollateralization Amount for such Payment Date over (ii) the Overcollateralization Amount for such Payment Date.

      Overcollateralization Deficit: With respect to the Class A Notes and any Payment Date, the amount, if any, by which (a) the Note Principal Amount of the Class A Notes, after taking into account the payment to the Holders of the Class A Notes of all principal from all sources other than the Policy on such Payment Date, exceeds (b) the Invested Amount for such Payment Date (without taking into account any payment made under the Policy).

      Overcollateralization Reduction Amount: With respect to the Notes and any Payment Date, the excess, if any, of (i) the Overcollateralization Amount for such Payment Date over (ii) the Specified Overcollateralization Amount for such Payment Date, assuming that the Maximum Principal Payment has been distributed to the Noteholders on such Payment Date.

      Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement appointed in accordance with the terms thereof.

      Payment Account: The segregated non-interest bearing trust account established by the Indenture Trustee pursuant to Section 5.05.

      Payment Date: The 25th day of each month or, if such day is not a Business Day, then the next Business Day, beginning in October 2006.

      Permitted Activities: The activities allowed under Paragraph 35 of SFAS
140.

      Percentage Interest: With respect to the Notes of any Class, the percentage obtained by dividing the principal denomination of such Note by the aggregate of the principal denominations of all Notes of such Class. With respect to a Certificate, the percentage set forth on the face of such Certificate.

      Person: Any individual, corporation, partnership, joint venture, limited partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Plan: An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include such plan's or arrangement's assets by reason of their investment in the entity.

      Policy: The financial guaranty insurance policy (No.CA03295A) with respect to the Class A Notes and all endorsements thereto, if any, dated the Closing Date, issued by the Insurer for the benefit of the Holders of the Class A Notes, a copy of which is attached hereto as Exhibit G.

      Pool Balance: With respect to any date, the aggregate of the Principal Balances of all of the Mortgage Loans as of such date.

      Premium Amount: The premium payable to the Insurer for the Policy pursuant to the Premium Letter.

      Premium Letter: The premium letter between the Insurer, the Indenture Trustee and the other parties thereto dated September 29, 2006.

      Prime Rate: As of any date, the prime rate of the United States money center commercial banks as published in the latest edition of The Wall Street Journal, Northeast Edition.

      Principal Balance: As of any date of determination and any Mortgage Loan, an amount equal to the Cut-off Date Principal Balance of the Mortgage Loan, plus
(i) any Additional Balances transferred to the trust in respect of the Mortgage Loan, minus (ii) all collections credited against the principal balance of the Mortgage Loan in accordance with the related Credit Line Agreement prior to that day, and minus (iii) all prior related Charge-Off Amounts. For purposes of this definition, a Liquidated Mortgage Loan will have a Principal Balance equal to the Principal Balance of that Mortgage Loan prior to the final recovery of liquidation proceeds and a Principal Balance of zero thereafter.

      Principal Collections: with respect to any Payment Date, is equal to the sum of amounts allocated to principal collected during the related Collection Period, the portion of Net Liquidation Proceeds and Insurance Proceeds allocated to principal pursuant to the terms of the Credit Line Agreements, any amounts allocable to principal with respect to any Mortgage Loans that are repurchased out of the trust, the principal portion of any Substitution Amount and the principal portion of any Optional Redemption Price.

      Principal Payment Amount: With respect to the Notes on any Payment Date, the excess of (a) the Maximum Principal Payment over (b) the Overcollateralization Reduction Amount, if any, in each case, with respect to such Payment Date.

      Principal Prepayment: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

      Purchase Price: An amount equal to the principal balance of the Mortgage Loan at the time of any transfer Pursuant to Sections 2.03 or 2.04 plus (a) the greater of (i) accrued and unpaid interest at the applicable mortgage loan rate net of the servicing fee to the date of repurchase and (ii) 30 days' interest, computed at the applicable mortgage loan rate and (b) any expenses incurred by the trust as a result of the defect, including any costs and damages actually incurred and paid by or on behalf of the trust in connection with any violation of such mortgage loan of any predatory or abusive lending laws.

      Purchaser: The Depositor, as purchasers of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

      Qualifying SPE: As set forth in SFAS 140.

      Rapid Amortization Event: As defined in Section 5.08.

      Rapid Amortization Period: The period commencing on the day immediately following the end of the Managed Amortization Period and continuing until the termination of the Trust pursuant to Section 8.01.

      Rapid Amortization Trigger Event: A "Rapid Amortization Trigger Event" shall occur if a Rapid Amortization Event is declared to have occurred or has occurred automatically as set forth in Section 5.08.

      Rating Agency: Any statistical credit rating agency, or its successor, that rated the Class A Notes at the request of the Depositor at the time of the initial issuance of the Class A Notes. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Servicer and the Insurer, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "A-1+" or better in the case of Standard & Poor's and "P-1" or better in the case of Moody's and in the case of any other Rating Agency shall mean the ratings such other Rating Agency deems equivalent to the foregoing ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, the rating such other Rating Agency deems equivalent to the foregoing ratings.

      Ratings: The ratings initially assigned to the Notes and the Certificates by the Rating Agencies, as evidenced by letters from the Rating Agencies.

      Record Date: With respect to the Class A Notes for so long as the Class A Notes are held in book-entry form, the Business Day immediately preceding the related Payment Date following the date on which Definitive Notes are issued for the Class A Notes, and with respect to any other Class of Notes or Certificates, the last Business Day of the calendar month preceding the month in which the related Payment Date occurs

      Recordation Event: Any of (i) the long-term senior unsecured debt rating of the Seller (or any successor in interest thereto) is reduced to below "BBB-" by Standard & Poor's, (ii) an Event of Servicer Termination has occurred and is continuing, or (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Servicer; provided, that any Recordation Event may be waived by the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) by its providing written notice of such waiver to the Servicer and the Indenture Trustee; and (iv) at the written request of the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) to the Indenture Trustee to cause the Custodian to record Assignments of Mortgages because the Insurer has determined, in the exercise of its reasonable judgment, that such recordation is necessary to protect the Insurer's interest with respect to such Mortgage Loans because (a) a Material Adverse Change with respect to the Seller or the Servicer has occurred, (b) the Insurer has been so advised by counsel as a result of a change that occurred after the Closing Date in applicable law or the interpretation thereof or (c) with respect to a particular Mortgage Loan, the insolvency of the related Mortgagor.

      Recoveries: With respect to a Charged-Off HELOC, the proceeds (including Released Mortgaged Property Proceeds but not including amounts drawn under the Policy) received by the

Servicer in connection with such Charged-Off HELOC minus related Servicing Advances and any amount due the holder of any Senior Lien that has not been previously paid.

      Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Servicer and identified in writing to the Indenture Trustee.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As to any Payment Date with respect to the Class A Notes, the sum of (x)(i) all Insured Payments and Avoided Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 5.01(a)(I)(v) of this Agreement, plus (ii) interest accrued on such Insured Payments and Avoided Payments not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments or Avoided Payments and (y), without duplication,
(i) any other amounts then due and owing to the Insurer under the Insurance Agreement but for which the Insurer has not been paid or reimbursed prior to such Payment Date, plus (ii) interest on such amounts at the Late Payment Rate.

      Related Documents: With respect to each Mortgage Loan, the documents listed in Section 2.01(e)(ii)(B) through (D).

      Released Mortgaged Property Proceeds: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with (i) applicable law, (ii) mortgage servicing standards employed by the Servicer in servicing home equity line of credit mortgage loans for its own account and (iii) this Agreement.

      Relief Act: The Servicemembers Civil Relief Act, as amended.

      Relief Act Interest Shortfall: With respect to any Payment Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period or (without duplication) any earlier Collection Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during each such Collection Period is less than (ii) one month's interest on the Stated Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REO Account: The account or accounts maintained by the Servicer in respect of an REO Property pursuant to Section 3.07.

      REO Disposition: The sale or other disposition of an REO Property on behalf of the Trust.

      REO Imputed Interest: As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Loan Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Payment Date in such calendar month.

      REO Principal Amortization: With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Optional Redemption Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 8.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.07 in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.07 for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

      REO Property: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

      Reserve Account: The account designated as the "Reserve Account" and established pursuant to Section 5.06 hereof.

      Residual Certificate: The Class L or Class R Certificate, as applicable.

      Residual Certificateholder: Any holder of a Residual Certificate.

      Responsible Officer: With respect to the Indenture Trustee, any Managing Director, any Director, any Vice President, any Assistant Vice President, any Associate, any Assistant Secretary, any Trust Officer, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom with respect to a particular matter, the matter is referred because of such officer's knowledge of and familiarity with the particular subject and who has direct responsibility for administration of this Agreement. When used with respect to a Seller, the Depositor or the Servicer, the Chief Executive Officer or any Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Cashier, Assistant Cashier or any Secretary or Assistant Secretary.

      Securities Act: The Securities Act of 1933, as amended.

      Securityholders: The Noteholders and the Certificateholders.

      Seller: IndyMac Bank, F.S.B., a federal savings bank, as seller under the Mortgage Loan Purchase Agreement.

      Senior Lien: With respect to any Mortgage Loan that is not a first priority lien, the mortgage loan or mortgage loans relating to the corresponding Mortgaged Property having priority senior to that of such Mortgage Loan.

      Servicer: IndyMac Bank, F.S.B., a federal savings bank, as Servicer, or any successor hereunder appointed in accordance with the terms hereof.

      Servicer Employees: As defined in Section 3.06.

      Servicer Remittance Date: With respect to any Payment Date, the Business Day prior to such Payment Date.

      Servicing Advances: All reasonable and customary unanticipated "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, and (iv) compliance with the obligations under Sections 3.04, 3.07 or 3.17 hereunder; provided however, that such obligation with respect to any related Mortgage Loan shall cease if the Servicer determines, in its sole discretion, that Servicing Advances with respect to such Mortgage Loan are or would be Nonrecoverable Advances.

      Servicing Certificate: As defined in Section 5.03(a).

      Servicing Fee: With respect to any Payment Date and Mortgage Loans, the product of (i) the Servicing Fee Rate, (ii) the aggregate Principal Balance of Mortgage Loans as of the opening of business on the first day of the related Collection Period (or at the Cut-off Date with respect to the first Payment
Date), and (iii) 1/12; a portion of such Servicing Fee may be retained by a Sub-Servicer as its servicing compensation.

      Servicing Fee Rate: 0.50% per annum, with respect to Mortgage Loans.

      Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Insurer) by the Servicer on the Closing Date, as such list may be amended from time to time, initially set forth in Exhibit B.

      SFAS 140: Statement of Financial Accounting Standards No. 140 of the Financial Accounting Standards Board, as in effect on the date hereof.

      60+ Day Delinquent Mortgage Loan: For any Collection Period, any Mortgage Loan that is (i) more than 60 days delinquent, (ii) for which the related Mortgagor has filed for bankruptcy protection or is otherwise the subject of a bankruptcy or similar insolvency preceding, (iii) that is in foreclosure, or
(iv) with respect to which the related Mortgaged Property is characterized as REO Property as of the end of such Collection Period.

      Specified Overcollateralization Amount: on any Payment Date prior to the Stepdown Date, is an amount equal to 1.60% of the Initial Invested Amount and on any Payment Date on or after the Stepdown Date is an amount equal to the greater of (i) 0.50% of the Initial Invested Amount and (ii) 3.20% of the Invested Amount for such Payment Date.

      Sponsor: IndyMac Bank, F.S.B., a federal savings bank.

      Stated Principal Balance: With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding Stated Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, plus any Additional Balances transferred to the trust in respect of the Mortgage Loan, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, (ii) the portion of all Principal Prepayments received after the Cut-off Date, to the extent paid pursuant to
Section 5.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds allocable to Principal to the extent paid pursuant to Section 5.01 on or before such date of determination, and (iv) any Charge-off Amount incurred with respect thereto during or prior to the Collection Period for the most recent Payment Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be paid, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be paid, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent paid pursuant to Section 5.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Payment on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be paid, zero.

      Statement to Noteholders: As defined in Section 5.03(b).

      Stepdown Date: With respect to the Notes, the later to occur of (a) the 31st Payment Date and (b) the first Payment Date following the Payment Date on which the Credit Enhancement Percentage is greater than or equal to 5.20%.

      Subsequent Recoveries: As of any Payment Date, amounts received by the Servicer (net of any related expenses permitted to be reimbursed to the Servicer) specifically related to a Charged-Off HELOC.

      Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section 3.01(a) in respect of the qualification of a Subservicer.

      Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 3.01, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee and the Insurer.

      Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.05, the sum of (a) the excess of (i) the aggregate Principal Balances of all Defective Mortgage Loans to be replaced by Eligible Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Eligible Substitute Mortgage Loans as of the date of substitution) over (ii) the Principal Balance of such Eligible Substitute Mortgage Loans and (b) the greater of (x) accrued and unpaid interest (accruing at the Loan Rate for such Defective Mortgage Loan) on such excess through the Collection Period relating to the Payment Date for which such Substitution Adjustment will be included as part of Available Funds and (y) 30 days' interest on such excess calculated on a 360-day year in each case at the Loan Rate (or Loan Rate net of the Servicing Fee Rate if the related Seller is the Servicer) and (c) if the Servicer is not the related Seller the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Mortgage Loan and (d) the amounts referred to in clause (b) of the definition of Purchase Price in respect of such Defective Mortgage Loan.

      Substitution Date: As defined in Section 2.05(b).

      Supplemental Mortgage Loan Schedule: As defined in Section 2.05(b).

      Telerate Page 3750: The display designated as page 3750 on the Moneyline Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

      Three Month Rolling Delinquency Rate: With respect to any Payment Date on and after the third Payment Date, the average of the Principal Balances of 60+ Day Delinquent Mortgage Loans for the related Collection Period and the two preceding Collection Periods divided by the Pool Balance, in each case on the last day of those Collection Periods, respectively.

      Transaction Documents: This Agreement, the Mortgage Loan Purchase Agreement, the Indenture, the Insurance and Indemnity Agreement, the Trust Agreement, the Administration Agreement and the Premium Letter.

      Trigger Event: With respect to any Payment Date, will be in effect if:

      (a) the sum of the Investor Charge-Off Amounts for that Payment Date and all prior Payment Dates, expressed as a percentage of the Initial Invested Amount, is greater than

            (i) with respect to the first Payment Date to and including the 48th Payment Date, 1.75%,

            (ii) with respect to the 49th Payment Date to and including the 60th Payment Date, 1.75% initially, plus 0.0625% per month thereafter,

            (iii) with respect to the 61st Payment Date to and including the 72nd Payment Date, 2.50% initially, plus 0.0417% per month thereafter,

            (iv) with respect to the 73rd Payment Date to and including the 84th Payment Date, 3.00% initially, plus 0.0208% per month thereafter,

            (v) with respect to the 85th Payment Date and thereafter, 3.25% or

      (b) the Three Month Rolling Delinquency Rate for such Payment Date is greater than 3.50%.

      Trust, Trust Estate or Trust Fund: IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, a Delaware statutory trust, established pursuant to the Trust Agreement, the corpus of which consists of the Mortgage Loans and Mortgage Files, such other assets as shall from time to time be identified as deposited in the Trust Accounts in accordance with this Agreement, property that secured a Mortgage Loan and that has become REO Property, the interest of the Seller in certain hazard insurance policies maintained by the Mortgagors or the Servicer in respect of the Mortgage Loans, the Depositor's rights under the Mortgage Loan Purchase Agreement and all proceeds of the foregoing.

      Trust Accounts: The Collection Account, the Certificate Account, the Payment Account and the Reserve Account.

      Trust Agreement: The Trust Agreement, dated as of September 19, 2006, among the Depositor and the Owner Trustee, as amended and restated as of September 29, 2006, among the Administrator, the Depositor and the Owner Trustee.

      UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

      Uninsured Cause: Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the insurance policies required to be maintained pursuant to Section 3.04 hereof.

      Utilization Rate: As of any date, the percentage of the line of credit relating to a Mortgage Loan that has been drawn upon.

      Section 1.02 Other Definitional Provisions.

      (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement, as applicable.

      (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

      (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

      (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine genders of such terms.

      (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

      Section 1.03 Interest Calculations.

      All calculations of interest that are made in respect of the Principal Balance of a Mortgage Loan shall be made on a daily basis using a 365-day year and the actual number of days elapsed. All calculations of interest that are made in respect of the Notes and the Certificates, shall be calculated on the basis of a 360 day year and the actual number of days elapsed in the related Interest Accrual Period. The calculation of the Premium Amount, the Owner Trustee Fee and the Indenture Trustee Fee shall be made on the basis of the actual number of days in each Collection Period divided by 360. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                   ARTICLE II.

                        CONVEYANCE OF THE MORTGAGE LOANS

      Section 2.01 Conveyance of the Mortgage Loans.

      (a) The Depositor, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse (subject to Sections 2.02 and 2.04) all of its right, title and interest in and to (i) each Mortgage Loan listed on the Mortgage Loan Schedule on the Closing Date and the related Mortgage File (including the related Mortgage Note and Mortgage), including its Cut-off Date Principal Balance (including all rights of the Depositor pursuant to the Mortgage Loan Purchase Agreement to purchase Additional Balances resulting from Draws made pursuant to the related Mortgage Note prior to the termination of this Agreement) and all related collections in respect of such Mortgage Loan received after the Cut-off Date (excluding scheduled interest payments due on or prior to the Cut-off Date); (ii) related property that secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its rights under any related insurance policies maintained in respect of the Mortgage Loans (including any Insurance Proceeds) provided, however, that neither the Indenture Trustee nor the Trust assumes any obligation under any Mortgage Note for the funding of future Draws to the Mortgagor thereunder, and neither the Indenture Trustee nor the Trust will be obligated or permitted to fund any such future Draws; and (vi) any and all proceeds of the foregoing (collectively, the "Conveyed Assets"). Additional Balances shall be included in the related Principal Balance transferred to the Trust pursuant to this Section
2.01 and therefore will be part of the corpus of the Trust.

      The Seller, the Depositor and the Trust agree to take or cause to be taken such actions (including without limitation the filing of the UCC-1 financing statements in the States of

California, in the case of the Seller, and the State of Delaware, in the case of the Depositor (which shall have been filed on or before the Closing Date) describing the Cut-off Date Principal Balances and Additional Balances related to the Mortgage Loans, and naming the Seller as debtor and the Depositor as secured party, in the case of the Seller, and naming the Depositor as debtor and the Trust as secured party, in the case of the Depositor, and any amendments to such UCC-1 financing statements required to reflect a change in the name or corporate structure of the Seller, the Depositor, or the Trust, as the case may be, or the filing of any additional financing statement due to the change in the jurisdiction of formation of the Seller, the Depositor or the Trust, as the case may be, within 30 days of any event necessitating such filing) as are necessary to perfect and protect the Depositor's interest in the case of the Seller and the Trust and the Insurer's interest in the case of the Depositor, in each case describing Cut-off Date Principal Balance and the Additional Balances related to the Mortgage Loans, the remainder of the trust estate and the proceeds thereof. In addition, the Servicer agrees to file continuation statements with respect to such UCC-1 financing statements as required and as long as this Agreement remains outstanding with such authorization and information as may be necessary to make such filing to be provided by the applicable parties.

      In the event any loss is suffered by the Insurer or the Indenture Trustee, on behalf of the Trust, in respect of any Mortgage Loan, as a result of a failure by the Seller or the Depositor to file the UCC-1 financing statements when required to perfect or maintain the perfection of the Indenture Trustee's security interest hereunder and afford it first priority, the Seller shall, on the Business Day next preceding the Payment Date in the month following the Collection Period during which such loss occurred, purchase such Mortgage Loan. Such purchase shall be accomplished in the same manner as set forth in Section 2.02.

      In addition, on or prior to the Closing Date, the Depositor shall cause the Insurer to deliver the Policy to the Indenture Trustee, for the benefit of the Class A Noteholders.

      (b) In exchange for the transfer of the Mortgage Loans on the Closing Date, the Class B, Class L and Class R Certificates and the Class M1 and Class M2 Notes shall be issued to or at the direction of the Depositor.

      (c) In consideration of the sale of any Additional Balance from the Depositor to the Trust on any day, the Trust shall pay or cause to be paid to the Depositor or its designee an amount equal to the aggregate principal balances of the related Draws on such day. The Trust shall fund the amount specified in the preceding sentence in one of the following ways, as applicable:
(i) with respect to any Collection Period preceding the commencement of the Rapid Amortization Period, (a) on each day during such Collection Period, a cash payment, to the extent then available from the Floating Allocation Percentage of Principal Collections on the Mortgage Loans received during such Collection Period and remaining on deposit in the Collection Account, in an amount equal to the Aggregate Draw Amount on such day, and (b) on the last day of such Collection Period, to the extent there exists an Additional Balance Advance Amount for such Collection Period, an increase in the Class Principal Balance of the Class L Certificate, equal to such Additional Balance Advance Amount, and
(ii) for any day on and after the first day of the Collection Period in which the commencement of the Rapid Amortization Period occurs, and any Collection Period thereafter, an increase in the Class Principal Balance of the Class L Certificate in an amount equal to the aggregate principal balance of Additional Balances on such day.

      (d) Prior to the last day of each Collection Period preceding the commencement of the Rapid Amortization Period, the Holder of the Class L Certificate shall purchase the Additional Balance Advance Amount for the related Payment Date, if any, and the Seller shall deliver to the Indenture Trustee and the Holder of the Class L Certificates two Business Days prior to the following Servicer Remittance Date an Advance Notice including the aggregate amount of the expected Additional Balance Advance Amount for that date. Upon receipt of such notice and in any event no later than two Business Days prior to the following Payment Date, the Holder of the Class L Certificate shall make an advance to the Trust in the amount specified in such Advance Notice by depositing such amount into the Reserve Account. The Indenture Trustee shall cause such amount to be remitted to the Seller on such following Payment Date. In addition, on and after the first day of the Collection Period in which the commencement of the Rapid Amortization Period occurs, the Holder of the Class L Certificate shall purchase Additional Balances that are transferred to the Trust (as such Additional Balances are conveyed and in the amounts specified by the Servicer) by depositing into the Reserve Account the amount of the Draws relating to such Additional Balances, which amount shall be disbursed by the Indenture Trustee to the Seller. The Class Principal Balance of the Class L Certificates will be increased by the amount of any such purchased Additional Balance Advance Amounts or Additional Balances, as applicable, as described in Section 2.01(c) above.

      (e) (i) In connection with such transfer, assignment, sale and conveyance by the Depositor will deliver or have delivered to, and deposit with, the Indenture Trustee (or its designee), on or before the Closing Date, the Mortgage Loan Schedule in computer readable format.

      (ii) In connection with such transfer, assignment, sale and conveyance by the Depositor, the Depositor shall cause the Seller to deliver to and deposit with the Indenture Trustee (x) the Mortgage Note in respect of each Mortgage Loan and (y) the Related Documents within 90 days following the occurrence of the Closing Date. The Mortgage Note and the Related Documents shall be in the following form:

                  (A) the original Mortgage Note, endorsed in blank, or a copy of such original Mortgage Note with an accompanying Lost Note Affidavit;

                  (B) the original Assignment of Mortgage, from the Seller
            either in blank or to "Deutsche Bank National Trust Company, as Indenture Trustee for IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3 under the Sale and Servicing Agreement dated September 14, 2006," which assignment shall be in form and substance acceptable for recording;

                  (C) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Indenture Trustee a certified true copy of such original Mortgage so certified by or on behalf of the Seller, together with a certificate by or on behalf of the Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original recorded Mortgage to the Indenture Trustee promptly upon receipt of the original recorded Mortgage;

                  (D) intervening assignments, if any, with evidence of
            recording thereon, provided that if such intervening assignment has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Indenture Trustee a certified true copy of such intervening assignment so certified by the Seller, together with a certificate by or on behalf of the Seller certifying that such intervening assignment has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original intervening assignment to the Indenture Trustee promptly upon receipt of the original intervening assignment; and

      provided, however, that as to any Mortgage Loan, if as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Indenture Trustee, the Insurer, and the Rating Agencies (x) an optical image or other representation of the related document specified in clause (d)(ii)(C) above is enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer or perfect its interest in such Mortgage Loan, such optical image or other representation may be delivered as required in clause (d)(ii).

      The Seller and the Depositor each hereby confirms to the Indenture Trustee and the Insurer that it has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been sold to the Depositor by the Seller, and sold by the Depositor to the Trust. The Servicer hereby confirms to the Indenture Trustee and the Insurer that it has clearly and unambiguously made appropriate entries in its general accounting records indicating that such Mortgage Loans constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with the terms hereof.

      The Seller shall deliver to the Indenture Trustee, as initial custodian and bailee for the benefit of the Trust, the documents and instruments listed above in this clause (e).

      The Assignments of Mortgage will be held by the Indenture Trustee, subject to the conditions provided below in clause (f).

      (f) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and the other property described above by the Depositor to the Trust, as provided in this Agreement be, and be construed as, a sale of all of the Depositor's right, title and interest in the Mortgage Loans and the other property described above by the Depositor to the Trust. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and the other property described above by the Depositor to the Trust to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans and the other property described above are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the other property described above, then, (x) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC; and (y) the Depositor hereby grants to the Trust a security interest in and to all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to the Conveyed Assets.

      The possession by the Indenture Trustee or its designee, of Mortgage Files, including the Mortgage Notes and the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper (tangible and electronic) or certificated securities in accordance with the terms of this Agreement shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the UCC (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Indenture Trustee or its designee, as applicable, for the purpose of perfecting such security interest under applicable law. The Seller, the Servicer and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trust shall have all of the rights and remedies of a secured party and creditor under the UCC. Notwithstanding the foregoing, in taking such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be deemed to be a perfected security interest of first priority under applicable law, and maintaining such throughout the term of this Agreement.

      (g) On the Closing Date, the Indenture Trustee, will, for the benefit of Noteholders and the Insurer, review each Mortgage Loan and the related Mortgage File to ascertain that all required documents set forth in Section 2.01(e)(ii)(A) have been received and shall deliver to the Depositor, the Servicer, and the Insurer an initial certification (the "Initial Certification") in the form annexed hereto as Exhibit J to the effect that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any specifically identified in such certification as not covered by such certification), all of the applicable documents specified in Section 2.01(e)(ii)(A) are in its possession. Within 90 days after the Closing Date, the Indenture Trustee, will, for the benefit of Noteholders and the Insurer, review each Mortgage File to ascertain that all required documents set forth in Section 2.01(e)(ii) have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor, the Servicer and the Insurer an interim certification (the "Interim Certification") in the form annexed hereto as Exhibit K to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(e) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan. The Indenture Trustee shall determine whether such documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. The Indenture Trustee shall not have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

      (h) If in the course of the review described in paragraph (e) above the Indenture Trustee discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, as applicable (each, a "Material Defect"), the Indenture Trustee, upon discovering such Material Defect shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certification delivered to each of the Depositor and the Servicer and give notice thereof to the Seller.

      (i) Within 180 days following the Closing Date, the Indenture Trustee shall deliver to the Depositor, the Servicer and the Insurer a final certification (the "Final Certification") substantially in the form attached as Exhibit L evidencing the completeness of the Mortgage Files in its possession or control, with any exceptions noted thereto.

      (j) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Estate, the Indenture Trustee, the Administrator, any Custodian or the Noteholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor. The Indenture Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section, the Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if not assigned to the Indenture Trustee or endorsed in blank, to determine if the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears regular on its face and is related to such Mortgage Loan, and, upon the return of such document from the county recorder's office in accordance with this section, that it purports to be recorded.

      (k) The Indenture Trustee shall have the right to appoint a custodian to act on its behalf with respect to its obligations under Section 2.01(g) through
(i).

      (l) (i) Upon the occurrence of a Recordation Event, the Indenture Trustee shall within 90 days of such Recordation Event submit, at the expense of the Seller, to the appropriate recording offices Assignments of Mortgage to the Indenture Trustee on behalf of the Trust, which may be blanket assignments if permitted by applicable law, for the Mortgage Loans. In lieu of recording any such Assignments of Mortgage, the Servicer may provide to the Indenture Trustee and the Insurer an Opinion of Counsel in a form reasonably acceptable to the Owner Trustee, Indenture Trustee and the Insurer, to the effect that recordation of an Assignment of Mortgage in the state where the related Mortgaged Property is located is not necessary to protect the interests of the Owner Trustee, the Indenture Trustee or the Securityholders in the related Mortgage. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Indenture Trustee shall promptly prepare, at the expense of the Seller, a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Indenture Trustee shall, at the expense of the Seller, submit each such Assignment of Mortgage for recording.

      (ii) With respect to each MERS Mortgage Loan, the Servicer shall, at the expense of the Depositor, take such actions as are necessary to cause the Indenture Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      Section 2.02 Acceptance by Indenture Trustee, Review of Documentation.

      (a) The Indenture Trustee hereby acknowledges the issuance of the Policy by the Insurer for the benefit of the Class A Noteholders and the sale and assignment of the Mortgage Loans, and, subject to the review provided for in
Section 2.01, and declares that, when delivered to the Indenture Trustee in accordance with Section 2.01(e), the Indenture Trustee will hold the documents constituting the Mortgage Files and that all amounts received by it under the Indenture in trust, upon the terms herein set forth, for the use and benefit of all present and future Class A Noteholders and the Insurer.

      (b) If the Seller is given notice under Section 2.01(h) and if the Seller does not correct or cure the omission or defect within the 90-day period specified in Section 2.01(h), the Seller shall purchase the Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan, as provided in
Section 2.05, for such Mortgage Loan. Any such purchase by the Seller shall be at the Purchase Price and in each case shall be accomplished in the manner set forth in Section 2.04. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Insurer, the Noteholders, the Indenture Trustee or the Certificateholders.

      The Servicer, promptly following the transfer of (i) a Mortgage Loan with a Material Defect or (ii) an Eligible Substitute Mortgage Loan to the Indenture Trustee pursuant to this Section and Section 2.05, as the case may be, shall amend the Mortgage Loan Schedule and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable.

      Section 2.03 Representations and Warranties Regarding the Seller, the Depositor and the Servicer.

      (a) The Seller, the Depositor and the Servicer each represents and warrants as to itself to the parties hereto and the Insurer that, as of the Closing Date:

            (i) Each of the Seller, the Depositor and the Servicer is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has the power and authority to own its assets and to transact the business in which it is currently engaged. Each of the Seller, the Depositor and the Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) its performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans or (d) the ability to foreclose on the related Mortgaged Properties;

            (ii) Each of the Seller, the Depositor and the Servicer has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (iii) Each of the Seller, the Depositor and the Servicer holds all necessary licenses, certificates and permits from all government authorities necessary for conducting its business as it is presently conducted. Neither the Seller, the Depositor, nor the Servicer is required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

            (iv) The execution, delivery and performance of this Agreement by each of the Seller, the Depositor and the Servicer will not conflict with or result in a breach of, or constitute a default under, any provision of its charter documents, or constitute a material breach of or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or any other agreement to which it is a party or by which it may be bound;

            (v) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller, the Depositor or the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading;

            (vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller's, the Depositor's and the Servicer's business;

            (vii) None of the Seller, the Depositor nor the Servicer is insolvent, nor will the Seller, the Depositor or the Servicer be made insolvent by the transfer of the Mortgage Loans, nor are the Seller, the Depositor or the Servicer aware of any pending insolvency;

            (viii) None of the Seller, the Depositor or the Servicer is in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any provision of any existing law, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller, the Depositor or the Servicer, which violation would materially and adversely affect the Seller's, the Depositor's or the Servicer's ability to perform or meet any of their respective obligations under this Agreement;

            (ix) There are no actions or proceedings against, or investigations of it, pending or, to the best of its knowledge, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit the Seller, the Depositor or the Servicer from entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the Seller's, the Depositor's and the Servicer's performance of any of their respective obligations under, or the validity or enforceability of, this Agreement;

            (x) The Servicer represents and warrants that the collection practices used by the Servicer with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the home equity mortgage servicing business and in accordance with Accepted Servicing Practices;

            (xi) The Servicer represents and warrants that it believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein;

            (xii) The Seller represents and warrants that it did not sell the Mortgage Loans to the Depositor, and the Depositor represents and warrants that it did not sell the Mortgage Loans to the Trust, in each case, with any intent to hinder, delay or defraud any of its creditors; and neither the Seller nor the Depositor will be rendered insolvent as a result of their sales under the Mortgage Loan Purchase Agreement and this Agreement, as applicable;

            (xiii) The Seller and the Depositor each represents and warrants that it acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

            (xiv) The Seller and the Depositor each represents and warrants that the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller and the Depositor pursuant to the Mortgage Loan Purchase Agreement and this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

            (xv) The Seller represents, warrants and covenants that so long as the Notes remain outstanding, this Agreement shall be treated as an official record of the Seller within the meaning of Section 13(e) of the Federal Deposit Insurance Act (12 U.S.C. Section 1823(e));

            (xvi) The Seller and the Depositor each represents and warrants that it has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans sold to the Depositor and transferred to the Indenture Trustee on behalf of the Trust, respectively, pursuant to the Mortgage Loan Purchase Agreement and this Agreement;

            (xvii) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code) in the Mortgage Loans in favor of the Noteholders and the Certificateholders, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Seller;

            (xviii) Each of the Seller and the Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans granted to the Depositor and the Indenture Trustee, respectively, under the Mortgage Loan Purchase Agreement and hereunder; and

      (b) The representations and warranties set forth in Section 2.03(a) shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affect the interests of the Indenture Trustee, the Noteholders, the Certificateholders, the Depositor or the Insurer, the Person discovering such breach shall give prompt written notice to the other parties and to the Insurer. Within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of the Insurer, such longer period specified in such consent, the Seller, the Depositor or the Servicer, as appropriate, shall cure such breach in all material respects.

      Section 2.04 Representations and Warranties of the Seller Regarding the Mortgage Loans.

      (a) The Seller hereby represents and warrants to the Depositor and the Insurer, and the Depositor hereby assigns its rights with respect to such representations and warranties to the Trust, the Indenture Trustee on behalf of the Noteholders and the Certificateholders and the Insurer as follows as of the Closing Date, and with respect to each Eligible Substitute Mortgage Loan, as of the date of such substitution (and to the extent expressly stated therein as of such other time):

            (i) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the Closing Date;

            (ii) As of the Closing Date, for each Mortgage Loan, the related Mortgage File contains the documents and instruments referred to in
      Section 2.01(e)(ii);

            (iii) Each Mortgaged Property relating to a Mortgage Loan is improved by a residential dwelling, which does not include cooperatives or mobile homes and does not constitute other than real property under state law;

            (iv) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers according to Accepted Servicing Practices;

            (v) Each Mortgage Note provides for (a) Monthly Payments which are at least equal to accrued interest during such Accrual Period and (b) at the maturity of the related Mortgage Loan, payment in full of the principal balance of such Mortgage Note;

            (vi) The Mortgage Notes related to Mortgage Loans bear a variable Loan Rate and there is only one original of each such Mortgage Note;

            (vii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a Senior Lien or Senior Liens on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, if any, with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies (or first mortgage lending companies in the case of first lien Mortgage Loans), and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

            (viii) No Mortgage Note and related Mortgage has been assigned or pledged and immediately prior to the transfer and assignment contemplated in the Mortgage Loan Purchase Agreement, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no Liens; the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to the Mortgage Loan Purchase Agreement; and immediately upon the transfer and assignment therein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser (or its assignee) and the Purchaser (or its assignee) will hold good, equitable, and when recorded, marketable title to, and be the sole owner of, each Mortgage Loan subject to no Liens; without limiting the generality of the foregoing, the Seller has taken all steps necessary to effect the release of each Mortgage Loan from any lien thereon held by a Federal Home Loan Bank;

            (ix) None of the Mortgage Loans is subject to a bankruptcy proceeding;

            (x) As of the Cut-off Date, none of the Mortgage Loans was more than 30 days Delinquent;

            (xi) No Mortgage Loan is subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto;

            (xii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy;

            (xiii) (a) Each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable state, local and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, applicable predatory and abusive lending laws, truth in lending and disclosure laws and (b) no Mortgage Loan is classified as (1) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or (2) a "high cost," "threshold," "covered," "predatory" or similar loan under any other applicable state, federal or local law which applies to mortgage loans originated by a state-chartered bank or any state or local law, rule or regulation applicable to the Mortgage Loans (or a similar classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

            (xiv) (a) No Mortgage Loan is a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in Standard & Poor's LEVELS(R) Version 5.7 Glossary Revised, Appendix E), (b) no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act and (c) no Mortgage Loan originated in the State of Illinois is governed by the Illinois Interest Act (815 ILCS 205);

            (xv) The improvements upon each Mortgaged Property relating to Mortgage Loans are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 3.04 and 3.05;

            (xvi) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 3.04 or 3.05, if and to the extent required by Sections 3.04 or 3.05;

            (xvii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed. To the best of the Seller's knowledge, there was no fraud involved in the origination of any Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan;

            (xviii) As of the Closing Date, approximately 93.14% of the Mortgage Loans (measured by the Cut-off Date Pool Balance) are secured by Mortgaged Properties that are owner-occupied residences, based on representations by the related Mortgagors made by such Mortgagors at origination.

            (xix) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded and which has been or will be held by the Seller or delivered to the Indenture Trustee in accordance with the provisions of this Agreement. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or are in the process of being recorded;

            (xx) As of the Closing Date, no Mortgage has been satisfied, cancelled or subordinated, in whole, or rescinded, and no instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgage has been released in whole or in part, in either case, that would have a material adverse affect on the related Mortgage Loan;

            (xxi) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and as of the Cut-off Date and the Closing Date, each Mortgaged Property is in good repair and is free of damage by waste, fire, earthquake or earth movement, flood, tornado, hurricane or other casualty that would affect adversely the value of the Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

            (xxii) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

            (xxiii) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xxiv) All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid, and no Mortgagor is entitled to any refund of any such amount paid or due under the related Mortgage or Mortgage Note;

            (xxv) No Mortgage Note is or was secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

            (xxvi) There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

            (xxvii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trust, the Indenture Trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (xxviii) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

            (xxix) There is no delinquent tax or assessment lien or judgment on any Mortgaged Property;

            (xxx) Each Mortgage contains customary and enforceable provisions which, subject to clause (xvii) above, render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and
      (B) otherwise by judicial or non-judicial foreclosure, as applicable in the relevant jurisdiction;

            (xxxi) Each Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

            (xxxii) Except as set forth in clause (x) above, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

            (xxxiii) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

            (xxxiv) All of the Mortgage Loans were originated in all material respects in accordance with the applicable Originator's underwriting criteria in effect at the time of origination;

            (xxxv) The Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust, the Noteholders the Certificateholders or the Insurer; and each Mortgage Note and Mortgage is in substantially one of the forms attached as Exhibit E and Exhibit F;

            (xxxvi) As of the Cut-off Date, approximately 0.72% of the Mortgage Loans (measured by the Cut-off Date Pool Balance) were secured by Mortgaged Properties that had a Combined Loan to Value Ratio of more than 100%;

            (xxxvii) Each Mortgage Loan was originated by the Originator listed on the Mortgage Loan Schedule and was acquired in the ordinary course of business by the Seller;

            (xxxviii) As of the Closing Date, the Seller has not received a notice of default of a Senior Lien which has not been cured;

            (xxxix) Each of the documents and instruments included in a Mortgage File referred to in Section 2.01(e)(ii)(A) and (C) through (D) is, and at such time as Assignments of Mortgage are required to have been prepared, such Assignments of Mortgage will have been, duly executed and in due and proper form and each such document or instrument is or will be in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans similar to the Mortgage Loans;

            (xl) The Conveyed Assets constitute either "instruments" or "general intangibles" within the meaning of the New York UCC;

            (xli) All consents and approvals required by the terms of each Mortgage Loan to the sale of such Mortgage Loan to the Purchaser under the Mortgage Loan Purchase Agreement have been obtained;

            (xlii) Other than the security interest granted by the Seller to the Purchaser pursuant to the Mortgage Loan Purchase Agreement and other than any security interest which shall have been released immediately prior to the consummation of the transactions contemplated hereby, the Seller has not pledged, assigned, released, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Purchaser under the Mortgage Loan Purchase Agreement. The Seller is not aware of any judgment or tax lien filings against the Seller;

            (xliii) The Servicer has in its possession all original copies of the Mortgage Notes that constitute or evidence the Mortgage Loans. The Mortgage Notes that constitute or evidence the Mortgage Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser. All financing statements filed or to be filed in favor of the Purchaser in connection herewith describing the Mortgage Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee;"

            (xliv) As of the Closing Date, no Mortgage Loans are subject to assumption or modification agreements that are not included in the related Mortgage File;

            (xlv) Each Mortgage Loan contains an appraisal conforming to the standards of the applicable Originator as described on Exhibit O to this Agreement; and

            (xlvi) No Mortgage Loan contains "subsidized buydown," graduated payment or convertible loan features; and

            (xlvii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

      It is understood and agreed that each of the foregoing representations and warranties of the Seller may not be waived and shall survive the issuance of the Notes.

      (b) With respect to the representations and warranties set forth in this Section that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Seller, the Depositor, the Servicer, the Owner Trustee, the Insurer or the Indenture Trustee (in the case of the Indenture Trustee, upon a Responsible Officer of the Indenture Trustee obtaining actual knowledge) that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive the transfer of the Mortgage Loans to the Trust and the termination of the rights and obligations of the Servicer pursuant to Section 6.04 or 7.01 herein. Upon discovery by the Seller, the Depositor, the Servicer, the Owner Trustee, the Insurer or the Indenture Trustee (in the case of the Indenture Trustee, upon a Responsible Officer of the Indenture Trustee obtaining actual knowledge) of a breach of any of the foregoing representations and warranties, which materially and adversely affects the value of the related Mortgage Loan or the interests of the Trust, the Noteholders, the Certificateholders or the Insurer in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Insurer. Within 90 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects and if such breach is not cured by the end of such 90-day period, the Seller shall purchase such Mortgage Loan from the Trust or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan on the Determination Date in the month following the month in which such 90-day period expired at the Purchase Price of such Mortgage Loan or, in the case of a substitution, in accordance with Section 2.05.

The Purchase Price and any Substitution Adjustments for the purchased Mortgage Loan shall be remitted to the Servicer for deposit in the Collection Account on the Determination Date immediately following such 90-day period, as certified by the Seller to the Indenture Trustee; provided that the Servicer shall remit to the Indenture Trustee, who shall then remit to the Insurer, the portion of the amount, if any, of the Purchase Price referred to in clause (b) of the definition thereof to the extent such amount is incurred by or imposed on the Insurer. It is understood and agreed that the obligation of the Seller to purchase any Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy against the Seller respecting such defect or omission available to the Insurer, the Noteholders, the Indenture Trustee or the Certificateholders.

      The Servicer, promptly following the transfer of (i) a Defective Mortgage Loan from or (ii) an Eligible Substitute Mortgage Loan to the Trust pursuant to this Section and Section 2.05, as the case may be, shall amend the Mortgage Loan Schedule through a Supplemental Mortgage Loan Schedule and make appropriate entries in its general account records to reflect such transfer and the addition of any Eligible Substitute Mortgage Loan, if applicable. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to the Noteholders, the Insurer and the Indenture Trustee on behalf of the Noteholders and the Certificateholders in respect of their respective interests in the Trust.

      (d) Upon discovery by the Seller, the Depositor, the Servicer, the Owner Trustee, the Insurer or the Indenture Trustee (in the case of the Indenture Trustee, upon a Responsible Officer of the Indenture Trustee obtaining actual knowledge) that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(A)(3) of the Code, the party discovering such breach shall give prompt written notice to the other parties and the Insurer. In connection therewith, the Indenture Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.05 with respect to substitutions are satisfied, an Eligible Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within ninety (90) days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to
Section 2.04. The Indenture Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.04.

      Section 2.05 Substitution of Mortgage Loans.

      (a) On a Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section
2.02 or 2.04, the Seller may deliver to the Trust one or more Eligible Substitute Mortgage Loans in substitution for any one or more of the Defective Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Sections 2.02 or 2.04, provided that no substitution pursuant to
Section 2.02 or 2.04 shall be made more than two years after the Closing Date unless the Seller delivers to the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Indenture Trustee or the Trust Fund, addressed to the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer), to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(D) of the Code, respectively, or (ii) cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any Notes are outstanding. A substitution pursuant to
Section 2.02 or 2.04 that is made within two years after the Closing Date to replace a "defective obligation" within the meaning of Section 860G(a)(4) of the Code shall not require the Seller to deliver to the Indenture Trustee an Opinion of Counsel. In connection with any such substitution, the Seller shall calculate the Substitution Adjustment, if any, and shall deposit such amount to the Collection Account by 12:00 p.m. New York City time on the third Business Day prior to the Payment Date in the month succeeding the calendar month in which the related cure period expired.

      (b) The Seller shall notify the Servicer, the Insurer and the Indenture Trustee in writing not less than five Business Days before the related Determination Date which is on or before the date on which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 or 2.04 of its intention to effect a substitution under this Section 2.05. On such Determination Date (the "Substitution Date"), the Seller shall deliver to the Insurer, the Servicer, the Depositor and the Indenture Trustee (1) a list of the Eligible Substitute Mortgage Loans to be substituted for the Defective Mortgage Loans, (2) a list of the Defective Mortgage Loans to be substituted for by such Eligible Substitute Mortgage Loans, (3) if such substitution is more than two years after the Closing Date, an Opinion of Counsel that the substitution of the Eligible Substitute Mortgage Loans will not (A) result in the imposition of the tax on "prohibited transactions" on the Trust or (B) cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time the Notes are outstanding, (4) an Officer's Certificate (A) stating that no Event of Servicer Termination shall have occurred and be continuing, (B) stating that all conditions precedent to such substitution specified in subsection (a) have been satisfied and attaching as an exhibit a supplemental Mortgage Loan schedule (the "Supplemental Mortgage Loan Schedule") setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (C) confirming that the representations and warranties contained in Section 2.04 are true and correct in all material respects with respect to the Eligible Substitute Mortgage Loans on and as of such Determination Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.04 and this Section
2.05 and (5) a certificate stating that cash in the amount of the related Substitution Adjustment, if any, has been deposited to the Collection Account; provided that the Servicer shall remit to the Indenture Trustee, who shall then remit to the Insurer, the portion of the amount, if any, of the Substitution Adjustment referred to in clause (d) of the definition thereof to the extent such amount is incurred by the Insurer. Upon receipt of the foregoing, the Indenture Trustee shall release such Defective Mortgage Loan to the Trust and the Trust shall release such Defective Mortgage Loans to the Seller without recourse, representation or warranty.

      (c) Concurrently with the satisfaction of the conditions set forth in Sections 2.05(a) above and the transfer of such Eligible Substitute Mortgage Loans to the Indenture Trustee pursuant to Section 2.05(a), Exhibit A to this Agreement shall be deemed to be amended to exclude all Mortgage Loans being replaced by such Eligible Substitute Mortgage Loans and to include the information set forth on the Supplemental Mortgage Loan Schedule with respect to such Eligible Substitute Mortgage Loans, and all references in this Agreement to Mortgage Loans shall include such Eligible Substitute Mortgage Loans and be deemed to be made on or after the related substitution date, as the case may be, as to such Eligible Substitute Mortgage Loans.

      (d) As to any Eligible Substitute Mortgage Loan or Loans, the Seller shall cause to be delivered to the Indenture Trustee with respect to such Eligible Substitute Mortgage Loan or Loans such documents and agreements as are required to be held by the Indenture Trustee in accordance with Section 2.01. For any Collection Period during which the Seller purchases one or more Defective Mortgage Loans, the Servicer shall determine the amount that shall be deposited by the Seller in the Collection Account at the time of substitution. Any amounts received in respect of the Eligible Substitute Mortgage Loan during the Collection Period in which the circumstances giving rise to such substitution occur shall not be a part of the Trust and shall not be deposited by the Servicer in the Collection Account. All amounts received by the Servicer during the Collection Period in which the circumstances giving rise to such substitution occur in respect of any Defective Mortgage Loan so removed by the Indenture Trustee shall be deposited by the Servicer in the Collection Account. Upon such substitution, the Eligible Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan, as of the date of substitution, the covenants, representations and warranties set forth in
Section 2.04. The procedures applied by the Seller in selecting each Eligible Substitute Mortgage Loan shall not be materially adverse to the interests of the Indenture Trustee, the Noteholders, the Certificateholders or the Insurer.

      Section 2.06 Tax Treatment. The Trust shall be treated as comprising two segregated accounts each of which will be a real estate mortgage investment conduit (each a "REMIC" or, in the alternative, the "Lower Tier REMIC" and the "Upper Tier REMIC"); each of the Notes and the Class B Certificates shall represent ownership of a regular interest in the Upper Tier REMIC; the Class L Certificate shall represent the sole class of residual interest in the Lower Tier REMIC; and the Class R Certificate represents ownership of the sole class of residual interest in the Upper Tier REMIC.

      Section 2.07 Representations, Warranties and Covenants of the Depositor.

      (a) The Depositor represents and warrants to the Depositor, the Trust and the Indenture Trustee on behalf of the Noteholders, the Certificateholders and the Insurer as follows:

            (i) This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

            (ii) Immediately prior to the transfer by the Depositor to the Trust of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Depositor) acquired in good faith and subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

            (iii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trust;

            (iv) The Depositor has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

            (v) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted and the Depositor will not change its jurisdiction of organizations without prior notice to the Rating Agencies, the Servicer, the Indenture Trustee and the Insurer;

            (vi) Other than the security interest granted to the Indenture Trustee hereunder, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

            (vii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

            (viii) The Depositor represents and warrants that it has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans transferred to the Indenture Trustee on behalf of the Trust, pursuant to this Agreement.

      It is understood and agreed that the representations and warranties set forth in (i) through (viii) above shall survive the transfer of the Mortgage Loans to the Trust.

      (b) The Depositor represents and covenants to the parties hereto and the Insurer that:

            (i) Other than the security interest granted by the Depositor to the Trust under this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that includes a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Trust under this Agreement. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

            (ii) The Depositor will not engage in any activity that would result in a downgrading of the Class A Notes without regard to the Policy; and

            (iii) The Depositor's location under the applicable UCC is in Delaware and it will not change its principal place of business or its jurisdiction of organization without prior notice to the Rating Agencies, the Servicer, the Indenture Trustee and the Insurer.

                                  ARTICLE III.

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01 The Servicer.

      (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with Accepted Servicing Practices and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with Card Management Corporation and First Data Resources, Inc. and any other institution which (i) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement, and (ii) (x) has been designated an approved Seller-Servicer by Freddie Mac or Fannie Mae for first and second mortgage loans or (y) is an affiliate of the Servicer or (z) is otherwise approved by the Insurer. The Servicer shall give written notice to the Insurer and the Indenture Trustee prior to the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement and shall be in form and substance acceptable to the Insurer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

      (b) Notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Depositor, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.01(d) herein. The Servicer shall be solely liable for all fees owed by it to any Subservicer irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

      (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Servicer Termination), the Indenture Trustee or its designee approved by the Insurer or a successor Servicer under Section 7.02(a) shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Indenture Trustee or designee approved by the Insurer or any successor Servicer elects to terminate any Subservicing Agreement (except with respect to Subservicing Agreements that only allow for termination of the related Subservicer for cause or require a termination fee for termination without cause) in accordance with the terms of such Subservicing Agreement. The Indenture Trustee shall not be responsible for any termination fees under any Subservicing Agreement. In no event shall any Subservicing Agreement require the Insurer or the Indenture Trustee as Successor Servicer to pay compensation to a Subservicer or order the termination of such Subservicer. Any fee payable or expense incurred in connection with such a termination will be payable by the outgoing Servicer. If the Indenture Trustee does not terminate a Subservicing Agreement, the Indenture Trustee, its designee or a successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements with regard to events that occurred prior to the date the Servicer ceased to be the Servicer hereunder. The Servicer, at its expense and without right of reimbursement therefor, shall, upon the request of the Indenture Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

      (e) No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of payments to the Noteholders and distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trust, each Noteholder and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer and requested in writing, the Indenture Trustee shall furnish the Servicer and, if directed by a Servicing Officer, any Subservicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer and any such Subservicer to carry out its servicing and administrative duties under this Agreement.

      (f) On and after such time as the Indenture Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to
Section 6.04 herein, after receipt by the Indenture Trustee and the Insurer of the Opinion of Counsel required pursuant to Section 6.04, the Indenture Trustee, if it so elects, and with the consent of the Insurer, shall assume all of the rights and obligations of the Servicer, subject to Section 7.02 herein. The Servicer shall at its expense, deliver to the Indenture Trustee, all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

      The defaulting Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the defaulting Servicer's responsibilities and rights hereunder as Servicer including, without limitation, notifying each Subservicer of the assignment of the servicing function and providing the Indenture Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Indenture Trustee or its designee to assume the defaulting Servicer's functions hereunder and the transfer to the Indenture Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Servicer in the Collection Account maintained by such defaulting Servicer and any other account or fund maintained with respect to the Notes or thereafter received with respect to the Mortgage Loans. The Servicer being terminated (unless such Servicer is the Indenture Trustee, in which case the initial Servicer) shall bear all costs of a servicing transfer, including but not limited to those of the Indenture Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Transaction Documents, if necessary.

      The Indenture Trustee shall be entitled to be reimbursed from the Servicer (or by the Trust pursuant to Section 5.01(a)(I)(xiii), if the Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be reasonably required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee or other successor Servicer to service the Mortgage Loans properly and effectively. If the terminated Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefore, such reimbursement shall be an expense of the Indenture Trustee pursuant to Section 5.01(a)(I)(xiii); provided that the terminated Servicer unless the terminated Servicer is the Indenture Trustee shall reimburse the Trust for any such expense incurred by the Trust.

      (g) The Servicer shall deliver a list of Servicing Officers to the Indenture Trustee and the Insurer on or before the Closing Date and shall revise such list from time to time, as appropriate, and shall deliver all revisions promptly to the Indenture Trustee and the Insurer.

      (h) Except as is set forth in the following sentence, the Servicer may not modify any Mortgage Loan unless that Mortgage Loan is in default or if default is reasonably foreseeable, and if the Servicer has determined the modification of that Mortgage Loan to be in the best interests of the Noteholders and the Insurer. In addition, the Servicer may modify a Mortgage Loan that is not in default and default is not reasonably foreseeable if it has delivered to the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) an Opinion of Counsel to the effect that such modification would not cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any prohibited transaction tax; provided it complies with accepted servicing practices of prudent mortgage loan servicers and no rate modification is greater than 0.25% per annum on any Mortgage Loan, and provided that the modification does not materially and adversely affect the interests of the Noteholders, the Certificateholders or the Insurer (taking into account the aggregate effect of all previous modifications to date).

      The Servicer's ability to permit or effect servicing modifications contemplated by this clause (h) of Section 3.01 shall be subject to the following limitations:

            (i) Any amounts added to the credit limit of a Mortgage Loan will be required to be fully amortized over the remaining term, or the extended term, of the Mortgage Loan.

            (ii) The final maturity of any Mortgage Loan may not be extended beyond the third Payment Date prior to the Final Scheduled Payment Date.

            (iii) The aggregate current principal balance of all Mortgage Loans subject to modifications can be no more than 3.5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, but this limit may be increased from time to time with the consent of the Insurer.

            (iv) The Servicer covenants and agrees to indemnify the Trust Fund against any liability for any taxes (including prohibited transaction taxes) and any related interest, additions, and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this Section 3.01.

            (v) With respect to any Mortgage Loan that is modified to increase the Credit Limit thereof resulting in a higher Combined Loan-to-Value Ratio, (i) the aggregate Principal Balance of all Mortgage Loans so modified shall not exceed 10% of the Cut-off Date Principal Balance, and
      (ii) the increased Combined Loan-to-Value Ratio for any Mortgage Loan so modified may not exceed 100%; provided, in any case, the limitation set forth in clause (iii) above has been satisfied in connection with any such modification.

      (i) If the Mortgage relating to a Mortgage Loan was not subject to a Senior Lien on the Cut-off Date, then the Servicer may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the Mortgage relating to a Mortgage Loan was subject to a Senior Lien on the Cut-off Date, then the Servicer may consent to the refinancing of such prior Senior Lien provided that such refinancing (i) either (x) does not result in the Combined Loan-to-Value Ratio of such Mortgage Loan exceeding the Combined Loan-to-Value Ratio of such Mortgage Loan prior to such refinancing; or
(y) does not result in the Combined Loan-to-Value Ratio of such Mortgage Loan exceeding the Combined Loan-to Value Ratio that would have permitted such Mortgage Loan to remain in the same pricing category in connection with the Servicer's underwriting criteria; and (ii) does not result in the Combined Loan-to-Value Ratio of such Mortgage Loan exceeding 100%.

      Section 3.02 Collection of Certain Mortgage Loan Payments.

      (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) subject to Section 3.13, waive any Early Termination Fee or late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan, (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided that such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns or services; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the monthly information delivered by the Servicer to the Indenture Trustee and the Insurer pursuant to Section 5.03 herein

      (b) The Servicer shall establish and maintain an Eligible Account (the "Collection Account") entitled "Deutsche Bank National Trust Company, in trust for the registered holders of IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3." The Servicer shall notify the Indenture Trustee of the Eligible Institution with which the Collection Account is maintained. The Servicer shall, on the Closing Date, deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received after the Cut-off Date (excluding scheduled interest payments due on or prior to the Cut-off Date) and prior to the Closing Date, and thereafter, subject to Section 3.02(c), deposit within two Business Days following receipt thereof, the following payments and collections received or made by it (without duplication) to the Collection Account:

            (i) all payments received by the Servicer after the Cut-off Date on account of principal on the Mortgage Loans;

            (ii) all payments, net of related Servicing Fees, received by the Servicer after the Cut-off Date on account of interest on the Mortgage Loans;

            (iii) all Net Recoveries;

            (iv) all Early Termination Fees;

            (v) any amounts required to be deposited pursuant to Section 3.07 in connection with any REO Property;

            (vi) the Purchase Price of any Mortgage Loan and the amount of any Substitution Adjustment paid by a Seller during the related Collection Period pursuant to Sections 2.02, 2.04 and 2.05;

            (vii) all Released Mortgaged Property Proceeds; and

            (viii) any amount required to be deposited therein pursuant to Sections 3.02(c) and 5.08(e) herein;

      The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing fees (including annual fees, assumption fees, modification fees, insufficient funds charges and other ancillary income) or late charge penalties payable by Mortgagors or amounts received by the Servicer for the accounts of Mortgagors for application toward the payment of taxes, insurance premiums, assessments and similar items.

      (c) The Servicer shall use its best efforts to cause the institution maintaining the Collection Account to invest only the Interest Collections on deposit in the Collection Account attributable to the Mortgage Loans in Eligible Investments which shall mature not later than the Servicer Remittance Date next following the date of such investment and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized without any right of reimbursement.

      Section 3.03 Withdrawals from the Collection Account. The Servicer shall withdraw or cause to be withdrawn funds from the Collection Account for the stated purposes in the following order of priority:

            (i) to reimburse the Servicer for any accrued and unpaid Servicing Fees;

            (ii) on each Servicer Remittance Date, to transfer the following amounts to the Indenture Trustee for deposit in the Payment Account:

                  (A) the portion of the Interest Collections and Principal
            Collections for the related Collection Period then in the Collection Account;

                  (B) any amounts required to be deposited pursuant to Section
            3.07 in connection with any REO Property;

                  (C) any amounts to be paid in connection with a purchase of
            Mortgage Loans and REO Properties pursuant to Section 9.01;

            (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code 11 U.S.C. 101 et seq., as amended in accordance with a final, nonappealable order of a court having competent jurisdiction;

            (iv) to pay the Servicer as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest earned on funds deposited in the Collection Account;

            (v) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein or were deposited therein in error and to pay such funds to the appropriate Person, including collections received on any Defective Mortgage Loan that has been repurchased by the Seller pursuant to Section 2.04 or substituted for by the Seller pursuant to Section 2.05 that should be paid to the Seller pursuant to Article II;

            (vi) to pay the Servicer the servicing compensation for the related Collection Period that it is entitled to receive pursuant to Section 3.09 herein;

            (vii) to reimburse the Servicer for any Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable Advance;

            (viii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to Section 3.07 to the extent not advanced by the Servicer; and

            (ix) to clear and terminate the Collection Account upon the termination of this Agreement.

      Prior to making any withdrawal from the Collection Account pursuant to subclause (vii), the Servicer shall have delivered to the Indenture Trustee and the Insurer a certificate of a Servicing Officer indicating the amount of any previous Servicing Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

      Section 3.04 Maintenance of Hazard Insurance; Property Protection Expenses. The Servicer verifies the existence at the origination of each Mortgage Loan fire and hazard insurance naming the Servicer or its designee as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property, (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan at the time of such foreclosure, or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Servicing Advances to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in an area identified in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with Accepted Servicing Practices of prudent lending institutions. All such flood insurance shall be in amounts not less than the lesser of (A) the amount in clause (i) above, (B) the amount in clause (ii) above and (C) the maximum amount of insurance available under the National Flood Insurance Reform Act of 1994, as amended. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

      Section 3.05 Maintenance of Mortgage Impairment Insurance Policy. In the event that the Servicer shall obtain and maintain a blanket insurance policy consistent with Accepted Servicing Practices, insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such insurance policy names the Servicer or its designee as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without coinsurance, and otherwise complies with the requirements of Section 3.04, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section
3.04. Upon the request of the

Insurer or the Indenture Trustee, the Servicer shall cause to be delivered to the Insurer or the Indenture Trustee, as the case may be, a certified true copy of such insurance policy. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee, the Insurer and the Trust, claims under any such insurance policy in a timely fashion in accordance with the terms of such insurance policy.

      If such insurance policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgage Property an insurance policy comply with this Section, and there shall have been a loss that would have been covered by such insurance policy, deposit into the Collection Account the amount not otherwise payable under such insurance policy because of such deductible clause.

      Section 3.06 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Servicer shall maintain with responsible companies, at its own expense, a blanket fidelity bond ("Fidelity Bond") and an errors and omissions insurance policy ("Errors and Omissions Insurance Policy"), with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.06 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae. Upon the request of the Indenture Trustee or the Insurer, the Servicer shall cause to be delivered to the Indenture Trustee or the Insurer a certificate of insurance of the insurer and the surety including a statement from the surety.

      Section 3.07 Management of and Realization upon Defaulted Mortgage Loans.

      (a) Management of REO Property. In the event the Trust acquires ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Securityholders. The Servicer shall use its reasonable best efforts to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement, as applicable, but in all events within the time period, and subject to the conditions set forth in Section 5.09 and prior to the close of the third taxable year after its acquisition by the Trust unless the Indenture Trustee and (so long as any Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) the Insurer shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC created under the Trust Agreement as defined in section 860F of the Code or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Notes or Certificates are Outstanding, in which case the Trust may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel and the other requirements of this Section 3.07(a)). Pursuant to its efforts to sell such REO Property, the Servicer shall protect and conserve, such REO Property in the manner and to such extent required by this Agreement, subject to Section
5.09 hereof. The decision of the Servicer to foreclose, or to continue the foreclosure process, on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the related Mortgaged Property will not fail to qualify as "foreclosure property" within meaning of Section 860G(a)(8) of the Code and that the proceeds of such foreclosure would more likely than not exceed the costs and expenses of bringing such a proceeding and liquidating the REO Property expected to be obtained through such foreclosure. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject any REMIC created under the Trust Agreement to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property, unless the Servicer has agreed to indemnify and hold harmless the Trust and the Trust Estate with respect to the imposition of any such taxes..

            The Servicer shall cause to be deposited, within the time period specified in Section 3.02(b), as applicable, in the Collection Account, all revenues net of Servicing Advances received with respect to the related REO Property and shall retain, or cause to be withdrawn therefrom, funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

            The disposition of REO Property shall be carried out by the Servicer for cash at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Noteholders, the Certificateholders, the Trust and the Insurer and, as soon as practicable thereafter, the expenses of such sale shall be paid. The cash proceeds of the sale of the REO Property shall be promptly deposited in the Collection Account, pursuant to Section 3.02(b), as applicable, net of any related unreimbursed Servicing Advances (without duplication of amounts paid pursuant to Section 3.03(vi)), payable to the Servicer in accordance with Section 3.03, for payment in accordance with Section
5.01 herein.

      (b) Realization Upon Defaulted Mortgage Loans. The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01, subject to the provisions contained in the second succeeding paragraph of this Section 3.07 and only if the Servicer determines that there is sufficient equity in the related Mortgaged Property to justify such foreclosure. In connection with foreclosure or other conversion, the Servicer will follow Accepted Servicing

Practices, including the practice that the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any Mortgaged Property unless, in its sole judgment, foreclosure, correction or restoration will increase net liquidation proceeds and that, in the event that the related Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such Mortgaged Property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself for such expenses.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee or its nominee on behalf of the Trust and the Insurer.

      If the Servicer has actual knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within 1 mile of any site with environmental or hazardous waste risks, the Servicer will notify the Insurer prior to acquiring the Mortgaged Property and shall not take any action without prior written approval of the Insurer.

      Section 3.08 Indenture Trustee to Cooperate. Upon the payment in full of any Mortgage Loan, the Servicer is authorized to execute (on behalf of the Indenture Trustee pursuant to the authorization contained in Section 3.01(f) if the related Assignment of Mortgage has been recorded) an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Indenture Trustee is holding any portion of the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a request for release, in the form attached hereto as Exhibit I, signed by a Servicing Officer, release the related portion of the Mortgage File to the Servicer, and the Indenture Trustee shall execute such documents, at the expense of and in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Servicer to return the portion of the Mortgage File released to it to the Indenture Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified (including a certification that the Servicer has deposited the proceeds of such liquidated Mortgage Loan in the Collection Account), a copy of the Request for Release shall be released by the Indenture Trustee to the Servicer.

      In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions hereof, the Indenture Trustee shall, if so requested in writing by the Servicer execute an appropriate assignment in the form provided to the Trust and the Indenture Trustee by the

Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only) and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit or credit the Net Recoveries received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the assignee for collection shall promptly reassign such Mortgage Loan to the Indenture Trustee and return it to the place where the related Mortgage File was being maintained.

      Section 3.09 Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to retain the Servicing Fee in accordance with Section 3.02 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges or other receipts not considered interest or principal payments under the Mortgage Notes and Foreclosure Profits shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Trust) and shall not be entitled to reimbursement therefor except as specifically provided herein.

      Section 3.10 Annual Statement as to Compliance. The Servicer shall deliver to the Indenture Trustee (via electronic mail to DBSEC.Notifications@db.com), the Depositor, the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) and the Rating Agencies on or before March 15 of each year, commencing in 2007, unless and until a Form 15 Suspension Notice shall have been filed an officer's certificate, an officer's certificate in the form of Exhibit C hereof, certifying that with respect to the period ending December 31st of the prior year: (i) the Servicer or such Servicing Officer, as applicable, has reviewed the activities of the Servicer during the preceding calendar year or portion thereof and its performance under this Agreement and (ii) to the best of the Servicer's or such Servicing Officer's knowledge, as applicable based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof. Copies of any such statement shall be provided by the Indenture Trustee to any Noteholder and to any Person identified to the Indenture Trustee as a prospective transferee of a Note, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Indenture Trustee. In addition to the foregoing, the Servicer will, to the extent reasonable, give any other servicing information required by the Commission pursuant to applicable law. The Servicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer's obligations under this Section 3.10.

      Section 3.11 Assessment of Compliance and Attestation Report.

The Servicer shall service and administer the Mortgage Loans in accordance with all requirements of the Servicing Criteria applicable to the Servicer (as set forth in Exhibit P hereto). Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Servicer, unless a Form 15 Suspension Notice shall have been filed, shall deliver to the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer), via electronic mail to DBSEC.Notifications@db.com, on or before March 15th of each calendar year beginning in 2007, a report regarding the Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Indenture Trustee, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

            (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

            (b) A statement by such officer that such officer used the Servicing Criteria, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the Servicer;

            (c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

            (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

            (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

            Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit P hereto which are indicated as applicable to the Servicer.

            On or before March 15th of each calendar year beginning in 2007, the Servicer shall furnish to the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

            The Servicer shall cause and any Subservicer, and each subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Indenture Trustee and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.

            Such Assessment of Compliance, as to any Subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit P hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

            If the Servicer cannot deliver any Assessment of Compliance or Attestation Report by March 15th of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 25th of such year.

            Failure of the Servicer to timely comply with this Section 3.11 may be deemed an Event of Servicer Termination. The Indenture Trustee shall, with the consent of the Depositor, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, give notice to Noteholders and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) that each has ten Business Days to object. If no such objection is received, the Indenture Trustee shall immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

            The Indenture Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit P hereto which are indicated as applicable to the "trustee."

      Section 3.12 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide to the Indenture Trustee, the Insurer, Noteholders that are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12; provided that the Servicer makes reasonable efforts to provide such information without violation of law.

      Section 3.13 Early Termination Fees

      (a) Servicer shall not waive any part of any Early Termination Fee unless the waiver relates to a default or a reasonably foreseeable default, the collection of any Early Termination Fee would violate any relevant law or regulation or the waiving of the Early Termination Fee would otherwise benefit the Trust Fund and it is expected that the waiver would maximize recovery of total proceeds taking into account the value of the Early Termination Fee and related Mortgage Loan and doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Early Termination Fee in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default). The Servicer shall not waive a Early Termination Fee in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.

      (c) The Seller represents and warrants to the Depositor and the Indenture Trustee, as of the Closing Date, that the information in the Mortgage Loan Schedule (including the attached Early Termination Fee summary) is complete and accurate in all material respects at the dates as of which the information is furnished and each Early Termination Fee is permissible and enforceable in accordance with its terms under applicable state law.

      (d) Upon discovery by the Seller or a Responsible Officer of the Indenture Trustee of a breach of the foregoing clause (b) that materially and adversely affects right of the Holders of the Class L Certificate to any Early Termination Fee, the party discovering the breach shall give prompt written notice to the other parties. Within sixty (60) days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of breach, the Servicer shall cure the breach in all material respects or shall pay into the Collection Account the amount of the scheduled Early Termination Fee, less any amount previously collected and paid by the Servicer into the Collection Account. If the covenant made by the Servicer in clause (a) above is breached, the Servicer must pay into the Collection Account the amount of the waived Early Termination Fee.

      Section 3.14 Commission Reporting.

      (a) Unless and until a Form 15 Suspension Notice shall have been filed, the Indenture Trustee shall, within 15 days after each Distribution Date and in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D (the "Distribution Report") with a copy of the statement to be furnished by the Indenture Trustee to the Noteholders for such Distribution Date and, if applicable, including the information required by each of the items set forth in
Part II thereof, subject to the receipt of the information set forth in (f) below, in the case of information not required to be provided by the Indenture Trustee.

      (b) The Indenture Trustee shall prepare each Distribution Report and, no later than 5 Business Days prior to the date on which such Distribution Report is required to be filed, deliver a copy of such Distribution Report to the Depositor for review. No later than the Business Day following the receipt thereof, the Depositor shall notify the Indenture Trustee of any changes to made to the Distribution Report. The Indenture Trustee shall make any changes thereto requested by the Depositor and deliver the final Distribution Report to the Depositor for signature no later than three Business Days prior to the date on which such Distribution Report must be filed by the Indenture Trustee in accordance with clause (a) above. The Depositor shall execute the final Distribution Report and deliver the same to the Indenture Trustee via electronic mail to DBSEC.Notifications@db.com or facsimile no later than the Business Day following receipt of the same (which, unless not received within such time frame from the Indenture Trustee, shall be no later than two Business Days prior to the date on which the Distribution Report is required to be filed), with an original executed hard copy to follow by overnight mail. With respect to the Distribution Report to be filed following the first Distribution Date, the Depositor shall prepare and execute such Distribution Report and, no later than 5 Business Days prior to the date on which such Distribution Report is required to be filed, deliver a copy of such Distribution Report to the Indenture Trustee. The Indenture Trustee shall attach thereto the Statement to Noteholders furnished by the Indenture Trustee to the Certificateholders for such Distribution Date and file such Distribution Report in accordance with clause
(a) above.

      (c) The Depositor shall prepare and file Current Reports on Form 8-K, as and when required.

      (d) Prior to January 30th of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund.

      (e) Prior to (x) March 15, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15th of each year thereafter, the Servicer shall provide the Indenture Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Servicer pursuant to Sections 3.10 and
3.11. Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Indenture Trustee shall, subject to subsection (e) below, file a Form 10-K, with respect to the Trust Fund. The Indenture Trustee shall prepare each Form 10-K and, no later than 5 Business Days prior to the date on which such Form 10-K is required to be filed, deliver a copy of such Form 10-K to the Depositor for review. No later than the second Business Day following the receipt thereof, the Depositor shall notify the Indenture Trustee of any changes to made to the Form 10-K. The Indenture Trustee shall make any changes thereto requested by the Depositor and deliver the final Form 10-K to the Depositor for signature no later than three Business Days prior to the date on which such Form 10-K must be filed by the Indenture Trustee in accordance with this clause (d). The Depositor shall execute the final Form 10-K and deliver the same to the Indenture Trustee via electronic mail to DBSEC.Notification@db.com or facsimile no later than Business Day following receipt of the same (which, unless not received within such time frame from the Indenture Trustee, shall be no later than two Business Days prior to the date on which the From 10-K is required to be filed), with an original executed hard copy to follow by overnight mail. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Servicer, Subservicer and Indenture Trustee pursuant to Sections 3.10 and 3.11 and a certification in the form attached hereto as Exhibit M (the "Depositor Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization.

      (f) As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Indenture Trustee's or Depositor's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit R as the responsible party for providing that information, if other than the Indenture Trustee or the Depositor, as applicable, as and when required as described above. Each of the Indenture Trustee, the Servicer and the Depositor, as applicable, hereby agree to notify and provide to the Indenture Trustee and the Depositor all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit R as the responsible party for providing that information. In the case of information to be included in the From 10-D, such information shall be delivered to the Indenture Trustee via email to DBSEC.Notifications@db.com no later than no later than 5 calendar days following each Distribution Date. In the case of information to be included in the Form 8-K, such information shall be delivered to the Depositor no later than no later 2 Business Days following the occurrence of a reportable event. In the case of information to be included in the From 10-K, such information, other than the documentation provided pursuant to Sections 3.10, 3.11 and 3.14(f), shall be delivered to the Indenture Trustee via email to DBSEC.Notifications@db.com no later than no later than (x) March 1, 2007 and (y) unless and until a Form 15 Suspension

Notice shall have been filed, March 1 of each year thereafter. The
Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB. The Indenture Trustee shall provide electronic or paper copies of all Form 10-D, 8-K and 10-K filings free of charge to any Certificateholder upon request.

      (g) Unless and until a Form 15 Suspension Notice shall have been filed, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit N) for the benefit of the Depositor and its officers, directors and Affiliates. The Indenture Trustee's certification shall be delivered to the Depositor by no later than March 18 of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Depositor Certification to the Indenture Trustee for filing no later than March 20 of each year (or if such day is not a Business Day, the immediately preceding Business Day).

      (h) The Indenture Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) a breach of the Indenture Trustee's obligations under this Section 3.14 or Section
3.11 or (ii) any material misstatement or omission contained in any information provided by the Indenture Trustee including, without limitation, in the certification provided by the Indenture Trustee in the form of Exhibit N or the Assessment of Compliance provided pursuant to Section 3.11. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Indenture Trustee, in connection with (i) a breach of the Indenture Trustee's obligations under this Section 3.14, Section
3.11 or (ii) any material misstatement or omission contained in any information provided by the Indenture Trustee including, without limitation, in the certification provided by the Indenture Trustee in the form of Exhibit N, or in the Assessment of Compliance provided pursuant to Section 3.11, agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Indenture Trustee on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

      (i) The Servicer shall indemnify and hold harmless the Depositor, the Indenture Trustee and their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon (i) a breach of the Servicer's obligations under Sections 3.10, 3.11 or 3.14 or (ii) any material misstatement or omission contained in any information provided by the Servicer including, without limitation, in the information provided pursuant to Sections
3.10 and 3.11. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

      (j) The Depositor shall indemnify and hold harmless the Servicer, the Indenture Trustee and their respective officers, directors and Affiliates from and against any actual losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon (i) a breach of the Depositor's obligations under this Section 3.14 or (ii) any material misstatement or omission contained in any information provided by the Depositor.

      (k) The Indenture Trustee will have no duty or liability to verify the accuracy or sufficiency of any information not prepared by it included in any Form 10-D, Form 10-K or Form 8-K. The Indenture Trustee shall have no liability with respect to any failure to properly file any Form 10-D or 10-K resulting from or relating to the Depositor's failure to timely comply with the provisions of this section. Nothing herein shall be construed to require the Indenture Trustee or any officer, director or Affiliate thereof to sign any Form 10-D, Form 10-K or Form 8-K. Copies of all reports filed by the Indenture Trustee under the Exchange Act shall be sent to the Depositor electronically or at the address set forth herein. Fees and expenses incurred by the Indenture Trustee in connection with this Section 3.14 shall not be reimbursable from the Trust Fund.

      (l) Upon any filing with the Commission, the Indenture Trustee shall promptly deliver to the Depositor a copy of any executed report, statement or information.

      (m) To the extent that, following the Closing Date, the Depositor certifies that reports and certifications differing from those required under this Section 3.14 are necessary to comply with the reporting requirements under the Exchange Act, the parties hereto hereby agree that each will reasonably cooperate to amend the provisions of this Section 3.14(b) in order to comply with such amended reporting requirements and such amendment of this Section
3.14. Any such amendment may result in the reduction of the reports executed by and filed on behalf of the Depositor under the Exchange Act. Notwithstanding the foregoing, the Indenture Trustee shall not be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations and immunities under this Agreement in any material respect.

      (n) Each of the parties acknowledges and agrees that the purpose of Sections 3.10, 3.11 and this Section 3.14 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB. Therefor, each of the parties agree that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

      Section 3.15 Reports of Foreclosures and Abandonments of Mortgaged Properties, Returns Relating to Mortgage Interest Received from Individuals and Returns Relating to Cancellation of Indebtedness. The Servicer shall, beginning in 2007, make annual reports of foreclosures and abandonments of any Mortgaged Property. The Servicer shall file or cause to be filed reports relating to each instance occurring during the previous calendar year in which the

Servicer (i) on behalf of the Trust acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J, 6050H and 6050P of the Code.

      Section 3.16 Assumption Agreements. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its right to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, provided that pursuant to which assumption agreement, such person shall become liable under the Mortgage Note and, unless prohibited by applicable law, the Mortgagor shall remain liable thereon and, in connection with such assumption, no material term of the Mortgage Note may be changed. The Servicer, in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans, is also authorized to enter into a substitution of liability whereby such person is substituted as mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Indenture Trustee and the Insurer in writing that any such substitution or assumption agreement has been completed, and add such agreement to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this
Section 3.16, the Servicer shall not change the Loan Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan.

      Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

      Section 3.17 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Servicer shall not be required to maintain records relating to payment of taxes.

      Section 3.18 Servicing Advances. Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder by the Servicer if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Depositor, the Indenture Trustee and the Insurer.

      Section 3.19 Allocation of Charge-Off Amounts.

      (a) On each Payment Date, the Servicer shall calculate the amount of Charge-off Amounts for the preceding Collection Period, and shall include such calculation in its Servicing Certificate.

      (b) On each Payment Date, the Investor Charge-off Amounts for such Payment Date shall be allocated as follows:

            (i) first, to Excess Cashflow until the Excess Cashflow is reduced to zero;

            (ii) second, to the Overcollateralization Amount until the Overcollateralization Amount is reduced to zero;

            (iii) third, to the Class M2 Notes until the Note Principal Amount of the Class M2 Notes is reduced to zero; and

            (iv) fourth, to the Class M1 Notes until the Note Principal Amount of the Class M1 Notes is reduced to zero.

      (c) Investor Charge-off Amounts shall not be allocated to the Class A Notes on any Payment Date.

                                   ARTICLE IV.

                                     INSURER

      Section 4.01 Claims upon the Policy.

      (a) As soon as possible, and in no event later than 10:00 a.m. New York City time on the second Business Day immediately preceding the Payment Date, the Indenture Trustee shall furnish the Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Policy (the "Notice") in the event that the Insured Amount for such Payment Date is an amount greater than zero. The Notice shall specify the amount of the Insured Amount and shall constitute a claim for an Insured Amount pursuant to the Policy. Upon receipt of an Insured Amount on behalf of the Holders of the Class A Notes under the Policy, the Indenture Trustee shall deposit such Insured Amount in the Payment Account and shall distribute such Insured Amount on the Payment Date or on the date of receipt by the Indenture Trustee, if received after the Payment Date, to the Class A Noteholders as a payment of interest or principal, as the case may be (provided that any amount paid under clause (2) of the definition of "Deficiency Amount" in the Policy shall be paid to the Class A Noteholders as a payment of principal).

      (b) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid from moneys received under the Policy. The Insurer shall have the right to inspect such records at reasonable times during normal business hours of the Indenture Trustee upon four Business Days' prior written notice to the Indenture Trustee.

      (c) If a payment of principal or interest previously paid to a Class A Noteholder which would have been covered under the Policy as an Insured Amount is voided under any applicable bankruptcy, insolvency, receivership or similar law in an insolvency proceeding (as such term is used in the Policy), and as a result, the Indenture Trustee is required to return such voided payment, or any portion of such voided payment, made in respect of the Class A Notes (a "Avoided Payment"), the Indenture Trustee or any Holder shall furnish to the Insurer (i) a certified copy of a final order of a court or other body exercising jurisdiction in an insolvency proceeding to the effect that the Indenture Trustee, or Holder, as applicable, is required to return such Avoided Payment paid during the term of the Policy because such payments were avoided under applicable law with respect to which order the appeal period has expired without an appeal being filed (the "Final Order"), (ii) an assignment, substantially in the form attached to the Policy, duly executed and delivered by the Holder, irrevocably assigning to the Insurer all rights and claims of such Holder relating to or arising under such Avoided Payment, and (iii) a Notice appropriately completed and executed by the Indenture Trustee; provided, that if such documents are received by the Insurer after 10:00 a.m., New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Insurer shall not be obligated to make any payment in respect of any Avoided Payment representing a payment of principal on the Class A Notes prior to the time the Insurer would have been required to make a payment in respect of such principal pursuant to the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order, and not to the Indenture Trustee or the Holder directly, unless the Indenture Trustee or the Holder has made a payment of the Avoided Payment to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order, in which case the Insurer will pay the Indenture Trustee on behalf of such Holder, subject to the delivery of (a) the items referred to in clauses
(i), (ii) and (iii) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order). The Indenture Trustee is not permitted to make a claim on the Trust or on any Class A Noteholder for payments made to any Class A Noteholder which are characterized as preference payments by any bankruptcy court having jurisdiction over any bankrupt Mortgagor unless ordered to do so by such bankruptcy court.

      (d) Any amounts received by the Indenture Trustee pursuant to the Policy in respect of the Class A Notes shall be deposited to the Payment Account and be used solely to make a payment to the Class A Noteholders.

      Section 4.02 Effect of Payments by the Insurer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Class A Notes which are made with moneys received pursuant to the terms of the Policy shall not be considered payment of such Class A Notes, as applicable, from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Class A Notes, as applicable, within the meaning of
Section 5.01 herein. The Seller, the Depositor, the Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Class A Note agrees, that without the need for any further action on the part of the Insurer, the Seller, the Depositor, the Servicer, the Indenture Trustee or the Certificate Registrar (a) to the extent the Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A Notes to the Holders of such Class A Notes, the Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest, as applicable, from the Trust and (b) the Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

      The Indenture Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders of the Class A Notes as otherwise set forth herein.

                                   ARTICLE V.

                    PRIORITY OF DISTRIBUTIONS; STATEMENTS TO
               CLASS A NOTEHOLDERS; RIGHTS OF CLASS A NOTEHOLDERS

      Section 5.01 Distributions.

      (a) Distributions on the Notes and Certificates. On each Payment Date, the Indenture Trustee, shall distribute out of the Payment Account, Available Funds net of the Servicing Fee (which shall be paid or withdrawn by the Servicer), payment to the Owner Trustee for services rendered pursuant to the Trust Agreement (which shall be paid to the Owner Trustee), Early Termination Fees (which are distributable only to the holders of the Class L Certificates), the Indenture Trustee Expense Amount (which shall be paid to the Indenture Trustee), the following amounts and in the following order of priority to the following Persons (based on the information set forth in the Servicing Certificate):

      I. From Net Available Funds, the Floating Allocation Percentage of the Interest Collections and the Maximum Principal Payment:

            (i) to the Insurer, the Premium Amount with respect to the Class A Notes for such Payment Date;

            (ii) to the Class A Noteholders, the Interest Payment Amount with respect to the Class A Notes for such Payment Date;

            (iii) to the Class A Noteholders, the Class A Principal Payment Amount for such Payment Date, until the Note Principal Amount of the Class A Notes has been reduced to zero;

            (iv) to the Class A Noteholders, as a payment of principal, in the following order, (a) the Investor Charge-Off Amounts for that Payment Date and (b) the Investor Charge-Off Amounts for all preceding Payment Dates that were not subsequently funded by the Floating Allocation Percentage of the Interest Collections, overcollateralization or draws under the Policy in respect of an Overcollateralization Deficit until the Note Principal Amount of the Class A Notes has been reduced to zero;

            (v) to the Insurer, the Reimbursement Amount, if any, then due to it;

            (vi) to the Class M1 Noteholders, the Interest Payment Amount with respect to the Class M1 Notes for such Payment Date;

            (vii) to the Class M2 Noteholders, the Interest Payment Amount with respect to the Class M2 Notes for such Payment Date;

            (viii) to the Class A Noteholders, the Accelerated Principal Payment for the Class A Notes on such Payment Date, if any until the Note Principal Amount of the Class A Notes has been reduced to zero;

            (ix) to the Class M1 Noteholders, the Class M1 Principal Payment Amount for such Payment Date, together with any Accelerated Principal Payment for the Class M1 Notes on such Payment Date, until the Note Principal Amount of the Class M1 Note has been reduced to zero;

            (x) to the Class M2 Noteholders, the Class M2 Principal Payment Amount for such Payment Date, together with any Accelerated Principal Payment for the Class M2 Notes on such Payment Date, until the Note Principal Amount of the Class M2 Note has been reduced to zero;

            (xi) to the Servicer, to pay certain amounts that may be required to be paid to the Servicer (including expenses associated with the transition to any new servicer) and not previously reimbursed pursuant to the terms of this Agreement;

            (xii) sequentially, to the Class A, Class M1 and Class M2 Noteholders (in that order) to pay current Deferred Interest and any previously unreimbursed Deferred Interest for any prior Payment Date and interest thereon at the applicable Note Rate (determined for this purpose without regard to the Maximum Rate);

            (xiii) pari passu, (a) to the Indenture Trustee, any unreimbursed expenses due and owing to the Indenture Trustee and not otherwise previously paid on such Payment Date, and (b) to the Owner Trustee, any unpaid fees and unreimbursed expenses due and owing to the Owner Trustee and not otherwise previously paid on such Payment Date; and

            (xiv) to the Holders of each applicable class of Certificates, any amount remaining on deposit in the Payment Account.

      II. To the Owner Trustee, amounts remaining in the Payment Account after all amounts distributable under Section 5.01(a)(I) have been made, to be deposited in the Certificate Account for payment to the Certificateholders as set forth in Section 3.11 of the Trust Agreement.

      (b) Early Termination Fees. On each Distribution Date, an amount equal to all Early Termination Fees received during the related Collection Period together with the amounts paid in respect thereof pursuant to Section 3.13 will be distributed to the holders of the Class L Certificates. The payment of the foregoing amounts to the Holders of the Class L Certificates shall not reduce the Certificate Principal Balances thereof.

      (c) Method of Distribution. The Indenture Trustee shall make payments and distributions in respect of a Payment Date to the Noteholders and the Certificateholders of record on the related Record Date (other than as provided in Section 8.01 respecting the final payment) by check or money order mailed to such Noteholders and Certificateholders at the address appearing in the Note Register and the Certificate Register, respectively, or upon written request by a Noteholder or Certificateholder, as applicable, delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer, or by such other means of payment as such Noteholder or Certificateholder and the Indenture Trustee shall agree. Distributions among Class A Noteholders, Class M Noteholders and the Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Class A Notes or Class M Notes held by such Noteholder, as applicable, and the Percentage Interests evidenced by the Certificates held by such Certificateholders.

      (d) Payments on Book-Entry Notes. Each payment with respect to a Book-Entry Note shall be paid to the Depository, which shall credit the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Class A Notes that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Class A Note Owners that it represents. All such credits and disbursements with respect to a Book-Entry Note are to be made by the Depository and the Depository Participants in accordance with the provisions of the Class A Notes. None of the Indenture Trustee, the Note Registrar, the Seller, the Insurer, the Trust or the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

      Section 5.02 Calculation of the Note Rate. With respect to the Notes, on the second LIBOR Business Day immediately preceding each Payment Date, the Indenture Trustee shall determine LIBOR for the Interest Period commencing on such Payment Date and inform the Servicer (at the facsimile number given to the Indenture Trustee in writing) of such rates. On or prior to each Payment Date, the Indenture Trustee shall determine the applicable Note Rate for the following Interest Accrual Period.

      Section 5.03 Servicing Certificate and Statement to Noteholders.

      (a) Not later than 12:00 noon, New York time, on the Determination Date prior to the related Payment Date, the Servicer shall deliver to the Indenture Trustee, the Paying Agent, the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) and the Depositor an electronic file, in the form agreed to by the Servicer and the Indenture Trustee, containing the information needed to determine the payments to be made pursuant to Section 5.01, the information needed by the Indenture Trustee to complete the Statement to Noteholders with respect to the Mortgage Loans on an aggregate basis as of the end of the preceding Collection Period and such other information as the Indenture Trustee shall reasonably require (the "Servicing Certificate").

      (b) Not later than 12:00 noon, New York time, on each Payment Date, the Indenture Trustee shall make available on its website to the Depositor, the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer), the Servicer, the Paying Agent, and the Insurer, a statement (the "Statement to Noteholders") containing the information set forth in Exhibit Q with respect to such Payment Date:

      The Indenture Trustee shall make available the Statement to Noteholders via its website (https://www.TSS.db.com/invr) on the related Payment Date. The Indenture Trustee may fully and conclusively rely upon and shall have no liability with respect to information provided by the Servicer.

      (b) Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Indenture Trustee shall have prepared and shall make available to each Person who at any time during the calendar year was a Noteholder or Certificateholder of record, and make available to Security Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to the such Noteholders or Certificateholders pursuant to Section 5.03(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Securities and information regarding the expenses of the Issuer. The Servicer shall provide the Indenture Trustee with such information as is necessary for the Indenture Trustee to prepare such reports.

      The Indenture Trustee shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Noteholders or Certificateholders. The Servicer shall provide the Indenture Trustee with such information as is necessary for the

Indenture Trustee to prepare such reports (and the Indenture Trustee may rely solely upon such information).

      (c) The Indenture Trustee shall furnish to each Noteholder, Certificateholder and to the Insurer (if requested in writing), during the term of this Agreement, such periodic, special or other reports or information (so long as the Indenture Trustee has such information), whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the Noteholder, Certificateholder or the Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions (if requested in writing) as the Noteholder, Certificateholder or the Insurer, as the case may be, may reasonably require; provided that the Indenture Trustee shall be entitled to be reimbursed by such Noteholder, Certificateholder or the Insurer, as the case may be, for its fees and actual expenses associated with providing such reports, if such reports are not generally produced in the ordinary course of their respective businesses or readily obtainable.

      (d) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except to the extent provided in this Agreement and to the extent required by law or to the Rating Agencies, the Depositor, the Insurer's attorneys, reinsurers, parent, regulators, liquidity providers and auditors and to the extent the Servicer instructs the Indenture Trustee in writing to furnish information regarding the Trust or the Mortgage Loans to third-party information providers; notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by Indenture Trustee from sources other than the other parties hereto, (ii) disclosure of any and all information (A) if required to do so by any applicable law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of Indenture Trustee's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which Indenture Trustee or any affiliate or an officer, director, employer or shareholder thereof is a party or (D) to any affiliate, independent or internal auditor, agent, employee or attorney of Indenture Trustee having a need to know the same, provided that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed or (iii) any other disclosure authorized by the Transaction Documents, the Depositor, the Seller or the Servicer. No Person entitled to receive copies of such reports or tapes or lists of Noteholders or Certificateholders shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement.

      Section 5.04 Other Receipts. To the extent that the Indenture Trustee receives any amounts on behalf of the Trust that are not otherwise part of the Interest Principal Collections or Insured Amounts, the Indenture Trustee shall distribute such amounts to the Servicer on the following Payment Date.

      Section 5.05 Payment Account. The Indenture Trustee shall establish a separate non-interest bearing trust account (the "Payment Account") designated "Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the registered holders of the IndyMac Asset-Backed Notes, Series 2006-H3." The Payment Account shall be an Eligible Account. The Indenture Trustee shall invest or cause the institution maintaining the Payment Account to invest the funds in the Payment Account, other than any funds that were drawn on the Policy in respect of Insured Amounts, in Eligible Investments designated in the name of the Indenture Trustee for the benefit of the Noteholders, which shall mature or be payable on demand or on such Payment Date. All income and gain realized from any such investment shall be for the benefit of the Indenture Trustee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Indenture Trustee out of its own funds immediately as realized without any right of reimbursement. The Indenture Trustee shall deposit any amounts representing payments on and any collections in respect of the Mortgage Loans received by it immediately following receipt thereof to the Payment Account including, without limitation, all amounts (i) withdrawn by the Servicer from the Collection Account pursuant to Section 3.03 herein for deposit to the Payment Account, (ii) any amount, required to be deposited by the Indenture Trustee in connection with any losses on funds in the Payment Account and Avoided Payments (to the extent paid to the Indenture Trustee) and (iii) drawn under the Policy in respect of Insured Amounts.

      Section 5.06 Reserve Account

      (a) The Indenture Trustee shall establish and maintain an account (the "Reserve Account") entitled "Reserve Account, Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the benefit of the Holders of the IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3 Asset-Backed Certificates, Class L" The Reserve Account shall be an Eligible Account.

      (b) If the existing Reserve Account ceases to be an Eligible Account, the Indenture Trustee shall establish a new Reserve Account that is an Eligible Account within 10 Business Days and transfer all funds and investment property on deposit in such existing Reserve Account into such new Reserve Account. The Reserve Account shall relate solely to the Notes and the Certificates and funds therein shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Indenture Trustee held under this Agreement. The Indenture Trustee shall make withdrawals from the Reserve Account only for the following purposes:

            (i) to pay such amounts required to be paid pursuant to Section 2.01(d) of this Agreement; and

            (ii) to withdraw amounts deposited in the Reserve Account in error.

      Section 5.07 The Certificate Account

      (a) The Administrator, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee on behalf of the Certificateholders an account (the "Certificate Account") entitled "Certificate Account, Deutsche Bank National Trust Company, as Administrator, in trust for the holders of IndyMac Home Equity Mortgage Loan-Asset Backed Trust Series 2006-H3, Certificates."

      (b) On each Payment Date, the Indenture Trustee shall withdraw from the Payment Account all amounts required to be deposited in the Certificate Account pursuant to Section 5.01 and remit such amount to the Owner Trustee or the Administrator for deposit into the Certificate Account. On each Payment Date, the Owner Trustee or the Administrator shall distribute all amounts on deposit in the Certificate Account to the Certificateholders in respect of the Certificates as provided in the Trust Agreement. On the Payment Date on which the Note Principal Amount is reduced to zero, the Administrator shall distribute all amounts remaining on deposit in the Certificate Account to the Certificateholders in respect of the Certificates in order to clear and terminate the Certificate Account in connection with the termination of this Agreement.

      (c) All distributions made on the Certificates shall be made by wire transfer of immediately available funds to the account of such Certificateholders. The final distribution on the Certificates will be made in like manner, but only upon presentment and surrender of such Certificates at the location specified in the notice to the Certificateholders of such final distribution.

      Section 5.08 Rapid Amortization Event. The occurrence of any one of the following events (each, a "Rapid Amortization Event"):

      (a) default in the payment of any interest on any Class of Notes when the same becomes due and payable or the failure to pay any installment of principal on any class of Notes in accordance with Section 5.01 and such default continues for a period of two Business Days, or a failure to pay the entire Note Principal Amount of any Note when the same becomes due and payable under the Indenture or on the Final Scheduled Payment Date.

      (b) failure on the part of the Issuer, the Depositor, the Seller or the Servicer, as the case may be, to observe or perform in any material respect any other material covenants or agreements set forth in the Mortgage Loan Purchase Agreement, this Agreement, the Indenture or the Trust Agreement, as the case may be, which failure materially and adversely affects the Noteholders or the Insurer and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Depositor, the Servicer, or the Seller, as the case may be, by the Indenture Trustee, or to the Issuer, the Depositor, the Servicer, or the Seller, as the case may be, by the Indenture Trustee or the Insurer in accordance with Section 11.04 of the Indenture;

      (c) the Trust or the Depositor files a petition to take advantage or otherwise voluntarily commences a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute;

      (d) a decree or order of a court of agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency or similar proceedings for the winding-up or liquidation of its affairs, is entered against the Trust or the Depositor;

      (e) the Trust becomes subject to regulation by the SEC as an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

      (f) any draw is made under the Policy which remains unreimbursed for 90 days;

      (g) the Trust loses its status as one or more REMICs and such loss in status results in the imposition of an entity level tax on the Trust; or

      (h) the rights and obligations of the Servicer under this Agreement are terminated by the Insurer following an Insurance Agreement Event of Default or an Event of Servicer Termination has occurred.

      In the case of any event described in clauses (a), (b), (e), (f), (g) or
(h) above, a Rapid Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in this Agreement, the Insurer, or if any Insurer Default has occurred and is continuing, the Indenture Trustee or Holders holding Notes evidencing more than 50% of the Note Principal Amount of the Controlling Class Notes, by written notice to the Trust, the Insurer, the Seller and the Servicer (and to the Indenture Trustee, if given by the Noteholders or the Insurer) declare that a Rapid Amortization Event has occurred as of the date of such notice.

      If a Rapid Amortization Event occurs due to the occurrence of an event described in either clause (c) or (d) above, a Rapid Amortization Event will automatically occur.

      The Indenture Trustee or the Servicer will be obligated to provide notice to the Insurer of the occurrence of a Rapid Amortization Event.

      Following the occurrence of a Rapid Amortization Trigger Event, the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) shall have the right to direct the Indenture Trustee, and the Indenture Trustee or its designated agent shall have the right if an Insurer Default has occurred and is continuing, to sell, dispose of or otherwise liquidate the Collateral with respect to the Mortgage Loans in a commercially reasonable manner and on commercially reasonable terms.

      With respect to the Notes, the net proceeds of such sale will be paid

            (i) first, pro rata to the Indenture Trustee, the Indenture Trustee Expense Amount (without regard to the caps included in the definition of Indenture Trustee Expense Amount) and to the Owner Trustee any unpaid fees due and owing to it,

            (ii) second, the Floating Allocation Percentage of any remaining sale proceeds, to the Holders of the Class A Notes, insofar as may be necessary to reduce the Note Principal Amount of such Class, together with all accrued and unpaid interest due thereon, to zero,

            (iii) third, the Floating Allocation Percentage of any remaining sale proceeds, to reimburse the Insurer to the extent of unreimbursed draws under the Policy and other amounts owing to the Insurer, including the Premium Amount,

            (iv) fourth, the Floating Allocation Percentage of any remaining sale proceeds, to the Holders of the Class M1 and Class M2 Notes sequentially in that order, pro rata within each Class based on Note Principal Amounts, insofar as may be necessary to reduce the Note Principal Amount of each such Class, together with all accrued and unpaid interest due thereon, to zero,

            (v) fifth, pro rata to the Indenture Trustee and the Owner Trustee, any unreimbursed expenses due and owing to them, and

            (vi) sixth, to the Owner Trustee, for deposit into the Certificate Account and distribution to the Certificateholders as set forth in Section
      3.11 of the Trust Agreement.

      In addition to the consequences of a Rapid Amortization Event discussed above, if the Seller, the Depositor or the Servicer or any other their respective affiliates voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of such entity, on the day of any such filing or appointment with respect to (i) the Seller, or any of its Subsidiaries or Affiliates, no further Additional Balances will be transferred to the Issuer and the Seller, the Depositor or the Servicer, as applicable, will promptly give notice of any such filing or appointment to the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer),
(ii) the Servicer or any of its Subsidiaries or Affiliates, no further Additional Balances relating to Mortgage Loans serviced by such Servicer will be transferred to the Issuer and such Servicer will promptly give notice to the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) of any such filing or appointment and (iii) the Depositor or any of its Subsidiaries or Affiliates, the Depositor will promptly give notice of any such filing or appointment to the Indenture Trustee. Within 15 days, the Indenture Trustee shall notify the Holders of the Notes of the occurrence of such event.

      Upon the occurrence of a Rapid Amortization Trigger Event, the Seller shall only receive payments in respect of the purchase price for any Additional Balance from the Reserve Account, funded by the Holder of the Class L Certificate. The Holder of the Class L Certificate will be reimbursed for such payments to the extent of available funds distributed on the Class L Certificate.

      Section 5.09 Indenture Trustee Fees and Indemnification Expenses. The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date. The Indenture Trustee also shall be entitled to receive payment of all expenses and indemnities due to it pursuant to Section 9.03.

                                  ARTICLE VI.

                   THE SELLER, THE SERVICER AND THE DEPOSITOR

      Section 6.01 Liability of the Seller, the Servicer and the Depositor. The Seller, the Depositor and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller, the Depositor or Servicer, as the case may be, herein.

      Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Seller, the Servicer or the Depositor. Any corporation into which the Seller, the Servicer or the Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller, the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of a Seller, the Servicer or the Depositor shall be the successor of the Seller, the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 7.02 with respect to the qualifications of a successor Servicer, and such merger, conversion or consolidation could not be reasonably expected to result in a Material Adverse Change with respect to the Servicer, unless approved by the Insurer (which approval shall not be unreasonably withheld).

      Section 6.03 Limitation on Liability of the Seller, the Depositor, the Servicer and Others. None of the Seller, the Depositor or the Servicer nor any of the directors or officers or employees or agents of the Seller, the Depositor or the Servicer shall be under any liability to the Trust, the Noteholders or the Certificateholders for any action taken or for refraining from the taking of any action by the Seller, the Depositor or the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller, the Depositor or the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Seller, the Depositor or the Servicer or by reason of its reckless disregard of its obligations and duties of the Seller, the Depositor or the Servicer hereunder; provided, further, that this provision shall not be construed to entitle the Seller, the Depositor or the Servicer to indemnity in the event that amounts advanced by the Seller, the Depositor or the

Servicer to retire any senior lien exceed Net Recoveries realized with respect to the related Mortgage Loan. The Seller, the Depositor or the Servicer and any director or officer or employee or agent of the Seller, the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller, the Depositor or the Servicer and any director or officer or employee or agent of the Seller, the Depositor or the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder; and such amounts shall be payable only pursuant to Section 5.01. None of the Seller, the Depositor or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, the Seller, the Depositor or the Servicer may with the consent of the Insurer (which consent shall not be unreasonably withheld) undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Class A Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor only pursuant to Section 5.01. The Servicer's right to indemnity or reimbursement pursuant to this Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 below with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

      Section 6.04 Servicer Not to Resign. Subject to the provisions of Section
6.02 above, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer in writing and such proposed successor servicer is reasonably acceptable to the Indenture Trustee; (b) each Rating Agency shall have delivered a letter to the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Notes without regard to the Policy; and (c) such proposed successor servicer is reasonably acceptable to the Insurer, as evidenced by a letter to the Indenture Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with Section 7.02 below. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 below as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Insurer.

      Section 6.05 Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01 herein. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04 above. The Servicer shall provide the Insurer and the Indenture Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's Affiliates or their respective successors and assigns (provided that the Servicer may retain agents and contractors in accordance with Acceptable Servicing Practices), and the Insurer shall have consented to the appointment of any Subservicer to the extent required by Section 3.01 hereof.

      Section 6.06 Indemnification of the Trust by the Servicer. The Servicer shall indemnify and hold harmless the Trust, the Indenture Trustee and the Insurer and its officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's willful misfeasance, bad faith or gross negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of, counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Servicer's misfeasance, bad faith or gross negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section 6.06 shall survive termination of the Agreement or the earlier of the resignation or removal of the Indenture Trustee.

                                  ARTICLE VII.

                              SERVICER TERMINATION

      Section 7.01 Events of Servicer Termination.

      (a) If any one of the following events (each, an "Event of Servicer Termination") shall occur and be continuing:

            (i) Any failure by the Servicer to furnish to the Indenture Trustee the Mortgage Loan data sufficient to prepare the reports described in Sections 3.19 or 5.03 which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) and, if (i) the Class A Notes are no longer Outstanding and no amounts remain due and owing to the Insurer or (ii) an Insurer Default has occurred and is continuing, by Holders of not less than 25% of the Note Principal Amount of the Controlling Class Notes; or

            (ii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Majority Securityholders or the Insurer; or

            (iii) The Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

            (iv) The Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (v) The Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified herein; or

            (vi) If a representation or warranty set forth in Section 2.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Securityholders or the Insurer, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Servicer by the Indenture Trustee, or to the Servicer and the Indenture Trustee by the Controlling Party; or

            (vii) A sale or pledge of any of the rights of the Servicer hereunder or an assignment of this Agreement by the Servicer or a delegation of the rights or duties of the Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Controlling Party; or

            (viii) After receipt of notice from the Indenture Trustee, any failure of the Servicer to remit to the Indenture Trustee any payment required to be made to the Indenture Trustee for the benefit of Noteholders and the Certificateholders or to the Insurer under the terms of this Agreement on any Servicer Remittance Date which failure continues unremedied for a period of two (2) Business Days after the date upon which notice of such failure shall have been given to the Servicer by the Indenture Trustee or the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing).

      If an Event of Servicer Termination described in clauses (i) through
(viii) of this Section 7.01 shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Servicer Termination shall not have been remedied within any period of time prescribed by this Section 7.01, the Indenture Trustee, by notice in writing to the Servicer may, with the consent of the Insurer, and shall at the direction of the Insurer (or if an Insurer Default has occurred and is continuing, at the direction of the Noteholders evidencing not less than 66-2/3% of the aggregate Note Principal Amount of the Controlling Class Notes), terminate all of the rights and obligations of the Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.

      On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer, and only in its capacity as Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under the terms of this Agreement; and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the defaulting Servicer's responsibilities and rights hereunder as Servicer including, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Indenture Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Indenture Trustee or its designee to assume the defaulting Servicer's functions hereunder and the transfer to the Indenture Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Servicer in the Collection Account maintained by such defaulting Servicer and any other account or fund maintained with respect to the Securities or thereafter received with respect to the Mortgage Loans. The Servicer being terminated shall bear all costs of a servicing transfer, including but not limited to those of the Indenture Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

      Notwithstanding any termination of the Servicer hereunder, the Servicer shall be entitled to receive, on a first in-first out basis, out of any late collection of a Monthly Payment on a Mortgage Loan that was due prior to the notice terminating the Servicer's rights and obligations as the Servicer hereunder and received after such notice, that portion of the Servicing Fee thereof or any unreimbursed Servicing Advance made by the terminated Servicer relating to such Mortgage Loan; provided however such right of reimbursement shall be net of any amounts owed to the terminated Servicer and required to be reimbursed pursuant to Section 3.10(f) hereof.

      (b) In addition, upon the occurrence of any Insurance Agreement Event of Default, as defined herein, and upon the direction of the Insurer in connection therewith, the Indenture Trustee shall terminate the rights and responsibilities of the Servicer hereunder and shall appoint a successor Servicer in accordance with the provisions of Section 7.02.

      Section 7.02 Indenture Trustee to Act; Appointment of Successor.

      (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or resigns pursuant to 6.04 herein, the Indenture Trustee or a previously agreed upon successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall appoint or petition a court of competent jurisdiction to appoint, or the Insurer can direct the Indenture Trustee to appoint or petition a court of competent jurisdiction for the appointment of, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer shall be acceptable to the Insurer, as evidenced by the Insurer's prior written consent (which consent shall not be unreasonably withheld); and provided, further, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. Notwithstanding anything herein to the contrary, in no event shall the Indenture Trustee be held liable for any Servicing Fee or for any differential in the amount necessary to induce any successor servicer to act as successor servicer under this Agreement and the transactions set forth or provided for therein. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to
Section 3.09 herein (or such lesser compensation as the Indenture Trustee and such successor may agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under any insurance policy obtained and maintained pursuant to Section 3.05 herein or to indemnify the Trust and the Indenture Trustee pursuant to Section 6.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Trust, and (ii) maintain in force an insurance policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer maintained as of the date hereof, as the same may have been increased from time to time. No successor servicer shall have the right to retain and commingle payments on, and collections in respect of, the Mortgage Loans with its own funds pursuant to Section 3.02(c) unless (i) consented to in writing by the Insurer and (ii) such commingling will not result in a downgrade, qualification or withdrawal of the then current ratings of the Notes, without regard to the Policy, as evidenced in writing by each Rating Agency.

      Section 7.03 Waiver of Defaults. While the Class A Notes are outstanding, the Insurer or the Majority Securityholders with the consent of the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) may by written notice to the Indenture Trustee, on behalf of such Class A Noteholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII, provided, however, that the Insurer and the Majority Securityholders may not waive a default in making a required payment on a Note without the consent of 100% of the Holders of such Notes. Upon any waiver of a past default, such default shall cease to exist and any Event of Servicer Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies.

      Once the Class A Notes are no longer outstanding and no Reimbursement Amounts are then due and owing to the Insurer and no Insurer Default has occurred and is continuing, the Majority Securityholders may by written notice to the Indenture Trustee, on behalf of all Noteholders of such Class, waive any events permitting removal of the Servicer as servicer pursuant to this Article
VII. Upon any waiver of a past default, such default shall cease to exist and any Event of Servicer Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies.

      Section 7.04 Notification to Noteholders. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VII or
Section 6.04 above, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register, the Insurer and each Rating Agency.

                                 ARTICLE VIII.

                                  TERMINATION

      Section 8.01 Termination.

      (a) The respective obligations and responsibilities of the Seller, the Servicer, the Depositor and the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make certain payments to the Noteholders and distributions to the Certificateholders after the Final Scheduled Payment Date, the indemnity obligations of the Servicer and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust; (ii) the optional purchase by the Servicer of the Mortgage Loans as described below and (iii) the Final Scheduled Payment Date.

      (b) On any Payment Date on which the Note Principal Amount, prior to giving effect to payments on such date, is less than or equal to 10% of the aggregate Initial Note Principal Amount (such date, the "Optional Redemption Date"), the Servicer may, at its option, terminate this Agreement, subject to
(i) the consent of the Insurer if such termination will cause a draw on the Policy and (ii) no Reimbursement Amounts remaining due to the Insurer under the Insurance Agreement, by purchasing, on such Payment Date, all of the outstanding Mortgage Loans and all other property remaining in the Trust. The purchase price will equal the Optional Redemption Price.

      In connection with any such purchase pursuant to the preceding paragraph, the Servicer shall deposit in the Payment Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.03), which deposit shall be deemed to have occurred immediately preceding such purchase.

      Any such purchase shall be accomplished by deposit into the Payment Account on the Determination Date before such Payment Date of the Optional Redemption Price.

      (c) Notice of any termination, specifying the Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee for payment of the final payment and cancellation, shall be given promptly by the Indenture Trustee (upon receipt of written directions from the Servicer, if the Servicer is exercising its right to purchase the Mortgage Loans, given not later than the first day of the month preceding the month of such final payment) to the Insurer and to the Servicer by letter to such parties not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final payment specifying (i) the Payment Date upon which final payment on the Notes will be made upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein specified.

      (d) Upon presentation and surrender of the Notes and the Certificates, the Indenture Trustee shall cause to be paid to the Holders of the Notes and the Certificates on the Payment Date for such final payment, in proportion to the Percentage Interests and to the extent that funds are available for such purpose, an amount equal to the amount required to be paid to the Noteholders and the Certificateholders in the order of priority specified in and otherwise pursuant to Section 5.01 for such Payment Date. On the final Payment Date, all amounts on deposit in the Payment Account shall be applied in accordance with Sections 5.01(a) and (b).

      (e) In the event that all of the Noteholders and the Certificateholders shall not surrender their Notes or Certificates for final payment and cancellation on or before such final Payment Date, the Indenture Trustee shall promptly following such date cause all funds in the Payment Account not paid or distributed in final payment to such Noteholder or Certificateholders to be withdrawn therefrom and credited to the remaining Noteholders or Certificateholders by depositing such funds in a separate non-interest bearing trust account (which funds shall be held uninvested) for the benefit of such Noteholders or Certificateholders and the Servicer (if the Servicer has exercised its right to purchase the Mortgage Loans) or the Indenture Trustee (in any other case) shall give a second written notice to the remaining Noteholders or Certificateholders to surrender their Notes or Certificates for cancellation and receive the final payment with respect thereto.

      (f) Upon payment of all amounts owed under the Policy and cancellation of the Class A Notes, the Indenture Trustee shall provide the Insurer notice of cancellation of the Class A Notes and surrender the Policy to the Insurer.

                                  ARTICLE IX.

                             THE INDENTURE TRUSTEE

      Section 9.01 Indenture Trustee Not Liable for the Notes or Mortgage Loans. The recitals contained herein and in the Notes shall be taken as the statements of the Servicer and the Seller, as the case may be, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Notes or of any Mortgage Loan or related document, other than with respect to the Indenture Trustee's execution and authentication of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Servicer of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.

      Except as provided in Section 2.01(e) and 2.01(l), the Indenture Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Indenture Trustee shall have become the successor Servicer).

      The Indenture Trustee executes the Notes not in its individual capacity but solely as Indenture Trustee of the Trust created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Indenture Trustee on behalf of the Trust in the Notes is made and intended not as a personal undertaking or agreement by the Indenture Trustee but is made and intended for the purpose of binding only the Trust.

      Notwithstanding anything to the contrary herein, in connection with its activities provided for in this Agreement, the Indenture Trustee shall be entitled to the same rights, protections, immunities and indemnities afforded to it under the terms of the Indenture.

      Section 9.02 Indenture Trustee May Own Notes. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of any Class of Notes and may transact business with the Seller, the Servicer and their affiliates, with the same rights as it would have if it were not the Indenture Trustee.

      Section 9.03 Indenture Trustee's Fees and Expenses. Subject to the side letter, dated September 29, 2006, among the Indenture Trustee, the Seller and the Servicer, the Indenture Trustee Fee shall be paid to the Indenture Trustee, as compensation for its activities hereunder, pursuant to Section 5.01. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Seller and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred in connection with any claim or legal action relating to (a) this Agreement or the Insurance and Indemnity Agreement, (b) the Notes, or (c) the performance of any of the Indenture Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Indenture Trustee's duties hereunder or incurred by reason of any action of the Indenture Trustee taken at the direction of the Insurer or (i) if the Notes are no longer Outstanding and no Reimbursement Amounts remain due and owing to the Insurer or (ii) an Insurer Default has occurred and is continuing, the Noteholders. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Indenture Trustee hereunder. Without limiting the foregoing, the Seller covenants and agrees, and except for any such expense, disbursement or advance as may arise from the Indenture Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Indenture Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Notes, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Indenture Trustee, to the extent that the Indenture Trustee must engage such persons to perform acts or services hereunder, (C) printing and engraving expenses in connection with preparing any Definitive Notes and (D) any other reasonable expenses incurred other than in the ordinary course of its business by the Indenture Trustee in connection with its duties hereunder. Except as otherwise provided herein, the Indenture Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Indenture Trustee in the ordinary course of its duties as Indenture Trustee hereunder or for any other expenses.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

      Section 10.01 Amendment

      (a) This Agreement may be amended from time to time by the Depositor, the Issuer, the Servicer, the Indenture Trustee and the Holder of the Certificates, without notice to or the consent of any of the Holders of the Notes but, so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing) with the consent of the Insurer, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuer or this Agreement in any Prospectus or Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or in any other Transaction Document, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code, ERISA and their related regulations. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust) and addressed to the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer), adversely affect the tax status of the REMICs created by the Trust Agreement, nor shall such amendment adversely affect in any material respect the interests of any Holder or adversely affect the Insurer without the consent of the Insurer. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Indenture Trustee may require an Opinion of Counsel which shall also be addressed to the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder and the opinion to such effect will not be required to be given, if the Indenture Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Notes without taking into account the Policy.

      (b) This Agreement may also be amended from time to time by the Depositor, the Issuer, the Servicer and the Indenture Trustee with the consent of the Holders of not less than 66-2/3% of the Note Principal Amount of each Class of Notes, the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) and of the Holders of not less than 66-2/3% of the Class Principal Balance of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Indenture Trustee and the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer) receive an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust), to the effect that such amendment will now adversely affect the tax status of the REMICs created by the Trust Agreement; provided, further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Class of Securities or the Insurer, without the consent of the Holders of such Class or the Insurer (so long as the Class A Notes are Outstanding or Reimbursement Amounts remain due and owing to the Insurer) or (ii) reduce the aforesaid percentages of Note Principal Amount of Notes or Class Principal Balance of Certificates, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Note Principal Amount of the Notes and 100% of the Class Principal Balance of the Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of Book-Entry Notes, the related Note Owners.

      (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Holder, the Insurer (so long as the Class A Notes are Outstanding or any Reimbursement Amounts remain due and owing to the Insurer and no Insurer Default has occurred and is continuing), the Depositor and to each Rating Agency.

      (d) It shall not be necessary for the consent of Holders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

      Section 10.02 Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Servicer's expense on direction of the Indenture Trustee acting at the direction of the Controlling Party, but only when accompanied by an opinion of counsel delivered by counsel to the Controlling Party to the effect that such recordation materially and beneficially affects the interests of the Class A Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

      Section 10.03 Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

      Section 10.04 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS
LAW).

      Section 10.05 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Seller, the Depositor and the Servicer, c/o IndyMac Bank, F.S.B., 3465 East Foothill Boulevard, Pasadena, California 91101, Attention: Treasurer, (ii) in the case of the Indenture Trustee or the Trust, at the Corporate Trust Office, (iii) in the case of the Insurer, XL Capital Assurance Inc., 1221 Avenue of the Americas, New York, New York 10021-1001, Attention: Surveillance, (iv) in the case of Moody's, 99 Church Street, 6th Floor, New York, New York 10007 Attention: Residential Mortgage Monitoring, (v) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041, (vi) in the case of the Noteholders, as set forth in the Note Register, and (vii) in the case of the Certificateholders, as set forth in the Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders and the Certificateholders shall be effective upon mailing or personal delivery.

      Section 10.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

      Section 10.07 No Partnership. Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

      Section 10.08 Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

      Section 10.09 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Servicer, the Seller, the Depositor, the Trust, the Indenture Trustee, the Noteholders and the Certificateholders and their respective successors and permitted assigns. The Insurer is an express third party beneficiary of this Agreement.

      Section 10.10 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      Section 10.11 Reports to Rating Agencies. The Indenture Trustee shall provide to each Rating Agency, upon request, copies of statements, reports and notices, to the extent received or prepared by the Servicer hereunder, as follows:

            (i) copies of amendments to this Agreement;

            (ii) notice of any substitution or repurchase of any Mortgage Loans;

            (iii) notice of any termination, replacement, succession, merger or consolidation of either the Servicer or the Trust;

            (iv) notice of final payment on any Class of Note;

            (v) notice of any Event of Servicer Termination;

            (vi) copies of the annual independent auditor's report delivered pursuant to Section 3.11 herein, and copies of any compliance reports delivered by the Servicer hereunder pursuant to Section 3.10 herein; and

            (vii) via access to the Indenture Trustee's website, copies of any Statement to Noteholders pursuant to Section 5.03 herein.

      Section 10.12 Inconsistencies Among Transaction Documents. In the event certain provisions of a Transaction Document conflict with the provisions of this Sale and Servicing Agreement, the parties hereto agree that the provisions of this Sale and Servicing Agreement shall be controlling.

      Section 10.13 Rights of the Insurer to Exercise Rights of Class A Noteholders. By accepting its Class A Note, each Class A Noteholder agrees that unless an Insurer Default exists, the Insurer shall have the right to exercise all rights of the Class A Noteholders as specified under this Agreement as if it were a party hereto without any further consent of the Class A Noteholders. Any right conferred to the Insurer hereunder shall be suspended and shall run to the benefit of the Class A Noteholders during any period in which there exists an Insurer Default.

      Section 10.14 Enforceability Rights of the Indenture Trustee. All rights conferred and remedies made available to the Indenture Trustee under this Agreement may be exercised and enforced by the Controlling Party.

      Section 10.15 Matters Regarding the Trust. The Trust's power and authority to effect transactions shall be limited to such transactions specifically provided for in this Agreement or the Transaction Documents.

      Section 10.16 Reports to Insurer. The Seller, the Servicer and the Indenture Trustee, as applicable, shall provide copies to the Insurer of all statements, reports and notices delivered under this agreement to any other party hereto, any Rating Agency or any Noteholder.

      Section 10.17 Matters Regarding the Indenture Trustee. It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally, but solely as Indenture Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank National Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents. The Indenture Trustee shall be entitled to the same rights, protections, immunities and indemnities afforded to it under the Indenture and the Administration Agreement.

      Section 10.18 Limitation of Owner Trustee Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the following have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

                 INDYMAC MBS, INC., as Depositor

                 By:   /s/ Jill Jacobson
                    --------------------------------------------------
                 Name:  Jill Jacobson
                 Title: Vice President

                 DEUTSCHE BANK NATIONAL TRUST COMPANY,
                 not in its individual capacity, but solely as Indenture Trustee

                 By:   /s/ Amy Stoddard
                    --------------------------------------------------
                 Name:  Amy Stoddard
                 Title: Authorized Signer

                 INDYMAC BANK, F.S.B.,
                 as Servicer and Seller

                 By:   /s/ Jill Jacobson
                    --------------------------------------------------
                 Name:  Jill Jacobson
                 Title: Vice President

                 INDYMAC HOME EQUITY MORTGAGE LOAN
                 ASSET-BACKED TRUST, SERIES 2006-H3,
                 as the Trust

                 By: Wilmington Trust Company,
                     not in its individual capacity
                     but solely as Owner Trustee

                 By:   /s/ Patricia A. Evans
                    --------------------------------------------------
                 Name:  Patricia A. Evans
                 Title: Vice President

                                               IndyMac Home Equity Mortgage Loan
                                              Asset-Backed Trust, Series 2006-H3
                                                    Sale and Servicing Agreement

STATE OF CALIFORNIA        )

                           ) ss.:

COUNTY OF LOS ANGELES      )

      BEFORE ME, on September 29, 2006, the undersigned authority, a Notary Public, on this day personally appeared Jill Jacobson, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said IndyMac MBS, Inc., as Depositor, and that he/she executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

                                               /s/ Evan Fitzsimon
                                             -----------------------------------
                                             Notary Public, State of California

                                               IndyMac Home Equity Mortgage Loan
                                              Asset-Backed Trust, Series 2006-H3
                                                    Sale and Servicing Agreement

STATE OF CALIFORNIA        )

                           ) ss.:

COUNTY OF ORANGE           )

      BEFORE ME, on September 21, 2006, the undersigned authority, a Notary Public, on this day personally appeared Amy Stoddard, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Deutsche Bank National Trust Company, as Indenture Trustee of IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, and that he/she executed the same as the act of such national banking association for the purposes and consideration therein expressed, and in the capacity therein stated.

                                               /s/ Nadia Nguyen
                                             -----------------------------------
                                             Notary Public, State of California

                                               IndyMac Home Equity Mortgage Loan
                                              Asset-Backed Trust, Series 2006-H3
                                                    Sale and Servicing Agreement

STATE OF CALIFORNIA        )

                           ) ss.:

COUNTY OF LOS ANGELES      )

      BEFORE ME, on September 29, 2006, the undersigned authority, a Notary Public, on this day personally appeared Jill Jacobson, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said IndyMac Bank, F.S.B., as Seller and Servicer, and that he/she executed the same as the act of such federal savings bank for the purposes and consideration therein expressed, and in the capacity therein stated.

                                               /s/ Evan Fitzsimon
                                             -----------------------------------
                                             Notary Public, State of California

                                               IndyMac Home Equity Mortgage Loan
                                              Asset-Backed Trust, Series 2006-H3
                                                    Sale and Servicing Agreement

STATE OF DELAWARE          )

                           ) ss.:

COUNTY OF NEW CASTLE       )

      BEFORE ME, on September 21, 2006, the undersigned authority, a Notary Public, on this day personally appeared Patricia A. Evans, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Wilmington Trust Company, not in its individual capacity but solely as owner trustee, and that he/she executed the same as the act of such Delaware banking corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

                                               /s/ Bethany J. Taylor
                                             ----------------------------------
                                             Notary Public, State of Delaware

                                               IndyMac Home Equity Mortgage Loan
                                              Asset-Backed Trust, Series 2006-H3
                                                    Sale and Servicing Agreement

                                                                       EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                        [On file with Indenture Trustee]

                                                                       EXHIBIT B

                           LIST OF SERVICING OFFICERS

To: Deutsche Bank National Trust Company

                    AUTHORIZED SERVICING OFFICER CERTIFICATE

      Listed below are those individuals authorized to provide Deutsche Bank National Trust Company with written instructions relating to the IndyMac Home Equity Mortgage Loan Asset Backed Trust, Series 2006-H3 transaction. Deutsche Bank National Trust Company is Indenture Trustee for this transaction.

     Name                      Title                      Specimen Signature
---------------       -------------------------       -------------------------

Gary Clark            _________________________       _________________________

Tara Hatanaka         _________________________       _________________________

Athena Chan           _________________________       _________________________

Barbara Perez         _________________________       _________________________

Robert Abramian       _________________________       _________________________

Nilesh Patel          _________________________       _________________________

Tom Kucera            _________________________       _________________________

Jesse Acosta          _________________________       _________________________

Carla Wise            _________________________       _________________________

Emily Gillula         _________________________       _________________________

Yvette Gilmore        _________________________       _________________________

                                                  By:__________________________
                                                  Name:
                                                  Title:
                                                  Date:

                                    EXHIBIT C

                      FORM OF ANNUAL OFFICER'S CERTIFICATE

                              INDYMAC BANK, F.S.B.

              INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST,
                                 SERIES 2006-H3

      The undersigned, a duly authorized representative of IndyMac Bank, F.S.B. ("IndyMac Bank"), pursuant to the Sale and Servicing Agreement dated as of September 14, 2006 (the "Agreement"), among IndyMac MBS, Inc., a Delaware corporation, as depositor, IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3 (the "Trust"), IndyMac Bank, F.S.B., a federally chartered bank, as seller and servicer (in such capacity, the "Seller" and "Servicer"), and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee on behalf of the Class A Noteholders (in such capacity, the "Indenture Trustee"), does hereby certify that:

      IndyMac Bank is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

      1. The undersigned is a Servicing Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Indenture Trustee.

      2. A review of the activities of the Servicer during the twelve months [or such shorter period in the year after the Closing Date] ended [DATE], and of its performance under the Agreement, was conducted under my supervision.

      3. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout the twelve months [or such shorter period in the year after the Closing Date] ended [DATE], and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

      4. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the twelve months [or such shorter period in the year after the Closing Date] ended [DATE], which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default.

      IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this _____ day of __________ 200___.

                                                  INDYMAC BANK, F.S.B.
                                                  as Servicer

                                                  By:__________________________
                                                     [Name]:
                                                     [Title]:

                                                                       EXHIBIT D

                             FORM OF ADVANCE NOTICE

                                              ___________________

                                                      Date

      [Addressed to Holder of the Class L Certificates]

      In connection with that certain Sale and Servicing Agreement dated as of September 14, 2006 by and among IndyMac MBS, Inc., as Depositor, Deutsche Bank National Trust Company, as Indenture Trustee, IndyMac Bank, F.S.B, as Seller and Servicer, and IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer (the "Sale and Servicing Agreement"), the undersigned Servicer hereby requests that you make an advance to the Trust in the amount of $___________ (such amount to be deposited into the Reserve Account) no later than the date two Business Days prior to the next Payment Date in accordance with Section 2.01(d) of the Sale and Servicing Agreement, in respect of the following Draw[s]:

      Loan no.:

      Date of Draw:

      Amount of Draw:

      Loan no.:

      Date of Draw:

      Amount of Draw:

            Total amount of Draws:

            Amount of total covered by Principal Collections:

      Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement.

                                        INDYMAC BANK, F.S.B.
                                        as Servicer

                                        By:_____________________________
                                           Name:
                                           Title:

cc:   Deutsche Bank National Trust Company
      1761 East St. Andrew Place
      Santa Ana, California 92705-4934

                                                                       EXHIBIT E

                              FORM OF MORTGAGE NOTE

                             [On file with Servicer]

                                                                       EXHIBIT F

                                FORM OF MORTGAGE

                             [On file with Servicer]

                                                                       EXHIBIT G

                             SPECIMEN OF THE POLICY

                                 (See attached)

                                                                       EXHIBIT H

                           FORM OF LOST NOTE AFFIDAVIT

                          AFFIDAVIT OF LOST CERTIFICATE

      STATE OF                      )

                                    ) ss.:

      COUNTY OF                     )

      (name)                 , (address)                  , being duly sworn,
deposes and says:

            1. that he is a ____________________ of assignor

            2. that (assignor) is the owner and holder of a (type of mortgage) loan in the present principal amount of ____________________ securing the premises known as (premises);

            3. (a) that (assignor), after having conducted a diligent investigation in its records and files, has been unable to locate the following original certificate and believes that said original certificate has been lost, misfiled, misplaced or destroyed due to a clerical error:

               a certificate in the original sum of ____________________________ made by ____________________, to ____________________, under date of
      ____________________;

               (b) this affidavit is being delivered simultaneously with a copy of the original certificate listed above;

            4. that said certificate and the related mortgage have not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of;

            5. that no other person, firm, corporation or other entity has any right, title, interest or claim in said certificate except (assignor);

            6. that it is the intention and understanding of (assignor) to the right, title and interest in the said assign certificate and mortgage to __________________________;

            7. that (assignor) covenants and agrees (a) promptly to deliver to (assignee) the original certificate if it is subsequently found, and (b) to indemnify and hold harmless (assignee) and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of (assignor's) failure to deliver said original certificate to (assignee);

            8. that this Affidavit is made to induce __________________________ to accept an assignment of the certificate and mortgage described herein.

                                        ___________________________

                                        Name:

                                        Title:

      Sworn to before me this

____ day of ____________, ____________

                                                                       EXHIBIT I

                           FORM OF REQUEST FOR RELEASE

                                                                          [DATE]

Deutsche Bank National Trust Company
1761 E. St Andrew Place
Santa Ana, CA 92705

      Attention:

      Re:   IndyMac Residential Asset-Backed Notes, Series 2006-H3

      Gentlemen:

      In connection with the administration of the Mortgage Loans held by you as Indenture Trustee under the Sale and Servicing Agreement dated as of September 14, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and you, as Indenture Trustee (the "Sale and Servicing Agreement"), we hereby request a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

      Loan No.:

      Reason for requesting file:

______      1.    Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Sale and Servicing Agreement have been so deposited).

______      2.    The Mortgage Loan is being foreclosed.

______      3.    The Mortgage Loan is being re financed by another depository institution. (The Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Sale and Servicing Agreement have been so deposited).

______      4.    Other (Describe).

      The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Sale and Servicing Agreement and will promptly be returned to the Indenture Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan has been liquidated.

      Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement.

                                        INDYMAC BANK, F.S.B.
                                        as Servicer

                                        By:_____________________________
                                        Name:
                                        Title:  Servicing Officer

                                                                       EXHIBIT J

                          FORM OF INITIAL CERTIFICATION

                              INITIAL CERTIFICATION

                              September [__], 2006

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10021-1001

IndyMac MBS, Inc.
155 North Lake Avenue
Pasadena, CA 91101

IndyMac Bank, F.S.B.
155 North Lake Avenue
Pasadena, CA 91101

      Re: Sale and Servicing Agreement between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as seller and as servicer, and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee")

Gentlemen:

            In accordance with Section 2.01(g) of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Trustee, hereby certifies that, as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), the original Mortgage Note, endorsed in blank, or a copy of such original Mortgage Note with an accompanying Lost Certificate Affidavit, is in its possession.

            The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The undersigned makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on either Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

                                             Very truly yours,

                                             DEUTSCHE BANK NATIONAL
                                             TRUST COMPANY,
                                             as Indenture Trustee

                                             By:_____________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT K

                          FORM OF INTERIM CERTIFICATION

                              INTERIM CERTIFICATION

                                     [Date]

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10021-1001

IndyMac MBS, Inc.
155 North Lake Avenue
Pasadena, CA 91101

IndyMac Bank, F.S.B.
155 North Lake Avenue
Pasadena, CA 91101

      Re: Sale and Servicing Agreement between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as seller and as servicer, and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee")

Gentlemen:

            In accordance with Section 2.01(g) of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Trustee, hereby certifies that, as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

                  the original Mortgage Note, endorsed in blank, or a copy of such original Mortgage Note with an accompanying Lost Certificate Affidavit; and

                  the original Assignment of Mortgage, from the Seller either in blank or to "Deutsche Bank National Trust Company, as Indenture Trustee for IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3", which assignment shall be in form and substance acceptable for recording.

            Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan.

            The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The undersigned makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on either Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

                                             Very truly yours,

                                             DEUTSCHE BANK NATIONAL
                                             TRUST COMPANY,
                                             as Indenture Trustee

                                             By:_____________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT L

                           FORM OF FINAL CERTIFICATION

                                     [Date]

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10021-1001

IndyMac MBS, Inc.
155 North Lake Avenue
Pasadena, CA 91101

IndyMac Bank, F.S.B.
155 North Lake Avenue
Pasadena, CA 91101

      Re: Sale and Servicing Agreement among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as seller and servicer, and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee")

Gentlemen:

            In accordance with Section 2.01(i) of the above-captioned Sale and Servicing Agreement (the "Sale and Servicing Agreement"), the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached exception report) it has received:

                  (A) the original Mortgage Note, endorsed in blank, or a copy of such original Mortgage Note with an accompanying Lost Note Affidavit;

                  (B) the original Assignment of Mortgage, from the Seller
            either in blank or to "Deutsche Bank National Trust Company, as Indenture Trustee for IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3", which assignment shall be in form and substance acceptable for recording;

                  (C) the original Mortgage, with evidence of recording thereon, provided that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Indenture Trustee a certified true copy of such original Mortgage so certified by or on behalf of such Seller, together with a certificate by or on behalf of such Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, such Seller shall deliver or cause to be delivered the original recorded Mortgage to the Indenture Trustee promptly upon receipt of the original recorded Mortgage;

                  (D) [reserved];

                  (E) intervening assignments, if any, with evidence of
            recording thereon, provided that if such intervening assignment has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Indenture Trustee a certified true copy of such intervening assignment so certified by or on behalf of such Seller, together with a certificate by or on behalf of such Seller certifying that such intervening assignment has been so delivered to such recording office; in all such instances, such Seller shall deliver or cause to be delivered the original intervening assignment to the Indenture Trustee promptly upon receipt of the original intervening assignment; and

                  (F) with respect to any Subsequent Mortgage Loans, originals of all assumption and modification agreements, if any.

            Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) with respect to Mortgage Loans, the information set forth in the definition of "Mortgage Loan Schedule" in Article I of the Sale and Servicing Agreement other than items (i), (iv), (v), (vi), (viii), (ix), (x),
(xi) and (xii) accurately reflects information set forth in the related Mortgage Files.

            The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. The undersigned makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on either Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the undersigned has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

                                             DEUTSCHE BANK NATIONAL TRUST
                                                COMPANY,
                                                as Indenture Trustee

                                             By:_________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT M

      FORM OF CERTIFICATION TO BE PROVIDED BY THE DEPOSITOR WITH FORM 10-K

            Re:   IndyMac MBS Inc.

                  IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3

            I, [identify the certifying individual], certify that:

            1. I have reviewed this annual report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3 (the "Exchange Act Periodic Reports");

            2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

            3. Based on my knowledge, the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

            4. Based on my knowledge and the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act Periodic Reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s) in all material respects; and;

            5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

            In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Deutsche Bank National Trust Company.

Date: __________________

                                             INDYMAC MBS, INC.,
                                                as Depositor

                                             By:_____________________________
                                             Name:
                                             Title:

                                    EXHIBIT N

                    INDENTURE TRUSTEE'S OFFICER'S CERTIFICATE

            I, ____________________, a duly elected and acting officer of Deutsche Bank National Trust Company (the "Indenture Trustee") hereby certify as follows:

            Reference is hereby made to the Sale and Servicing Agreement dated as of September 14, 2006 (the "Sale and Servicing Agreement") by and among IndyMac Bank, F.S.B., as seller and servicer, IndyMac MBS, Inc., as depositor and Deutsche Bank National Trust Company, as indenture trustee and supplemental interest trustee, pursuant to which was created the IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3 (the "Trust"). Capitalized terms used herein but not defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

            1. I am an authorized officer of the Indenture Trustee and I have reviewed this annual report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3 (the "Exchange Act Periodic Reports");

            2. For purposes of this certificate, "Relevant Information" means the information in the report on assessment of the Indenture Trustee's compliance with the servicing criteria set forth in Item 1122(d) of Reg AB (the "Servicing Assessment"), the registered public accounting firm's attestation provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Reg AB (the "Attestation Report") applicable to the Indenture Trustee and the Statements to Noteholders (excluding information provided, or based on information provided, by the Servicer or any servicer) and those items in Exhibit R attached to the Sale and Servicing Agreement which indicate the
4.03 statement or the Indenture Trustee as the responsible party during the Relevant Year. Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

            3. Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Sale and Servicing Agreement is included in the Statements to Noteholders.

            4. I am responsible for reviewing the activities performed by the Indenture Trustee, as servicer under the Sale and Servicing Agreement during the Relevant Year. Based upon the review required by the Sale and Servicing Agreement and except as disclosed in the Servicing Assessment or Attestation Report, to the best of my knowledge, the Indenture Trustee has fulfilled its obligations under the Sale and Servicing Agreement throughout the Relevant Year. Relevant Year shall mean 200__.

DATED as of _____________, 200____.

                                             By:    _________________________
                                             Name:  _________________________
                                             Title: _________________________

                                    EXHIBIT O

                          ORIGINATORS' APPRAISAL MATRIX

                                 (See attached)

                                                  EXHIBIT P

                                     SERVICING CRITERIA TO BE ADDRESSED
                                         IN ASSESSMENT OF COMPLIANCE

                                                                                            Applicable             Applicable
                                          Servicing Criteria                            Servicing Criteria      Servicing Criteria
----------------   -----------------------------------------------------------------   --------------------   --------------------
   Reference                                   Criteria                                      Servicer           Indenture Trustee
----------------   -----------------------------------------------------------------   --------------------   --------------------
                                     General Servicing Considerations

                   Policies and procedures are instituted to monitor any performance
                   or other triggers and events of default in accordance with the                X                     X
1122(d)(1)(i)      transaction agreements.

                   If any material servicing activities are outsourced to
                   third parties, policies and procedures are instituted to                      X                     X
                   monitor the third party's performance and compliance with
1122(d)(1)(ii)     such servicing activities.

                   Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)    back-up servicer for the pool assets are maintained.

                   A fidelity bond and errors and omissions policy is in
                   effect on the party participating in the servicing function                                        X
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.

                                    Cash Collection and Administration

                   Payments on pool assets are deposited into the appropriate
                   custodial bank accounts and related bank clearing accounts                    X                     X
                   no more than two business days following receipt, or such
1122(d)(2)(i)      other number of days specified in the transaction agreements.

                   Disbursements made via wire transfer on behalf of an obligor or               X                     X
1122(d)(2)(ii)     to an investor are made only by authorized personnel.

                   Advances of funds or guarantees regarding collections,
                   Cashflows or distributions, and any interest or other fees                    X
                   charged for such advances, are made, reviewed and approved
1122(d)(2)(iii)    as specified in the transaction agreements.

                   The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with                                        X
                   respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)     agreements.

                   Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign                     X                     X
1122(d)(2)(v)      financial institution means a foreign financial institution that meets the

                                                                                       Applicable Servicing   Applicable Servicing
                                           Servicing Criteria                                Criteria               Criteria
------------------------------------------------------------------------------------   --------------------   --------------------
   Reference                                   Criteria                                      Servicer           Indenture Trustee
----------------   -----------------------------------------------------------------   --------------------   --------------------
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

                   Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)     access.

                   Reconciliations are prepared on a monthly basis for all
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically accurate; (B)
                   prepared within 30 calendar days after the bank statement
                   cutoff date, or such other number of days specified in the
                   transaction agreements; (C) reviewed and approved by                          X                     X
                   someone other than the person who prepared the
                   reconciliation; and (D) contain explanations for
                   reconciling items. These reconciling items are resolved
                   within 90 calendar days of their original identification,
                   or such other number of days specified in the transaction
1122(d)(2)(vii)    agreements.

                                    Investor Remittances and Reporting

                   Reports to investors, including those to be filed with the
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements. Specifically, such reports (A) are prepared
                   in accordance with timeframes and other terms set forth in
                   the transaction agreements; (B) provide information                                                 X
                   calculated in accordance with the terms specified in the
                   transaction agreements; (C) are filed with the Commission
                   as required by its rules and regulations; and (D) agree
                   with investors' or the trustee's records as to the total
                   unpaid principal balance and number of pool assets serviced
1122(d)(3)(i)      by the servicer.

                   Amounts due to investors are allocated and remitted in
                   accordance with timeframes, distribution priority and other                                         X
1122(d)(3)(ii)     terms set forth in the transaction agreements.

                   Disbursements made to an investor are posted within two business
                   days to the servicer's investor records, or such other number of                                    X
1122(d)(3)(iii)    days specified in the transaction agreements.

                   Amounts remitted to investors per the investor reports agree with
                   cancelled checks, or other form of payment, or custodial bank                                       X
1122(d)(3)(iv)     statements.

                                        Pool Asset Administration

                   Collateral or security pool asset is maintained as required by                                      X
1122(d)(4)(i)      the transaction agreements or related asset pool documents.

                   Pool assets and related documents are safeguarded as required by                                    X
1122(d)(4)(ii)     the transaction agreements

                                                                                       Applicable Servicing   Applicable Servicing
                                          Servicing Criteria                                 Criteria               Criteria
------------------------------------------------------------------------------------   --------------------   --------------------
   Reference                                   Criteria                                      Servicer           Indenture Trustee
----------------   -----------------------------------------------------------------   --------------------   --------------------
                   Any additions, removals or substitutions to the asset pool
                   are made, reviewed and approved in accordance with any conditions             X                     X
1122(d)(4)(iii)    or requirements in the transaction agreements.

                   Payments on pool assets, including any payoffs, made in
                   accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than
                   two business days after receipt, or such other number of                      X
                   days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)     accordance with the related pool asset documents.

                   The servicer's records regarding the pool assets agree with
                   the servicer's records with respect to an obligor's unpaid                    X
1122(d)(4)(v)      principal balance.

                   Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are
                   made, reviewed and approved by authorized personnel in                        X
                   accordance with the transaction agreements and related pool
1122(d)(4)(vi)     asset documents.

                   Loss mitigation or recovery actions (e.g., forbearance
                   plans, modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are                            X
                   initiated, conducted and concluded in accordance with the
                   timeframes or other requirements established by
1122(d)(4)(vii)    the transaction agreements.

                   Records documenting collection efforts are maintained
                   during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are
                   maintained on at least a monthly basis, or such other
                   period specified in the transaction agreements, and
                   describe the entity's activities in monitoring delinquent
                   pool assets including, for example, phone calls, letters
                   and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)   is deemed temporary (e.g., illness or unemployment).

                   Adjustments to interest rates or rates of return for pool
                   assets with variable rates are computed based on the                          X
1122(d)(4)(ix)     related pool asset documents.

                   Regarding any funds held in trust for an obligor (such as
                   escrow accounts): (A) such funds are analyzed, in
                   accordance with the obligor's pool asset documents, on at
                   least an annual basis, or such other period specified in
                   the transaction agreements; (B) interest on such funds is
                   paid, or credited, to obligors in accordance with
                   applicable pool asset documents and state laws; and (C)
                   such funds are returned to the obligor within 30 calendar
                   days of full repayment of the related pool asset, or such
1122(d)(4)(x)      other number of days specified in the transaction agreements.

                   Payments made on behalf of an obligor (such as tax or
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided
                   that such support has been received by the servicer at
                   least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)     other number of days specified in the transaction agreements.

                                                                                            Applicable             Applicable
                                          Servicing Criteria                            Servicing Criteria      Servicing Criteria
------------------------------------------------------------------------------------   --------------------   --------------------
   Reference                                   Criteria                                      Servicer           Indenture Trustee
----------------   -----------------------------------------------------------------   --------------------   --------------------
                   Any late payment penalties in connection with any payment
                   to be made on behalf of an obligor are paid from the
                   servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)    late payment was due to the obligor's error or omission.

                   Disbursements made on behalf of an obligor are posted
                   within two business days to the obligor's records
                   maintained by the servicer, or such other number of days
1122(d)(4)(xiii)   specified in the transaction agreements.

                   Delinquencies, charge-offs and uncollectible accounts are
                   recognized and recorded in accordance with the transaction                    X
1122(d)(4)(xiv)    agreements.

                   Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is                                            X
1122(d)(4)(xv)     maintained as set forth in the transaction agreements.

                                    EXHIBIT Q

                        FORM OF STATEMENT TO NOTEHOLDERS

      IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3

                            Statement to Noteholders

LIBOR:                _________             LIBOR Determination Date: _________

Class A Note Rate:    _________             Collection Period for     _________
                                            Mortgage Loans:

Class M1 Note Rate:   _________

Class M2 Note Rate    _________

Interest Period:      ________ - _________  Payment Date:             _________

Number of days in
Interest Period:      _________

I.    Pool Balance:

      A.    Cut-off Date Pool Balance                                 $________

      B.    Cumulative Charge-Off Amounts (including the current
            Collection Period)                                        $________

      C.    Pool Balance at beginning of Collection Period            $________

      D.    Charge-Off Amounts incurred during the related
            Collection Period                                         $________

      E.    Aggregate amount of Principal Collections received
            during the Collection Period                              $________

      F.    Additional Balances (Draws) conveyed to the Trust during
            the related Collection Period                             $________

      G.    Pool Balance at end of Collection Period                  $________

      H.    Number of Mortgage Loans outstanding at beginning of
            related Collection Period                                 _________

      I.    Number of Mortgage Loans outstanding at end of related
            Collection Period                                         _________

II.   Principal Balance of the Notes:

      A.    Initial Class A Note Principal Amount                     $________

      B.    Class A Note Principal Amount at beginning and end of
            Collection Period                                         $________

      C.    Class M1 Note Principal Amount at beginning and end of
            Collection Period                                         $________

      D.    Class M2 Certificate Principal Balance at beginning and
            end of Collection Period                                  $________

III.  Invested Amount after all payments and distributions on the
      Payment Date:                                                   $________

IV.   Collections on Mortgage Loans:

      A.    Aggregate amount of Interest Collections received during
            the related Collection Period                             $________

      B.    Principal Collections received during the related
            Collection Period                                         $________

      C.    Net Recoveries received during the related Collection
            Period                                                    $________

V.    Insured Amount:                                                 $________

VI.   Distributions:

      A.    Premium Amount paid to the Insurer on the Payment Date    $________

      B.    Class A Interest Payment Amount payable                   $________

      C.    Class M1 Interest Payment Amount                          $________

      D.    Class M2 Interest Payment Amount                          $________

      E.    Class A Interest Payment Amount for the Class A Notes
            paid on the Payment Date                                  $________

      F.    Class A Outstanding Interest Carryover Shortfall
            remaining after all payments on the Payment Date          $________

      G.    Specified Overcollateralization Amount                    $________

      H.    Any other amounts paid to the Insurer pursuant to the
            Insurance Agreement                                       $________

      I.    Amount actually paid to Class A Noteholders in respect
            of principal                                              $________

      J. Amount actually paid to the Class M1 Noteholders in respect of principal

      K. Amount actually paid to the Class M2 Noteholders in respect of principal

VII.  Modified Loans (cumulative Collection Periods including the
      Current Collection Period):

      A.    Aggregate Principal Balance of Mortgage Loans modified
            after giving effect to modifications                      $________

      B.    Aggregate Credit Limit of Mortgage Loans modified on a
            cumulative basis after giving effect to modifications     $________

      C.    Weighted average of Credit Limits of Mortgage Loans at
            the end of Collection Period after giving effect to
            modifications                                             $________

VIII. Substitute Loans:

      A.    Purchase Prices                                           $________

      B.    Substitution Adjustment                                   $________

IX.   Weighted Averages:

      A.    Weighted average of the Loan Rates at end of related
            Collection Period                                         $________

      B.    Weighted average of the Loan Rate Cap at end of related
            Collection Period                                         $________

      C.    Weighted average Margin at end of related Collection
            Period                                                    $________

X.    Delinquent Accounts:

                                                       # of Accounts  Principal
                                                                       Balance

      A.    31-60 days delinquent                           ________  $________

      B.    61-90 days delinquent                           ________  $________

      C.    over 90 days delinquent                         ________  $________

      D.    REO Properties                                  ________  $________

      E.    Foreclosures                                    ________  $________

      F.    Bankruptcies                                    ________  $________

      G.    Three Month Rolling Average                               _________%

      H.    Has a Trigger Event occurred?                             _________

XI.   Rapid Amortization:

      A.    Has a Rapid Amortization Event occurred?                  _________

      B.    What was the Rapid Amortization Event?                    _________

XII. Allocations to Class A Noteholders (for each $1,000 of original principal):

      A.    Aggregate amount of Principal Collections received
            during the related Collection Period                      $________

      B.    Amount actually paid to Class A Noteholders in respect
            of principal                                              $________

      C.    Interest Distribution payable to the Class A Noteholders  $________

      D.    Interest Distribution for the Class A Notes paid on the
            Payment Date                                              $________

      E.    Class A Note Principal Amount after all payments on the
            Payment Date                                              $________

      F.    Aggregate amount of any Relief Act Interest Shortfalls    $________

XIII  Allocations to Class M1 Noteholders (for each $1,000 of
      original principal)                                             $________

      A.    Aggregate amount of Principal Collections received
            during the related Collection Period                      $________

      B.    Amount actually paid to Class M1 Noteholders in respect
            of principal                                              $________

      C.    Interest Distribution payable to the Class M1 Noteholder  $________

      D.    Interest Distribution for the Class M1 Notes paid on the
            Payment Date                                              $________

      E.    Class M1 Note Principal Amount after all payments on the
            Payment Date                                              $________

      F.    Class M1 Note Principal Amount after all payments on the
            Payment Date                                              $________

XIV   Allocations to the Class M2 Noteholders (for each $1,000 of     $________
      original principal)

      A.    Aggregate amount of Principal Collections received
            during the related Collection Period                      $________

      B.    Amount actually paid to Class M2 Noteholders in respect
            of principal                                              $________

      C.    Interest Distribution payable to the Class M2 Noteholder  $________

      D.    Interest Distribution for the Class M2 Notes paid on the
            Payment Date                                              $________

      E.    Class M2 Note Principal Amount after all payments on the
            Payment Date                                              $________

      F.    Class M2 Note Principal Amount after all payments on the
            Payment Date                                              $________

XV    Step-Down Date:

      A.    Step-Down Date Occurred?                   Yes___         No___

      B.    Step-Down Test Satisfied?                  Yes___         No___

      C.    Cumulative Net Charge-Off Amounts          $________

XVI   Pool Assets

      A.    Have any material modifications, extensions or waivers
            to the Mortgage Loan term, fees penalties or payments
            during the period?                                        _________

      B.    Have any material breaches of Mortgage Loan pool
            representations and warranties or convents occurred?      _________

                                    EXHIBIT R

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

      As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Indenture Trustee pursuant to Section 3.14(f). If the Indenture Trustee is indicated below as to any item, then the Indenture Trustee is primarily responsible for obtaining that information.

      Under Item 1 of Form 10-D: a) items marked "5.03 statement" are required to be included in the periodic Distribution Date statement under Section 4.03, provided by the Indenture Trustee based on information received from the Servicer; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the 4.03 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

 Form   Item                               Description                          Responsible Party
-----  -----                               -----------                          -----------------
10-D   Must be filed within 15 days of the distribution date for the asset-backed securities.

       1      Distribution and Pool Performance Information

              Item 1121(a) - Distribution and Pool Performance Information

              (1) Any applicable record dates, accrual dates, determination     5.03 statement
              dates for calculating distributions and actual distribution dates for the distribution period.

              (2) Cash flows received and the sources thereof for               5.03 statement
              distributions, fees and expenses.

              (3) Calculated amounts and distribution of the flow of funds      5.03 statement
              for the period itemized by type and priority of payment,
              including:

                    (i) Fees or expenses accrued and paid, with an              5.03 statement
              identification of the general purpose of such fees and the party receiving such fees or expenses.

                    (ii) Payments accrued or paid with respect to enhancement   5.03 statement
              or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

                    (iii) Principal, interest and other distributions accrued   5.03 statement
              and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.

                    (iv) The amount of excess cash flow or excess spread and    5.03 statement
              the disposition of excess cash flow.

              (4) Beginning and ending principal balances of the asset-backed   5.03 statement
              securities.

              (5) Interest rates applicable to the pool assets and the          5.03 statement
              asset-backed securities, as applicable.

              (6) Beginning and ending balances of transaction accounts, such   5.03 statement
              as reserve accounts, and material account activity during the period.

              (7) Any amounts drawn on any credit enhancement or other          5.03 statement
              support identified in Item 1114 of Regulation AB, as
              applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

              (8) Number and amount of pool assets at the beginning and         5.03 statement
              ending of each period, and updated pool composition
              information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and
              prepayment amounts.                                               Updated pool
                                                                                composition
                                                                                information fields to
                                                                                be as specified by
                                                                                Depositor from time to
                                                                                time

              (9) Delinquency and loss information for the period.              5.03 statement.

              In addition, describe any material changes to the information
              specified in Item 1100(b)(5) of Regulation AB regarding the       Form 10-D report:
              pool assets.                                                      Servicer

              (10) Information on the amount, terms and general purpose of      5.03 statement
              any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

              (11) Any material modifications, extensions or waivers to pool    5.03 statement
              asset terms, fees, penalties or payments during the
              distribution period or that have cumulatively become material over time.

              (12) Material breaches of pool asset representations or           5.03 statement
              warranties or transaction covenants.

              (13) Information on ratio, coverage or other tests used for       5.03 statement
              determining any early amortization, liquidation or other
              performance trigger and whether the trigger was met.

              (14) Information regarding any new issuance of asset-backed       Form 10-D report:
              securities backed by the same asset pool,                         Depositor

              [information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance
              with its terms), such as additions or removals in connection      Form 10-D report:
              with a pre-funding or revolving period and pool asset             Servicer
              substitutions and repurchases (and purchase rates, if
              applicable), and cash flows available for future purchases, such as the balances of any pre-funding or revolving accounts, if applicable.

              Disclose any material changes in the solicitation,
              credit-granting, underwriting, origination, acquisition or pool
              selection criteria or procedures, as applicable, used to          Form 10-D report:
              originate, acquire or select the new pool assets.                 Servicer

              Item 1121(b) - Pre-Funding or Revolving Period Information        N/A

              Updated pool information as required under Item 1121(b).

       2      Legal Proceedings

              Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

              Sponsor (Seller)

              Depositor                                                         Seller

              Indenture Trustee                                                 Depositor

              Issuing entity                                                    Indenture Trustee

              Servicer, affiliated Servicer, other Servicer servicing 20% or
              more of pool assets at time of report, other material servicers   Depositor

              Originator of 20% or more of pool assets as of the Cut-off Date   Servicer

              Custodian                                                         Seller

                                                                                Indenture Trustee

       3      Sales of Securities and Use of Proceeds

              Information from Item 2(a) of Part II of Form 10-Q:

              With respect to any sale of securities by the sponsor,
              depositor or issuing entity, that are backed by the same asset
              pool or are otherwise issued by the issuing entity, whether or    Depositor
              not registered, provide the sales and use of proceeds
              information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

       4      Defaults Upon Senior Securities

              Information from Item 3 of Part II of Form 10-Q:

              Report the occurrence of any Event of Default (after expiration
              of any grace period and provision of any required notice)         Indenture Trustee

       5      Submission of Matters to a Vote of Security Holders

              Information from Item 4 of Part II of Form 10-Q                   Party submitting the
                                                                                matter to Holders for
                                                                                vote

       6      Significant Obligors of Pool Assets

              Item 1112(b) - Significant Obligor Financial Information*         N/A

              *This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

       7      Significant Enhancement Provider Information

              Item 1114(b)(2) - Credit Enhancement Provider Financial           Depositor
              Information*

              Determining applicable disclosure threshold

              Obtaining required financial information or effecting incorporation by reference

              Item 1115(b) - Derivative Counterparty Financial Information*     Depositor

              Determining current maximum probable exposure

              Determining current significance percentage

              Obtaining required financial information or effecting incorporation by reference

              *This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

       8      Other Information

              Disclose any information required to be reported on Form 8-K      The Responsible Party
              during the period covered by the Form 10-D but not reported       for the applicable
                                                                                Form 8-K item as
                                                                                indicated below

       9      Exhibits

              Distribution report                                               Indenture Trustee

              Exhibits required by Item 601 of Regulation S-K, such as          Depositor
              material agreements

8-K    Must be filed within four business days of an event reportable on Form 8-K.

       1.01   Entry into a Material Definitive Agreement

              Disclosure is required regarding entry into or amendment of any   Servicer; or any of
              definitive agreement that is material to the securitization,      the following that is
              even if depositor is not a party.                                 a party to the
                                                                                agreement if Servicer
                                                                                is not: Indenture
                                                                                Trustee, Sponsor,
                                                                                Depositor

              Examples: servicing agreement, custodial agreement.

              Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

       1.02   Termination of a Material Definitive Agreement

              Disclosure is required regarding termination of any definitive    Servicer; or any of
              agreement that is material to the securitization (other than      the following that is
              expiration in accordance with its terms), even if depositor is    a party to the
              not a party.                                                      agreement if Servicer
                                                                                is not: Indenture
                                                                                Trustee, Sponsor,
                                                                                Depositor

              Examples: servicing agreement, custodial agreement.

       1.03   Bankruptcy or Receivership

              Disclosure is required regarding the bankruptcy or                Depositor
              receivership, if known to the Depositor, with respect to any of the following:

              Sponsor (Seller), Depositor, Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Indenture Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty

       2.04   Triggering Events that Accelerate or Increase a Direct
              Financial Obligation or an Obligation under an Off-Balance
              Sheet Arrangement

              Includes an early amortization, performance trigger or other      Servicer/Indenture
              event, including event of default, that would materially alter    Trustee (to the
              the payment priority/distribution of cash flows/amortization      extent of actual
              schedule.                                                         knowledge)

              Disclosure will be made of events other than waterfall triggers which are disclosed in the 4.03 statement

       3.03   Material Modification to Rights of Security Holders

              Disclosure is required of any material modification to             Indenture Trustee
              documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement

       5.03   Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year

              Disclosure is required of any amendment "to the governing         Depositor
              documents of the issuing entity"

       5.06   Change in Shell Company Status

              [Not applicable to ABS issuers]                                   Depositor

       6.01   ABS Informational and Computational Material

              [Not included in reports to be filed under Section 3.18]          Depositor

       6.02   Change of Servicer or Indenture Trustee

              Requires disclosure of any removal, replacement, substitution     Indenture Trustee or
              or addition of any servicer, affiliated servicer, other           Servicer
              servicer servicing 10% or more of pool assets at time of
              report, other material servicers, certificate administrator or trustee. Reg AB disclosure about any new servicer or indenture trustee is also required.

       6.03   Change in Credit Enhancement or Other External Support

              Covers termination of any enhancement in manner other than by     Depositor or
              its terms, the addition of an enhancement, or a material change   Indenture Trustee
              in the enhancement provided. Applies to external credit
              enhancements as well as derivatives. Reg AB disclosure about any new enhancement provider is also required.

       6.04   Failure to Make a Required Distribution                           Indenture Trustee

       6.05   Securities Act Updating Disclosure

              If any material pool characteristic differs by 5% or more at      Depositor
              the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

              If there are any new servicers or originators required to be      Depositor
              disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110
              respectively.

       7.01   Regulation FD Disclosure                                          Depositor

       8.01   Other Events

              Any event, with respect to which information is not otherwise     Depositor
              called for in Form 8-K, that the registrant deems of importance to security holders.

       9.01   Financial Statements and Exhibits                                 The Responsible Party
                                                                                applicable to
                                                                                reportable event

10-K   Must be filed within 90 days of the fiscal year end for the registrant.

       9B     Other Information

              Disclose any information required to be reported on Form 8-K      The Responsible Party
              during the fourth quarter covered by the Form 10-K but not        for the applicable
              reported                                                          Form 8-K item as
                                                                                indicated above

       15     Exhibits and Financial Statement Schedules

              Item 1112(b) - Significant Obligor Financial Information          Servicer

              Item 1114(b)(2) - Credit Enhancement Provider Financial
              Information                                                       Depositor

              Determining applicable disclosure threshold

              Obtaining required financial information or effecting incorporation by reference

              Item 1115(b) - Derivative Counterparty Financial Information      Depositor

              Determining current maximum probable exposure

              Determining current significance percentage

              Obtaining required financial information or effecting incorporation by reference

              Item 1117 - Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

              Sponsor (Seller)

              Depositor                                                         Seller

              Indenture Trustee                                                 Depositor

              Issuing entity                                                    Indenture Trustee

              Servicer, affiliated Servicer, other Servicer servicing 20% or    Depositor
              more of pool assets at time of report, other material servicers

              Originator of 20% or more of pool assets as of the Cut-off Date   Servicer

                                                                                Servicer

              Item 1119 - Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:

              Sponsor (Seller)

              Depositor                                                         Seller

              Indenture Trustee                                                 Depositor

              Servicer, affiliated Servicer, other Servicer servicing 20% or    Indenture Trustee
              more of pool assets at time of report, other material servicers   (only as to
                                                                                affiliations between
                                                                                the Indenture Trustee
                                                                                and such other parties
                                                                                listed)

              Originator                                                        Servicer

              Credit Enhancer/Support Provider

              Significant Obligor

                                                                                Depositor

                                                                                Depositor

                                                                                Servicer

              Item 1122 - Assessment of Compliance with Servicing Criteria      Each Party
                                                                                participating in the
                                                                                servicing function

              Item 1123 - Servicer Compliance Statement                         Servicer and
                                                                                Indenture Trustee